  "VARI-VEST ASSET BUILDER" FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

     SUPPLEMENT DATED NOVEMBER 1, 2001 TO THE PROSPECTUS DATED MAY 1, 2001

The following Funds have been added to the Available Funds list on pages 2 and 3 of the prospectus:

J.P. MORGAN SERIES TRUST II
J.P. Morgan Mid Cap Value Portfolio            Robert Fleming, Inc.
J.P. Morgan Small Company Portfolio            J.P. Morgan Investment Management Inc.

MFS VARIABLE INSURANCE TRUST (SERVICE CLASS)
MFS New Discovery Series                       Massachusetts Financial Services Company
MFS Investors Growth Stock Series              Massachusetts Financial Services Company
MFS Mid Cap Growth Series                      Massachusetts Financial Services Company
MFS Total Return Series                        Massachusetts Financial Services Company

The new Funds have the following management fees and other expenses disclosed in the Charges and Deductions section of the prospectus:

                                                                        TOTAL FUND
                                                                         EXPENSES       TOTAL        TOTAL FUND
                                                                         WITHOUT       WAIVERS        EXPENSES
                              MANAGEMENT    DISTRIBUTION     OTHER      WAIVERS OR       AND        WITH WAIVERS
                                 FEES       (12b-1) FEES    EXPENSES    REDUCTIONS    REDUCTIONS    OR REDUCTIONS
                              ----------    ------------    --------    ----------    ----------    -------------
J.P. MORGAN SERIES TRUST II:
  J.P. Morgan Mid Cap Value      0.70%          0.00%         0.92%        1.62%         0.62%          1.00%
  J.P. Morgan Small Company      0.60%          0.00%         0.72%        1.32%         0.17%          1.15%
MFS VARIABLE INSURANCE
  TRUST:
  MFS Investors Growth Stock     0.75%          0.20%         0.17%        1.12%         0.01%          1.11%
  MFS Mid Cap Growth             0.75%          0.20%         1.46%        2.41%         1.30%          1.11%
  MFS New Discovery              0.90%          0.20%         0.19%        1.29%         0.03%          1.26%
  MFS Total Return               0.75%          0.20%         0.15%        1.10%         0.00%          1.10%

Because of the addition of the new Funds, and the resulting change in the average expense factor, attached hereto are the revised hypothetical illustrations that replace those included in the prospectus.

We have also discontinued the Dollar Cost Averaging program discussed in the prospectus.

                    ILLUSTRATIONS OF CASH SURRENDER VALUES,
                    DEATH BENEFITS AND ACCUMULATED PREMIUMS.

The following tables help to show how contract values change with investment performance. The tables illustrate how the death benefit of a contract of an insured of a given age and the cash surrender value (reflecting the deduction of sales load) would vary over time if the return on the assets held in the Funds was a constant, gross, after-tax, annual rate of 0%, 6% or 12%. Because of compounding, the death benefits and cash surrender values would be different from those shown if the returns averaged 0%, 6%, or 12%, but fluctuated over and under those averages throughout the years.

The amounts shown for the death benefit and cash surrender value as of each contract year show that the net investment return on the assets held in the subaccounts is lower than the gross, after-tax returns on Fund assets. This is because certain fees and charges are deducted from the gross return. They are the daily investment management fees incurred by the Funds and the other expenses of operating the funds. These are currently equivalent to an average rate of 1.01% of the value of the average daily net assets of the Funds to which contract values may be allocated. This average takes into account the waivers and reimbursements detailed in the Charges and Deductions section of the prospectus. These waivers and reductions may be terminated in future years. If the waivers and/or reductions are terminated, the average fund expenses may increase, as may the underlying cost of the contract. The daily charge to VAR for assuming mortality and expense risks is equivalent to an annual charge of 0.75%. Based on your contract cash value, your charges may be less. Gross annual rates of return of 0%, 6%, and 12% produce average net annual rates of return for all Funds of approximately -1.76%, 4.24%, and 10.24%.

Each page of illustrations includes two tables. The top table shows the death benefits and cash surrender values assuming we assess current contract charges ("current tables"). Current charges are not guaranteed and may be changed. The lower table shows the death benefits and cash surrender values assuming we assess the maximum contract charges allowable.

The tables assume a premium tax deduction of 1.84% (the charge deducted from your contract will reflect premium taxes in your jurisdiction), that no portion of your net premiums have been allocated to the general account and that planned premiums are paid on the first day of each contract year. The tables also assume that you have made no transfers, partial surrenders, loans, changes in death benefit option or changes in stated amount. Additionally, the tables assume that there are no optional insurance benefits and the current tables assume that our current cost of insurance charges will not be changed. Finally, the tables reflect the fact that no charges for federal, state or local taxes are made now against VAR. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

Below is a list of the sample illustrations presented on the following pages of this prospectus. Upon request, we will furnish a comparable illustration based on your age, sex, risk class, death benefit plan, stated amount and planned premium.

                            VARI-VEST ASSET BUILDER

AGE   DEATH BENEFIT PLAN    PLANNED PREMIUM    STATED AMOUNT       RISK CLASS        PAGE
---   ------------------    ---------------    -------------       ----------        ----
25          Plan A           1,092  (Minimum)    $ 150,000          Nonsmoker         1
25          Plan A           1,270                 150,000          Nonsmoker         2
25          Plan B           1,092  (Minimum)      150,000          Nonsmoker         3
25          Plan B           4,005                 150,000          Nonsmoker         4
40          Plan A           2,904  (Minimum)      250,000     Preferred Nonsmoker    5
40          Plan A           3,820                 250,000     Preferred Nonsmoker    6
40          Plan B           2,904  (Minimum)      250,000     Preferred Nonsmoker    7
40          Plan B          11,040                 250,000     Preferred Nonsmoker    8

HYPOTHETICAL HISTORICAL ILLUSTRATIONS

We may produce hypothetical illustrations of the contract (such as those listed above) based upon the actual historical investment performance (total return) of the Funds from the inception of each Fund or one-, five- and ten-year periods. Such illustrations reflect all contract and subsequent charges, including the cost of insurance (specific to the age, sex, stated amount, risk classification and type of death benefit), planned premium, premium tax, risk charge, sales load, administration charge and surrender charge for the contract being illustrated. We will also provide individualized illustrations upon request. Being based upon past performance, neither hypothetical illustrations nor other performance data indicate future performance.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $1,092.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.24% NET)       6.00% (4.24% NET)       0.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,092        1,147              0         150,000              0         150,000              0         150,000
2              1,092        2,351              0         150,000              0         150,000              0         150,000
3              1,092        3,615              0         150,000              0         150,000              0         150,000
4              1,092        4,942          1,101         150,000            538         150,000             41         150,000
5              1,092        6,336          2,378         150,000          1,497         150,000            752         150,000
6              1,092        7,799          3,795         150,000          2,505         150,000          1,455         150,000
7              1,092        9,336          5,360         150,000          3,557         150,000          2,148         150,000
8              1,092       10,949          7,090         150,000          4,655         150,000          2,828         150,000
9              1,092       12,643          9,001         150,000          5,800         150,000          3,495         150,000
10             1,092       14,422         11,113         150,000          6,992         150,000          4,147         150,000
15             1,092       24,742         28,017         150,000         16,243         150,000          9,675         150,000
20             1,092       37,913         51,528         150,000         24,121         150,000         11,907         150,000
Age 60         1,092      103,561        263,784         353,470         58,609         150,000         13,157         150,000
Age 65         1,092      138,509        442,049         539,300         74,719         150,000          9,917         150,000
Age 70         1,092      183,112        735,839         853,573         94,106         150,000          2,690         150,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.24 NET)       6.00% (4.24% NET)       0.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,092        1,147               0         150,000             0         150,000              0         150,000
2              1,092        2,351               0         150,000             0         150,000              0         150,000
3              1,092        3,615               0         150,000             0         150,000              0         150,000
4              1,092        4,942           1,022         150,000           470         150,000              0         150,000
5              1,092        6,336           2,280         150,000         1,415         150,000            683         150,000
6              1,092        7,799           3,675         150,000         2,409         150,000          1,377         150,000
7              1,092        9,336           5,216         150,000         3,444         150,000          2,059         150,000
8              1,092       10,949           6,918         150,000         4,525         150,000          2,729         150,000
9              1,092       12,643           8,798         150,000         5,652         150,000          3,386         150,000
10             1,092       14,422          10,877         150,000         6,825         150,000          4,028         150,000
15             1,092       24,742          27,536         150,000        15,954         150,000          9,495         150,000
20             1,092       37,913          50,579         150,000        23,616         150,000         11,607         150,000
Age 60         1,092      103,561         256,404         343,582        54,503         150,000         10,044         150,000
Age 65         1,092      138,509         427,108         521,072        66,647         150,000          3,165         150,000
Age 70         1,092      183,112         705,052         817,860        78,609         150,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $1,275.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.24% NET)       6.00% (4.24% NET)       0.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,270        1,334              0          150,000              0        150,000              0         150,000
2              1,270        2,734              0          150,000              0        150,000              0         150,000
3              1,270        4,204            567          150,000            173        150,000              0         150,000
4              1,270        5,748          1,976          150,000          1,294        150,000            692         150,000
5              1,270        7,368          3,537          150,000          2,468        150,000          1,560         150,000
6              1,270        9,070          5,268          150,000          3,700        150,000          2,421         150,000
7              1,270       10,857          7,182          150,000          4,988        150,000          3,270         150,000
8              1,270       12,734          9,301          150,000          6,334        150,000          4,104         150,000
9              1,270       14,704         11,644          150,000          7,739        150,000          4,924         150,000
10             1,270       16,773         14,235          150,000          9,206        150,000          5,727         150,000
15             1,270       28,775         34,463          150,000         20,053        150,000         11,994         150,000
20             1,270       44,093         63,625          150,000         29,987        150,000         14,939         150,000
Age 60         1,270      120,442        324,814          435,250         75,435        150,000         18,319         150,000
Age 65         1,270      161,086        544,003          663,684         98,167        150,000         15,885         150,000
Age 70         1,270      212,960        905,236        1,050,073        127,299        150,000          9,630         150,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.24% NET)       6.00% (4.24% NET)       0.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,270        1,334               0         150,000              0        150,000              0         150,000
2              1,270        2,734               0         150,000              0        150,000              0         150,000
3              1,270        4,204             506         150,000            117        150,000              0         150,000
4              1,270        5,748           1,897         150,000          1,226        150,000            632         150,000
5              1,270        7,368           3,439         150,000          2,386        150,000          1,491         150,000
6              1,270        9,070           5,148         150,000          3,604        150,000          2,343         150,000
7              1,270       10,857           7,038         150,000          4,876        150,000          3,181         150,000
8              1,270       12,734           9,129         150,000          6,204        150,000          4,006         150,000
9              1,270       14,704          11,442         150,000          7,591        150,000          4,815         150,000
10             1,270       16,773          13,999         150,000          9,040        150,000          5,608         150,000
15             1,270       28,775          33,986         150,000         19,767        150,000         11,815         150,000
20             1,270       44,093          62,695         150,000         29,490        150,000         14,643         150,000
Age 60         1,270      120,442         316,999         424,779         71,689        150,000         15,305         150,000
Age 65         1,270      161,086         527,694         643,786         91,196        150,000          9,373         150,000
Age 70         1,270      212,960         870,749       1,010,069        115,065        150,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $1,092.00                         STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.24% NET)       6.00% (4.24% NET)       0.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,092        1,147              0         150,842              0         150,789              0         150,736
2              1,092        2,351              0         151,770              0         151,611              0         151,459
3              1,092        3,615              0         152,794              0         152,468              0         152,169
4              1,092        4,942          1,086         153,922            526         153,362             30         152,867
5              1,092        6,336          2,354         155,169          1,478         154,294            737         153,552
6              1,092        7,799          3,759         156,550          2,477         155,269          1,434         154,226
7              1,092        9,336          5,309         158,076          3,519         156,287          2,120         154,887
8              1,092       10,949          7,019         159,762          4,605         157,348          2,792         155,536
9              1,092       12,643          8,905         161,623          5,734         158,452          3,450         156,168
10             1,092       14,422         10,985         163,676          6,908         159,599          4,092         156,783
15             1,092       24,742         27,565         177,565         16,002         166,002          9,546         159,546
20             1,092       37,913         50,150         200,150         23,531         173,531         11,648         161,648
Age 60         1,092      103,561        246,911         396,911         53,145         203,145         11,951         161,951
Age 65         1,092      138,509        409,619         559,619         63,887         213,887          8,165         158,165
Age 70         1,092      183,112        676,600         826,600         72,759         222,759            509         150,509

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.24% NET)       6.00% (4.24% NET)       0.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,092        1,147               0         150,818             0        150,766               0         150,714
2              1,092        2,351               0         151,727             0        151,571               0         151,421
3              1,092        3,615               0         152,732             0        152,412               0         152,118
4              1,092        4,942           1,006         153,843           456        153,293               0         152,806
5              1,092        6,336           2,255         155,070         1,395        154,211             667         153,482
6              1,092        7,799           3,638         156,429         2,380        155,171           1,355         154,147
7              1,092        9,336           5,162         157,930         3,405        156,172           2,030         154,798
8              1,092       10,949           6,844         159,587         4,473        157,216           2,692         155,435
9              1,092       12,643           8,698         161,416         5,584        158,302           3,339         156,057
10             1,092       14,422          10,744         163,435         6,738        159,429           3,971         156,662
15             1,092       24,742          27,066         177,066        15,704        165,704           9,361         159,361
20             1,092       37,913          49,136         199,136        22,997        172,997          11,336         161,336
Age 60         1,092      103,561         236,514         386,514        48,005        198,005           8,679         158,679
Age 65         1,092      138,509         387,334         537,334        53,079        203,079           1,336         151,336
Age 70         1,092      183,112         629,813         779,813        50,750        200,750

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $4,010                            STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.24% NET)       6.00% (4.24% NET)       0.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                PLANNED PREMIUMS                CURRENT                        CURRENT                        CURRENT
              ---------------------   ----------------------------   ----------------------------   ----------------------------
              TOTAL     ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF     ANNUAL       AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR   OUTLAY     INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------   ------    -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             4,005         4,205           1,003         153,901           783         153,681            564         153,462
2             4,005         8,621           5,340         158,219         4,655         157,534          3,996         156,875
3             4,005        13,257          10,147         163,004         8,712         161,570          7,387         160,245
4             4,005        18,125          15,472         168,308        12,964         165,800         10,737         163,573
5             4,005        23,237          21,372         174,188        17,419         170,234         14,046         166,861
6             4,005        28,604          27,914         180,705        22,090         174,882         17,318         170,109
7             4,005        34,239          35,159         187,926        26,982         179,750         20,547         173,315
8             4,005        40,156          43,182         195,926        32,104         184,848         23,733         176,476
9             4,005        46,369          52,067         204,785        37,466         190,184         26,874         179,592
10            4,005        52,893          61,905         214,596        43,076         195,767         29,970         182,661
15            4,005        90,743         131,764         329,411        77,766         227,766         47,258         197,258
20            4,005       139,051         242,103         537,469       117,676         267,676         60,493         210,493
Age 60        4,005       379,819       1,218,099       1,632,253       306,237         456,237         90,742         240,742
Age 65        4,005       507,993       2,037,129       2,485,298       400,262         550,262         95,782         245,782
Age 70        4,005       671,579       3,386,921       3,928,829       514,544         664,544         96,405         246,405

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.24% NET)       6.00% (4.24% NET)       0.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                PLANNED PREMIUMS               GUARANTEED                     GUARANTEED                     GUARANTEED
              ---------------------   ----------------------------   ----------------------------   ----------------------------
              TOTAL     ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF     ANNUAL       AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR   OUTLAY     INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------   ------    -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             4,005         4,205             980         153,878           761         153,659            542         153,440
2             4,005         8,621           5,297         158,175         4,614         157,493          3,958         156,837
3             4,005        13,257          10,084         162,942         8,656         161,513          7,336         160,193
4             4,005        18,125          15,391         168,228        12,894         165,730         10,676         163,512
5             4,005        23,237          21,272         174,088        17,335         170,150         13,975         166,791
6             4,005        28,604          27,791         180,583        21,991         174,783         17,238         170,029
7             4,005        34,239          35,011         187,778        26,866         179,634         20,456         173,224
8             4,005        40,156          43,005         195,749        31,971         184,714         23,631         176,375
9             4,005        46,369          51,859         204,577        37,313         190,031         26,762         179,480
10            4,005        52,893          61,661         214,352        42,904         195,595         29,847         182,538
15            4,005        90,743         131,259         328,148        77,466         227,466         47,071         197,071
20            4,005       139,051         240,977         534,970       117,140         267,140         60,179         210,179
Age 60        4,005       379,819       1,199,293       1,607,053       301,111         451,111         87,473         237,473
Age 65        4,005       507,993       1,993,208       2,431,714       389,500         539,500         88,940         238,940
Age 70        4,005       671,579       3,285,857       3,811,594       492,665         642,665         82,732         232,732

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $2,904.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
        12.00% (10.24% NET)     6.00% (4.24% NET)     0.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049              0         250,000              0         250,000              0         250,000
2              2,904        6,251              0         250,000              0         250,000              0         250,000
3              2,904        9,613          1,876         250,000            910         250,000             19         250,000
4              2,904       13,142          5,383         250,000          3,709         250,000          2,226         250,000
5              2,904       16,849          9,245         250,000          6,618         250,000          4,384         250,000
6              2,904       20,740         13,467         250,000          9,614         250,000          6,467         250,000
7              2,904       24,827         18,106         250,000         12,717         250,000          8,493         250,000
8              2,904       29,117         23,202         250,000         15,922         250,000         10,451         250,000
9              2,904       33,622         28,847         250,000         19,278         250,000         12,386         250,000
10             2,904       38,353         35,059         250,000         22,749         250,000         14,251         250,000
15             2,904       65,797         82,764         250,000         47,643         250,000         28,130         250,000
20             2,904      100,825        152,353         250,000         70,255         250,000         33,968         250,000
Age 60         2,904      100,825        152,353         250,000         70,255         250,000         33,968         250,000
Age 65         2,904      145,529        270,056         329,469         97,191         250,000         36,919         250,000
Age 70         2,904      202,585        465,387         539,849        129,352         250,000         35,395         250,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
        12.00% (10.24% NET)     6.00% (4.24% NET)     0.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049               0         250,000             0        250,000               0         250,000
2              2,904        6,251               0         250,000             0        250,000               0         250,000
3              2,904        9,613           1,041         250,000           143        250,000               0         250,000
4              2,904       13,142           4,168         250,000         2,624        250,000           1,258         250,000
5              2,904       16,849           7,576         250,000         5,165        250,000           3,125         250,000
6              2,904       20,740          11,292         250,000         7,772        250,000           4,911         250,000
7              2,904       24,827          15,346         250,000        10,443        250,000           6,619         250,000
8              2,904       29,117          19,776         250,000        13,178        250,000           8,247         250,000
9              2,904       33,622          24,626         250,000        15,981        250,000           9,793         250,000
10             2,904       38,353          29,933         250,000        18,844        250,000          11,246         250,000
15             2,904       65,797          70,564         250,000        39,285        250,000          22,199         250,000
20             2,904      100,825         126,704         250,000        53,997        250,000          22,990         250,000
Age 60         2,904      100,825         126,704         250,000        53,997        250,000          22,990         250,000
Age 65         2,904      145,529         222,151         271,024        67,185        250,000          17,046         250,000
Age 70         2,904      202,585         381,298         442,305        74,483        250,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $3,840.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.24% NET)       6.00% (4.24% NET)       0.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              3,820        4,011              0         250,000              0         250,000              0         250,000
2              3,820        8,223            696         250,000             63         250,000              0         250,000
3              3,820       12,645          5,077         250,000          3,765         250,000          2,553         250,000
4              3,820       17,288          9,902         250,000          7,613         250,000          5,583         250,000
5              3,820       22,163         15,226         250,000         11,628         250,000          8,563         250,000
6              3,820       27,282         21,075         250,000         15,786         250,000         11,462         250,000
7              3,820       32,658         27,527         250,000         20,113         250,000         14,295         250,000
8              3,820       38,301         34,638         250,000         24,607         250,000         17,055         250,000
9              3,820       44,228         42,524         250,000         29,320         250,000         19,784         250,000
10             3,820       50,450         51,229         250,000         34,219         250,000         22,440         250,000
15             3,820       86,552        116,326         250,000         67,472         250,000         40,202         250,000
20             3,820      132,628        215,822         289,201        101,062         250,000         49,868         250,000
Age 60         3,820      132,628        215,822         289,201        101,062         250,000         49,868         250,000
Age 65         3,820      191,433        381,850         465,857        142,858         250,000         56,791         250,000
Age 70         3,820      266,486        656,589         761,643        195,886         250,000         59,619         250,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.24% NET)       6.00% (4.24% NET)       0.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              3,820        4,011               0         250,000             0        250,000               0         250,000
2              3,820        8,223             187         250,000             0        250,000               0         250,000
3              3,820       12,645           4,249         250,000         3,004        250,000           1,856         250,000
4              3,820       17,288           8,695         250,000         6,534        250,000           4,621         250,000
5              3,820       22,163          13,574         250,000        10,188        250,000           7,310         250,000
6              3,820       27,282          18,926         250,000        13,966        250,000           9,918         250,000
7              3,820       32,658          24,807         250,000        17,870        250,000          12,442         250,000
8              3,820       38,301          31,275         250,000        21,907        250,000          14,880         250,000
9              3,820       44,228          38,398         250,000        26,086        250,000          17,232         250,000
10             3,820       50,450          46,240         250,000        30,402        250,000          19,488         250,000
15             3,820       86,552         104,800         250,000        59,480        250,000          34,459         250,000
20             3,820      132,628         192,993         258,611        85,990        250,000          39,421         250,000
Age 60         3,820      132,628         192,993         258,611        85,990        250,000          39,421         250,000
Age 65         3,820      191,433         340,587         415,516       116,300        250,000          38,212         250,000
Age 70         3,820      266,486         581,006         673,967       150,806        250,000          25,651         250,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $2,904.00                         STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.24% NET)       6.00% (4.24% NET)       0.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049              0         252,596              0         252,443              0         252,291
2              2,904        6,251              0         255,431              0         254,965              0         254,518
3              2,904        9,613          1,848         258,530            885         257,568              0         256,680
4              2,904       13,142          5,331         261,918          3,666         260,253          2,190         258,778
5              2,904       16,849          9,159         265,649          6,549         263,039          4,328         260,818
6              2,904       20,740         13,332         269,722          9,509         265,899          6,386         262,776
7              2,904       24,827         17,903         274,190         12,565         268,853          8,380         264,667
8              2,904       29,117         22,906         279,088         15,710         271,892         10,300         266,482
9              2,904       33,622         28,434         284,507         18,994         275,067         12,191         268,264
10             2,904       38,353         34,493         290,455         22,375         278,337         14,005         269,967
15             2,904       65,797         80,572         330,572         46,470         296,470         27,499         277,499
20             2,904      100,825        145,130         395,130         67,151         317,151         32,608         282,608
Age 60         2,904      100,825        145,130         395,130         67,151         317,151         32,608         282,608
Age 65         2,904      145,529        249,015         499,015         89,705         339,705         34,285         284,285
Age 70         2,904      202,585        416,193         666,193        112,385         362,385         30,755         280,755

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.24% NET)       6.00% (4.24% NET)       0.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049               0         252,359             0        252,214               0         252,069
2              2,904        6,251               0         254,913             0        254,476               0         254,058
3              2,904        9,613             998         257,680           105        256,788               0         255,966
4              2,904       13,142           4,088         260,676         2,557        259,144           1,203         257,790
5              2,904       16,849           7,443         263,933         5,058        261,548           3,040         259,530
6              2,904       20,740          11,084         267,474         7,611        264,001           4,788         261,178
7              2,904       24,827          15,037         271,324        10,212        266,500           6,449         262,737
8              2,904       29,117          19,330         275,513        12,860        269,043           8,021         264,203
9              2,904       33,622          24,002         280,074        15,553        271,626           9,502         265,574
10             2,904       38,353          29,076         285,038        18,280        274,243          10,878         266,840
15             2,904       65,797          67,112         317,112        37,460        287,460          21,234         271,234
20             2,904      100,825         114,958         364,958        49,105        299,105          20,947         270,947
Age 60         2,904      100,825         114,958         364,958        49,105        299,105          20,947         270,947
Age 65         2,904      145,529         185,526         435,526        55,538        305,538          13,466         263,466
Age 70         2,904      202,585         286,894         536,894        49,089        299,089

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $11,040.00                        STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.24% NET)       6.00% (4.24% NET)       0.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              11,040      11,592           4,275         261,140         3,657         260,522          3,040         259,905
2              11,040      23,764          16,671         273,446        14,735         271,510         12,874         269,649
3              11,040      36,544          30,377         287,059        26,316         282,999         22,564         279,246
4              11,040      49,963          45,533         302,120        38,425         295,012         32,111         288,699
5              11,040      64,053          62,304         318,794        51,094         307,584         41,527         298,017
6              11,040      78,848          80,829         337,219        64,315         320,705         50,777         307,167
7              11,040      94,382         101,312         357,600        78,129         334,416         59,878         316,165
8              11,040     110,693         123,953         380,136        92,552         348,734         68,820         325,002
9              11,040     127,820         149,034         405,106       107,659         363,731         77,649         333,722
10             11,040     145,803         176,765         432,727       123,431         379,394         86,318         342,280
15             11,040     250,139         372,008         622,008       219,033         469,033        132,869         382,869
20             11,040     383,301         686,207         936,207       330,179         580,179        169,074         419,074
Age 60         11,040     383,301         686,207         936,207       330,179         580,179        169,074         419,074
Age 65         11,040     553,253       1,208,375       1,474,218       467,616         717,616        200,358         450,358
Age 70         11,040     770,159       2,073,129       2,404,829       635,675         885,675        224,688         474,688

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.24% NET)       6.00% (4.24% NET)       0.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              11,040      11,592           4,038         260,903         3,428        260,293           2,818         259,683
2              11,040      23,764          16,150         272,925        14,244        271,019          12,412         269,187
3              11,040      36,544          29,521         286,203        25,531        282,214          21,845         278,528
4              11,040      49,963          44,278         300,866        37,306        293,893          31,115         287,702
5              11,040      64,053          60,574         317,064        49,591        306,081          40,223         296,713
6              11,040      78,848          78,563         334,953        62,402        318,792          49,162         305,552
7              11,040      94,382          98,424         354,711        75,759        332,046          57,929         314,216
8              11,040     110,693         120,354         376,537        89,682        345,864          66,521         322,703
9              11,040     127,820         144,576         400,648       104,196        360,268          74,938         331,011
10             11,040     145,803         171,320         427,283       119,314        375,277          83,167         339,130
15             11,040     250,139         358,514         608,514       210,001        460,001         126,575         376,575
20             11,040     383,301         656,019         906,019       312,124        562,124         157,392         407,392
Age 60         11,040     383,301         656,019         906,019       312,124        562,124         157,392         407,392
Age 65         11,040     553,253       1,145,035       1,396,942       433,488        683,488         179,520         429,520
Age 70         11,040     770,159       1,943,673       2,254,661       572,546        822,546         187,697         437,697

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

                             PENNSYLVANIA CONTRACTS
                    ILLUSTRATIONS OF CASH SURRENDER VALUES,
                    DEATH BENEFITS AND ACCUMULATED PREMIUMS.

The following tables help to show how contract values change with investment performance. The tables illustrate how the death benefit of a contract of an insured of a given age and the cash surrender value (reflecting the deduction of sales load) would vary over time if the return on the assets held in the Funds was a constant, gross, after-tax, annual rate of 0%, 6% or 12%. Because of compounding, the death benefits and cash surrender values would be different from those shown if the returns averaged 0%, 6%, or 12%, but fluctuated over and under those averages throughout the years.

The amounts shown for the death benefit and cash surrender value as of each contract year show that the net investment return on the assets held in the subaccounts is lower than the gross, after-tax returns on Fund assets. This is because certain fees and charges are deducted from the gross return. They are the daily investment management fees incurred by the Funds and the other expenses of operating the Funds. These are currently equivalent to an average rate of 1.01% of the value of the average daily net assets of the Funds to which contract values may be allocated. This average takes into account the waivers and reimbursements detailed in the Charges and Deductions section of the prospectus. These waivers and reductions may be terminated in future years. If the waivers and/or reductions are terminated, the average fund expenses may increase, as may the underlying cost of the contract. The daily charge to VAR for assuming mortality and expense risks is equivalent to an annual charge of 0.75%. Based on your contract cash value, your charges may be less. Gross annual rates of return of 0%, 6%, and 12% produce average net annual rates of return for all Funds of approximately -1.76%, 4.24%, and 10.24%.

Each page of illustrations includes two tables. The top table shows the death benefits and cash surrender values assuming we assess current contract charges ("current tables"). Current charges are not guaranteed and may be changed. The lower table shows the death benefits and cash surrender values assuming we assess the maximum contract charges allowable.

The tables assume a premium tax deduction of 2.00% (the charge deducted from your contract will reflect premium taxes in your jurisdiction), that no portion of your net premiums have been allocated to the general account and that planned premiums are paid on the first day of each contract year. The tables also assume that you have made no transfers, partial surrenders, loans, changes in death benefit option or changes in stated amount. Additionally, the tables assume that there are no optional insurance benefits and the current tables assume that our current cost of insurance charges will not be changed. Finally, the tables reflect the fact that no charges for federal, state or local taxes are made now against VAR. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

Below is a list of the sample illustrations presented on the following pages of this prospectus. Upon request, we will furnish a comparable illustration based on your age, sex, risk class, death benefit plan, stated amount and planned premium.

                            VARI-VEST ASSET BUILDER

AGE   DEATH BENEFIT PLAN    PLANNED PREMIUM    STATED AMOUNT       RISK CLASS        PAGE
---   ------------------    ---------------    -------------       ----------        ----
25          Plan A           1,092  (Minimum)    $ 150,000          Nonsmoker        P-1
25          Plan A           1,270                 150,000          Nonsmoker        P-2
25          Plan B           1,092  (Minimum)      150,000          Nonsmoker        P-3
25          Plan B           4,005                 150,000          Nonsmoker        P-4
40          Plan A           2,904  (Minimum)      250,000     Preferred Nonsmoker   P-5
40          Plan A           3,820                 250,000     Preferred Nonsmoker   P-6
40          Plan B           2,904  (Minimum)      250,000     Preferred Nonsmoker   P-7
40          Plan B          11,040                 250,000     Preferred Nonsmoker   P-8

HYPOTHETICAL HISTORICAL ILLUSTRATIONS

We may produce hypothetical illustrations of the contract (such as those listed above) based upon the actual historical investment performance (total return) of the Funds from the inception of each Fund or one-, five- and ten-year periods. Such illustrations reflect all contract and subsequent charges, including the cost of insurance (specific to the age, sex, stated amount, risk classification and type of death benefit), planned premium, premium tax, risk charge, sales load, administration charge and surrender charge for the contract being illustrated. We will also provide individualized illustrations upon request. Being based upon past performance, neither hypothetical illustrations nor other performance data indicate future performance.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $1,092.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
     12.00% (10.24% NET)       6.00% (4.24% NET)       00.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
              --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF     TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR      OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------     ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             1,092        1,147              0         150,000              0         150,000              0         150,000
2             1,092        2,351              0         150,000              0         150,000              0         150,000
3             1,092        3,615            355         150,000             31         150,000              0         150,000
4             1,092        4,942          1,488         150,000            930         150,000            437         150,000
5             1,092        6,336          2,741         150,000          1,869         150,000          1,131         150,000
6             1,092        7,799          4,128         150,000          2,852         150,000          1,813         150,000
7             1,092        9,336          5,659         150,000          3,877         150,000          2,484         150,000
8             1,092       10,949          7,351         150,000          4,948         150,000          3,144         150,000
9             1,092       12,643          9,218         150,000          6,060         150,000          3,787         150,000
10            1,092       14,422         11,280         150,000          7,219         150,000          4,416         150,000
15            1,092       24,742         27,509         150,000         15,953         150,000          9,508         150,000
20            1,092       37,913         50,364         150,000         23,590         150,000         11,653         150,000
Age 60        1,092      103,561        254,475         340,996         56,409         150,000         12,616         150,000
Age 65        1,092      138,509        424,497         517,886         71,366         150,000          9,281         150,000
Age 70        1,092      183,112        703,293         815,820         88,986         150,000          1,976         150,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
     12.00% (10.24% NET)       6.00% (4.24% NET)       00.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
              --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF     TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR      OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------     ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             1,092        1,147              0         150,000              0         150,000              0         150,000
2             1,092        2,351              0         150,000              0         150,000              0         150,000
3             1,092        3,615            294         150,000              0         150,000              0         150,000
4             1,092        4,942          1,410         150,000            862         150,000            378         150,000
5             1,092        6,336          2,643         150,000          1,787         150,000          1,062         150,000
6             1,092        7,799          4,009         150,000          2,756         150,000          1,736         150,000
7             1,092        9,336          5,516         150,000          3,765         150,000          2,397         150,000
8             1,092       10,949          7,180         150,000          4,819         150,000          3,046         150,000
9             1,092       12,643          9,017         150,000          5,914         150,000          3,679         150,000
10            1,092       14,422         11,046         150,000          7,054         150,000          4,298         150,000
15            1,092       24,742         27,033         150,000         15,668         150,000          9,330         150,000
20            1,092       37,913         49,428         150,000         23,090         150,000         11,356         150,000
Age 60        1,092      103,561        247,298         331,379         52,308         150,000          9,513         150,000
Age 65        1,092      138,509        410,059         500,272         63,253         150,000          2,556         150,000
Age 70        1,092      183,112        673,728         781,524         73,248         150,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past of future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $1,275.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
     12.00% (10.24% NET)       6.00% (4.24% NET)       00.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,270        1,334              0          150,000             0         150,000              0         150,000
2              1,270        2,734              0          150,000             0         150,000              0         150,000
3              1,270        4,204            973          150,000           582         150,000            222         150,000
4              1,270        5,748          2,358          150,000         1,681         150,000          1,084         150,000
5              1,270        7,368          3,891          150,000         2,832         150,000          1,933         150,000
6              1,270        9,070          5,588          150,000         4,037         150,000          2,772         150,000
7              1,270       10,857          7,465          150,000         5,296         150,000          3,597         150,000
8              1,270       12,734          9,541          150,000         6,610         150,000          4,408         150,000
9              1,270       14,704         11,835          150,000         7,981         150,000          5,203         150,000
10             1,270       16,773         14,371          150,000         9,410         150,000          5,979         150,000
15             1,270       28,775         33,869          150,000        19,716         150,000         11,800         150,000
20             1,270       44,093         62,257          150,000        29,367         150,000         14,644         150,000
Age 60         1,270      120,442        313,813          420,509        72,809         150,000         17,678         150,000
Age 65         1,270      161,086        523,160          638,255        94,132         150,000         15,121         150,000
Age 70         1,270      212,960        866,439        1,005,069       121,083         150,000          8,740         150,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
     12.00% (10.24% NET)       6.00% (4.24% NET)       00.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,270        1,334              0         150,000              0         150,000              0         150,000
2              1,270        2,734              0         150,000              0         150,000              0         150,000
3              1,270        4,204            912         150,000            527         150,000            172         150,000
4              1,270        5,748          2,279         150,000          1,613         150,000          1,025         150,000
5              1,270        7,368          3,793         150,000          2,750         150,000          1,864         150,000
6              1,270        9,070          5,470         150,000          3,941         150,000          2,694         150,000
7              1,270       10,857          7,322         150,000          5,184         150,000          3,509         150,000
8              1,270       12,734          9,371         150,000          6,481         150,000          4,310         150,000
9              1,270       14,704         11,635         150,000          7,834         150,000          5,094         150,000
10             1,270       16,773         14,137         150,000          9,245         150,000          5,861         150,000
15             1,270       28,775         33,397         150,000         19,433         150,000         11,622         150,000
20             1,270       44,093         61,338         150,000         28,874         150,000         14,350         150,000
Age 60         1,270      120,442        306,222         410,338         69,058         150,000         14,671         150,000
Age 65         1,270      161,086        507,414         619,044         87,085         150,000          8,620         150,000
Age 70         1,270      212,960        833,336         966,670        108,495         150,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $1,092.00                         STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.24% NET)       6.00% (4.24% NET)       0.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,092        1,147              0         150,838              0         150,785              0         150,732
2              1,092        2,351              0         151,760              0         151,602              0         151,450
3              1,092        3,615            347         152,775             23         152,452              0         152,154
4              1,092        4,942          1,473         153,891            918         153,336            427         152,845
5              1,092        6,336          2,717         155,123          1,850         154,256          1,115         153,521
6              1,092        7,799          4,092         156,485          2,824         155,217          1,792         154,185
7              1,092        9,336          5,608         157,987          3,840         156,219          2,457         154,836
8              1,092       10,949          7,281         159,645          4,898         157,262          3,108         155,472
9              1,092       12,643          9,123         161,472          5,996         158,345          3,743         156,092
10             1,092       14,422         11,154         163,487          7,136         159,469          4,362         156,694
15             1,092       24,742         27,065         177,065         15,717         165,717          9,381         159,381
20             1,092       37,913         49,017         199,017         23,013         173,013         11,400         161,400
Age 60         1,092      103,561        237,714         387,714         51,143         201,143         11,454         161,454
Age 65         1,092      138,509        392,182         542,182         60,987         210,987          7,607         157,607
Age 70         1,092      183,112        644,089         794,089         68,671         218,671

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.24% NET)       6.00% (4.24% NET)       0.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,092        1,147              0         150,815              0         150,762              0         150,710
2              1,092        2,351              0         151,717              0         151,561              0         151,412
3              1,092        3,615            285         152,713              0         152,396              0         152,104
4              1,092        4,942          1,394         153,812            849         153,267            367         152,785
5              1,092        6,336          2,618         155,024          1,767         154,173          1,046         153,452
6              1,092        7,799          3,972         156,365          2,727         155,120          1,714         154,107
7              1,092        9,336          5,463         157,842          3,726         156,105          2,368         154,747
8              1,092       10,949          7,107         159,471          4,767         157,131          3,009         155,373
9              1,092       12,643          8,919         161,268          5,846         158,195          3,633         155,982
10             1,092       14,422         10,915         163,248          6,968         159,300          4,242         156,574
15             1,092       24,742         26,572         176,572         15,423         165,423          9,198         159,198
20             1,092       37,913         48,018         198,018         22,485         172,485         11,091         161,091
Age 60         1,092      103,561        227,489         377,489         46,052         196,052          8,201         158,201
Age 65         1,092      138,509        370,282         520,282         50,284         200,284            833         150,833
Age 70         1,092      183,112        598,147         748,147         46,880         196,880

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $4,010.00                         STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
     12.00% (10.24% NET)       6.00% (4.24% NET)       00.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
              --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF     TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR      OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------     ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             4,005        4,205           1,435         153,886         1,216         153,667            997         153,448
2             4,005        8,621           5,740         158,180         5,058         157,498          4,402         156,843
3             4,005       13,257          10,506         162,934         9,079         161,507          7,761         160,190
4             4,005       18,125          15,780         168,198        13,288         165,706         11,074         163,492
5             4,005       23,237          21,622         174,028        17,696         170,102         14,346         166,752
6             4,005       28,604          28,091         180,483        22,312         174,704         17,575         169,968
7             4,005       34,239          35,249         187,628        27,142         179,521         20,760         173,139
8             4,005       40,156          43,172         195,536        32,196         184,560         23,900         176,264
9             4,005       46,369          51,935         204,284        37,479         189,828         26,991         179,340
10            4,005       52,893          61,630         213,962        43,003         195,335         30,034         182,366
15            4,005       90,743         130,014         325,036        76,797         226,797         46,716         196,716
20            4,005      139,051         237,984         528,325       115,829         265,829         59,651         209,651
Age 60        4,005      379,819       1,182,014       1,583,899       298,083         448,083         88,791         238,791
Age 65        4,005      507,993       1,967,592       2,400,462       387,938         537,938         93,429         243,429
Age 70        4,005      671,579       3,255,748       3,776,668       496,384         646,384         93,661         243,661

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
     12.00% (10.24% NET)       6.00% (4.24% NET)       00.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                  PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
                --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF       TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY       ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR        OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------       ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1               4,005        4,205           1,411         153,862         1,193         153,644            975         153,426
2               4,005        8,621           5,696         158,137         5,017         157,457          4,364         156,804
3               4,005       13,257          10,443         162,872         9,022         161,451          7,710         160,139
4               4,005       18,125          15,700         168,118        13,218         165,636         11,014         163,432
5               4,005       23,237          21,522         173,928        17,612         170,018         14,275         166,681
6               4,005       28,604          27,969         180,362        22,213         174,606         17,496         169,888
7               4,005       34,239          35,102         187,481        27,026         179,405         20,669         173,048
8               4,005       40,156          42,996         195,360        32,062         184,426         23,798         176,162
9               4,005       46,369          51,728         204,077        37,327         189,676         26,879         179,228
10              4,005       52,893          61,388         213,720        42,831         195,164         29,912         182,244
15              4,005       90,743         129,514         323,786        76,499         226,499         46,530         196,530
20              4,005      139,051         236,877         525,866       115,298         265,298         59,340         209,340
Age 60          4,005      379,819       1,163,778       1,559,463       293,001         443,001         85,541         235,541
Age 65          4,005      507,993       1,925,202       2,348,747       377,272         527,272         86,628         236,628
Age 70          4,005      671,579       3,158,665       3,664,052       474,709         624,709         80,074         230,074

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $2,904.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
     12.00% (10.24% NET)       6.00% (4.24% NET)       00.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049              0         250,000              0         250,000              0         250,000
2              2,904        6,251              0         250,000              0         250,000              0         250,000
3              2,904        9,613          2,767         250,000          1,808         250,000            923         250,000
4              2,904       13,142          6,203         250,000          4,544         250,000          3,073         250,000
5              2,904       16,849          9,988         250,000          7,385         250,000          5,172         250,000
6              2,904       20,740         14,122         250,000         10,308         250,000          7,193         250,000
7              2,904       24,827         18,660         250,000         13,332         250,000          9,155         250,000
8              2,904       29,117         23,638         250,000         16,448         250,000         11,045         250,000
9              2,904       33,622         29,152         250,000         19,708         250,000         12,908         250,000
10             2,904       38,353         35,220         250,000         23,081         250,000         14,704         250,000
15             2,904       65,797         81,290         250,000         46,810         250,000         27,651         250,000
20             2,904      100,825        148,943         250,000         68,713         250,000         33,240         250,000
Age 60         2,904      100,825        148,943         250,000         68,713         250,000         33,240         250,000
Age 65         2,904      145,529        262,847         320,673         94,564         250,000         35,918         250,000
Age 70         2,904      202,585        451,062         523,232        125,055         250,000         34,100         250,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
     12.00% (10.24% NET)       6.00% (4.24% NET)       00.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049              0         250,000              0         250,000              0         250,000
2              2,904        6,251              0         250,000              0         250,000              0         250,000
3              2,904        9,613          1,934         250,000          1,043         250,000            222         250,000
4              2,904       13,142          4,994         250,000          3,463         250,000          2,108         250,000
5              2,904       16,849          8,327         250,000          5,939         250,000          3,919         250,000
6              2,904       20,740         11,957         250,000          8,475         250,000          5,645         250,000
7              2,904       24,827         15,915         250,000         11,070         250,000          7,292         250,000
8              2,904       29,117         20,232         250,000         13,720         250,000          8,853         250,000
9              2,904       33,622         24,957         250,000         16,432         250,000         10,331         250,000
10             2,904       38,353         30,128         250,000         19,201         250,000         11,719         250,000
15             2,904       65,797         69,182         250,000         38,507         250,000         21,760         250,000
20             2,904      100,825        123,500         250,000         52,564         250,000         22,328         250,000
Age 60         2,904      100,825        123,500         250,000         52,564         250,000         22,328         250,000
Age 65         2,904      145,529        215,187         262,528         64,738         250,000         16,160         250,000
Age 70         2,904      202,585        367,941         426,811         70,395         250,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $3,840.00                     STATED AMOUNT INCLUDES CASH VALUE

SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
     12.00% (10.24% NET)       6.00% (4.24% NET)       00.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              3,820        4,011              0         250,000              0         250,000              0         250,000
2              3,820        8,223          1,635         250,000          1,006         250,000            402         250,000
3              3,820       12,645          5,950         250,000          4,646         250,000          3,443         250,000
4              3,820       17,288         10,693         250,000          8,422         250,000          6,407         250,000
5              3,820       22,163         15,926         250,000         12,360         250,000          9,321         250,000
6              3,820       27,282         21,671         250,000         16,432         250,000         12,150         250,000
7              3,820       32,658         28,003         250,000         20,665         250,000         14,910         250,000
8              3,820       38,301         34,976         250,000         25,057         250,000         17,589         250,000
9              3,820       44,228         42,704         250,000         29,658         250,000         20,237         250,000
10             3,820       50,450         51,234         250,000         34,442         250,000         22,813         250,000
15             3,820       86,552        114,421         250,000         66,400         250,000         39,586         250,000
20             3,820      132,628        211,404         283,281         99,061         250,000         48,931         250,000
Age 60         3,820      132,628        211,404         283,281         99,061         250,000         48,931         250,000
Age 65         3,820      191,433        372,539         454,498        139,403         250,000         55,490         250,000
Age 70         3,820      266,486        637,843         739,898        190,152         250,000         57,906         250,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
     12.00% (10.24% NET)       6.00% (4.24% NET)       00.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              3,820        4,011              0         250,000              0         250,000              0         250,000
2              3,820        8,223          1,128         250,000            527         250,000              0         250,000
3              3,820       12,645          5,124         250,000          3,887         250,000          2,747         250,000
4              3,820       17,288          9,491         250,000          7,347         250,000          5,448         250,000
5              3,820       22,163         14,281         250,000         10,926         250,000          8,073         250,000
6              3,820       27,282         19,531         250,000         14,620         250,000         10,613         250,000
7              3,820       32,658         25,296         250,000         18,432         250,000         13,065         250,000
8              3,820       38,301         31,629         250,000         22,369         250,000         15,426         250,000
9              3,820       44,228         38,599         250,000         26,440         250,000         17,697         250,000
10             3,820       50,450         46,272         250,000         30,644         250,000         19,876         250,000
15             3,820       86,552        102,969         250,000         58,453         250,000         33,873         250,000
20             3,820      132,628        188,686         252,839         84,070         250,000         38,532         250,000
Age 60         3,820      132,628        188,686         252,839         84,070         250,000         38,532         250,000
Age 65         3,820      191,433        331,738         404,720        112,945         250,000         36,982         250,000
Age 70         3,820      266,486        563,581         653,754        145,037         250,000         24,033         250,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $2,904.00                         STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
     12.00% (10.24% NET)       6.00% (4.24% NET)       00.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049              0         252,585              0         252,433              0         252,282
2              2,904        6,251              0         255,403              0         254,939              0         254,494
3              2,904        9,613          2,739         258,476          1,783         257,521            901         256,639
4              2,904       13,142          6,152         261,830          4,501         260,178          3,037         258,714
5              2,904       16,849          9,903         265,515          7,317         262,929          5,117         260,730
6              2,904       20,740         13,988         269,533         10,204         265,749          7,113         262,658
7              2,904       24,827         18,459         273,934         13,182         268,657          9,044         264,519
8              2,904       29,117         23,346         278,751         16,238         271,643         10,895         266,300
9              2,904       33,622         28,745         284,075         19,428         274,758         12,716         268,046
10             2,904       38,353         34,662         289,912         22,712         277,962         14,462         269,712
15             2,904       65,797         79,138         329,138         45,658         295,658         27,031         277,031
20             2,904      100,825        141,883         391,883         65,678         315,678         31,909         281,909
Age 60         2,904      100,825        141,883         391,883         65,678         315,678         31,909         281,909
Age 65         2,904      145,529        242,217         492,217         87,278         337,278         33,353         283,353
Age 70         2,904      202,585        402,627         652,627        108,627         358,627         29,606         279,606

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
     12.00% (10.24% NET)       6.00% (4.24% NET)       00.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049              0         252,349              0         252,204              0         252,060
2              2,904        6,251              0         254,885              0         254,451              0         254,035
3              2,904        9,613          1,891         257,629          1,005         256,743            190         255,927
4              2,904       13,142          4,915         260,592          3,396         259,074          2,053         257,730
5              2,904       16,849          8,195         263,808          5,833         261,445          3,834         259,447
6              2,904       20,740         11,752         267,297          8,316         263,861          5,523         261,068
7              2,904       24,827         15,609         271,084         10,842         266,317          7,124         262,599
8              2,904       29,117         19,793         275,198         13,406         268,811          8,630         264,035
9              2,904       33,622         24,341         279,671         16,010         271,340         10,043         265,373
10             2,904       38,353         29,282         284,532         18,645         273,895         11,356         266,606
15             2,904       65,797         65,796         315,796         36,716         286,716         20,815         270,815
20             2,904      100,825        112,038         362,038         47,791         297,791         20,341         270,341
Age 60         2,904      100,825        112,038         362,038         47,791         297,791         20,341         270,341
Age 65         2,904      145,529        179,554         429,554         53,451         303,451         12,711         262,711
Age 70         2,904      202,585        275,288         525,288         46,020         296,020

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $11,040.00                        STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
     12.00% (10.24% NET)       6.00% (4.24% NET)       00.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
              --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF     TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR      OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------     ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             11,040      11,592           5,243         261,098         4,628          260,483         4,013          259,868
2             11,040      23,764          17,540         273,338        15,614          271,411        13,762          269,559
3             11,040      36,544          31,127         286,864        27,088          282,826        23,355          279,093
4             11,040      49,963          46,137         301,814        39,072          294,749        32,796          288,474
5             11,040      64,053          62,736         318,348        51,602          307,214        42,099          297,711
6             11,040      78,848          81,054         336,599        64,665          320,210        51,228          306,773
7             11,040      94,382         101,292         356,767        78,302          333,777        60,200          315,675
8             11,040     110,693         123,640         379,045        92,524          347,929        69,003          324,408
9             11,040     127,820         148,375         403,705       107,407          362,737        77,686          333,016
10            11,040     145,803         175,704         430,954       122,937          378,187        86,206          341,456
15            11,040     250,139         367,072         617,072       216,319          466,319       131,354          381,354
20            11,040     383,301         674,425         924,425       325,006          575,006       166,724          416,724
Age 60        11,040     383,301         674,425         924,425       325,006          575,006       166,724          416,724
Age 65        11,040     553,253       1,182,602       1,442,775       458,650          708,650       197,063          447,063
Age 70        11,040     770,159       2,020,130       2,343,350       621,075          871,075       220,372          470,372

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.24% NET)       6.00% (4.24% NET)       0.00% (-1.76% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
              --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF     TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR      OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------     ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             11,040      11,592           5,006         260,861         4,398          260,253         3,791          259,646
2             11,040      23,764          17,021         272,818        15,124          270,921        13,301          269,098
3             11,040      36,544          30,272         286,010        26,304          282,042        22,638          278,376
4             11,040      49,963          44,885         300,563        37,955          293,632        31,802          287,479
5             11,040      64,053          61,010         316,622        50,103          305,715        40,798          296,411
6             11,040      78,848          78,795         334,340        62,758          318,303        49,618          305,163
7             11,040      94,382          98,415         353,890        75,940          331,415        58,257          313,732
8             11,040     110,693         120,056         375,461        89,665          345,070        66,713          322,118
9             11,040     127,820         143,938         399,268       103,959          359,289        74,986          330,316
10            11,040     145,803         170,288         425,538       118,839          374,089        83,069          338,319
15            11,040     250,139         353,682         603,682       207,346          457,346       125,094          375,094
20            11,040     383,301         644,540         894,540       307,098          557,098       155,117          405,117
Age 60        11,040     383,301         644,540         894,540       307,098          557,098       155,117          405,117
Age 65        11,040     553,253       1,120,012       1,370,012       424,844          674,844       176,370          426,370
Age 70        11,040     770,159       1,892,860       2,195,718       558,612          808,612       183,651          433,651

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

                     NOTICE TO PENNSYLVANIA CONTRACT OWNERS

Contracts issued in the state of Pennsylvania or issued to Pennsylvania residents have different charges and deductions detailed below. In addition, because of the different charges, Pennsylvania contract owners should refer to the following hypothetical illustrations instead of the hypothetical illustrations detailed in Appendix A.

ANNUAL INSURANCE CHARGE

For contracts issued in Pennsylvania, there is an additional annual insurance charge of 0.20%, deducted monthly and in proportion to the values in your various subaccounts and the General Account. Although Pennsylvania contracts are assessed this charge, these contracts benefit from an additional reduction in the risk charge. See the "Risk Charge" section below for more detailed information.

RISK CHARGE

Your accumulation value in VAR, but not your accumulation value in the general account, will also be subject to a risk charge, deducted in proportion to the value in your various subaccounts, intended to compensate us for assuming certain mortality and expense risks in connection with the contract.

Your risk charge will be reduced based upon your contract Accumulation value. For Pennsylvania contracts, the risk charge is assessed at a daily rate of 0.0020471%,which corresponds to an annual rate of 0.75%. The risk charge on Pennsylvania contracts is reduced to 0.0006841% or an annual rate of 0.25% against each of the variable subaccounts for the amount in excess of four times the indicated premium and assessed at a rate of 0.0002738% or an annual rate of 0.10% against each of the variable subaccounts for amounts excess of eight times the indicated premium. The indicated premium is indicated on page 6A of your policy.

MAXIMUM SURRENDER CHARGE

From accumulation value we deduct surrender charges in the event of full surrender, certain partial surrenders and decreases in stated amount. These surrender charges apply during the first 15 contract years following the contract date and the date of any increase in stated amount. Surrender charges vary according to your age, sex, underwriting classification and the length of time you have held your contract. See the specification pages of your policy for more detailed information. Listed below are the maximum surrender charges per $1,000 of stated amount applicable to the contract.

               MALE                 FEMALE
        -------------------   -------------------
 AGE    NON-SMOKER   SMOKER   NON-SMOKER   SMOKER
 ---    ----------   ------   ----------   ------
0-20      $15.19     $17.08     $14.29     $15.20
21-30      17.99      20.99      16.79      18.32
31-40      23.42      28.69      21.24      23.82
41-50      33.37      42.29      28.92      32.83
51-60      52.22      58.51      42.96      48.40
61-70      58.33      58.34      58.30      58.43
71-80      57.73      57.79      57.87      57.87

HYPOTHETICAL ILLUSTRATIONS

The following pages are hypothetical illustrations for Pennsylvania contracts only.

Form 5514

                    ILLUSTRATIONS OF CASH SURRENDER VALUES,
                    DEATH BENEFITS AND ACCUMULATED PREMIUMS.

The following tables help to show how contract values change with investment performance. The tables illustrate how the death benefit of a contract of an insured of a given age and the cash surrender value (reflecting the deduction of sales load) would vary over time if the return on the assets held in the Funds was a constant, gross, after-tax, annual rate of 0%, 6% or 12%. Because of compounding, the death benefits and cash surrender values would be different from those shown if the returns averaged 0%, 6%, or 12%, but fluctuated over and under those averages throughout the years.

The amounts shown for the death benefit and cash surrender value as of each contract year show that the net investment return on the assets held in the subaccounts is lower than the gross, after-tax returns on Fund assets. This is because certain fees and charges are deducted from the gross return. They are the daily investment management fees incurred by the Funds and the other expenses of operating the Funds. These are currently equivalent to an average rate of 0.99% of the value of the average daily net assets of the Funds to which contract values may be allocated. This average takes into account the waivers and reimbursements detailed in the Charges and Deductions section of the prospectus. These waivers and reductions may be terminated in future years. If the waivers and/or reductions are terminated, the average fund expenses may increase, as may the underlying cost of the contract. The daily charge to VAR for assuming mortality and expense risks is equivalent to an annual charge of 0.75%. Based on your contract cash value, your charges may be less. Gross annual rates of return of 0%, 6%, and 12% produce average net annual rates of return for all Funds of approximately -1.74%, 4.26%, and 10.26%.

Each page of illustrations includes two tables. The top table shows the death benefits and cash surrender values assuming we assess current contract charges ("current tables"). Current charges are not guaranteed and may be changed. The lower table shows the death benefits and cash surrender values assuming we assess the maximum contract charges allowable.

The tables assume a premium tax deduction of 2.00% (the charge deducted from your contract will reflect premium taxes in your jurisdiction), that no portion of your net premiums have been allocated to the general account and that planned premiums are paid on the first day of each contract year. The tables also assume that you have made no transfers, partial surrenders, loans, changes in death benefit option or changes in stated amount. Additionally, the tables assume that there are no optional insurance benefits and the current tables assume that our current cost of insurance charges will not be changed. Finally, the tables reflect the fact that no charges for federal, state or local taxes are made now against VAR. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

Below is a list of the sample illustrations presented on the following pages of this prospectus. Upon request, we will furnish a comparable illustration based on your age, sex, risk class, death benefit plan, stated amount and planned premium.

                            VARI-VEST ASSET BUILDER

AGE   DEATH BENEFIT PLAN    PLANNED PREMIUM    STATED AMOUNT       RISK CLASS        PAGE
---   ------------------    ---------------    -------------       ----------        ----
25          Plan A           1,092  (Minimum)    $ 150,000          Nonsmoker        P-3
25          Plan A           1,270                 150,000          Nonsmoker        P-4
25          Plan B           1,092  (Minimum)      150,000          Nonsmoker        P-5
25          Plan B           4,005                 150,000          Nonsmoker        P-6
40          Plan A           2,904  (Minimum)      250,000     Preferred Nonsmoker   P-7
40          Plan A           3,820                 250,000     Preferred Nonsmoker   P-8
40          Plan B           2,904  (Minimum)      250,000     Preferred Nonsmoker   P-9
40          Plan B          11,040                 250,000     Preferred Nonsmoker   P-10

HYPOTHETICAL HISTORICAL ILLUSTRATIONS

We may produce hypothetical illustrations of the contract (such as those listed above) based upon the actual historical investment performance (total return) of the Funds from the inception of each Fund or one-, five- and ten-year periods. Such illustrations reflect all contract and subsequent charges, including the cost of insurance (specific to the age, sex, stated amount, risk classification and type of death benefit), planned premium, premium tax, risk charge, sales load, administration charge and surrender charge for the contract being illustrated. We will also provide individualized illustrations upon request. Being based upon past performance, neither hypothetical illustrations nor other performance data indicate future performance.

Form 5514

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $1,092.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
     12.00% (10.26% NET)       6.00% (4.26% NET)       00.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
              --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF     TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR      OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------     ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             1,092        1,147              0         150,000              0         150,000              0         150,000
2             1,092        2,351              0         150,000              0         150,000              0         150,000
3             1,092        3,615            356         150,000             32         150,000              0         150,000
4             1,092        4,942          1,490         150,000            932         150,000            439         150,000
5             1,092        6,336          2,744         150,000          1,871         150,000          1,133         150,000
6             1,092        7,799          4,132         150,000          2,856         150,000          1,817         150,000
7             1,092        9,336          5,665         150,000          3,883         150,000          2,488         150,000
8             1,092       10,949          7,360         150,000          4,955         150,000          3,149         150,000
9             1,092       12,643          9,231         150,000          6,069         150,000          3,794         150,000
10            1,092       14,422         11,297         150,000          7,230         150,000          4,424         150,000
15            1,092       24,742         27,560         150,000         15,982         150,000          9,524         150,000
20            1,092       37,913         50,495         150,000         23,648         150,000         11,679         150,000
Age 60        1,092      103,561        255,734         342,683         56,695         150,000         12,679         150,000
Age 65        1,092      138,509        426,952         520,881         71,816         150,000          9,355         150,000
Age 70        1,092      183,112        707,965         821,240         89,690         150,000          2,056         150,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
     12.00% (10.26% NET)       6.00% (4.26% NET)       00.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
              --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF     TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR      OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------     ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             1,092        1,147              0         150,000              0         150,000              0         150,000
2             1,092        2,351              0         150,000              0         150,000              0         150,000
3             1,092        3,615            295         150,000              0         150,000              0         150,000
4             1,092        4,942          1,412         150,000            864         150,000            379         150,000
5             1,092        6,336          2,646         150,000          1,790         150,000          1,064         150,000
6             1,092        7,799          4,014         150,000          2,760         150,000          1,739         150,000
7             1,092        9,336          5,522         150,000          3,771         150,000          2,401         150,000
8             1,092       10,949          7,189         150,000          4,825         150,000          3,051         150,000
9             1,092       12,643          9,029         150,000          5,922         150,000          3,686         150,000
10            1,092       14,422         11,062         150,000          7,064         150,000          4,305         150,000
15            1,092       24,742         27,083         150,000         15,696         150,000          9,345         150,000
20            1,092       37,913         49,557         150,000         23,147         150,000         11,382         150,000
Age 60        1,092      103,561        248,525         333,023         52,590         150,000          9,573         150,000
Age 65        1,092      138,509        412,436         503,172         63,703         150,000          2,622         150,000
Age 70        1,092      183,112        678,212         786,725         73,973         150,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past of future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5514

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $1,275.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
     12.00% (10.26% NET)       6.00% (4.26% NET)       00.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,270        1,334              0          150,000             0         150,000              0         150,000
2              1,270        2,734              0          150,000             0         150,000              0         150,000
3              1,270        4,204            975          150,000           584         150,000            223         150,000
4              1,270        5,748          2,360          150,000         1,683         150,000          1,086         150,000
5              1,270        7,368          3,895          150,000         2,835         150,000          1,935         150,000
6              1,270        9,070          5,594          150,000         4,042         150,000          2,775         150,000
7              1,270       10,857          7,473          150,000         5,302         150,000          3,602         150,000
8              1,270       12,734          9,553          150,000         6,619         150,000          4,415         150,000
9              1,270       14,704         11,850          150,000         7,992         150,000          5,210         150,000
10             1,270       16,773         14,390          150,000         9,424         150,000          5,989         150,000
15             1,270       28,775         33,931          150,000        19,751         150,000         11,819         150,000
20             1,270       44,093         62,417          150,000        29,438         150,000         14,677         150,000
Age 60         1,270      120,442        315,348          422,567        73,165         150,000         17,757         150,000
Age 65         1,270      161,086        526,159          641,914        94,698         150,000         15,216         150,000
Age 70         1,270      212,960        872,154        1,011,699       121,976         150,000          8,851         150,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
     12.00% (10.26% NET)       6.00% (4.26% NET)       00.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,270        1,334              0         150,000              0         150,000              0         150,000
2              1,270        2,734              0         150,000              0         150,000              0         150,000
3              1,270        4,204            914         150,000            528         150,000            173         150,000
4              1,270        5,748          2,282         150,000          1,615         150,000          1,026         150,000
5              1,270        7,368          3,797         150,000          2,753         150,000          1,867         150,000
6              1,270        9,070          5,476         150,000          3,946         150,000          2,698         150,000
7              1,270       10,857          7,330         150,000          5,190         150,000          3,514         150,000
8              1,270       12,734          9,382         150,000          6,490         150,000          4,317         150,000
9              1,270       14,704         11,650         150,000          7,845         150,000          5,102         150,000
10             1,270       16,773         14,156         150,000          9,259         150,000          5,871         150,000
15             1,270       28,775         33,458         150,000         19,467         150,000         11,641         150,000
20             1,270       44,093         61,497         150,000         28,944         150,000         14,382         150,000
Age 60         1,270      120,442        307,721         412,347         69,413         150,000         14,749         150,000
Age 65         1,270      161,086        510,323         622,594         87,656         150,000          8,712         150,000
Age 70         1,270      212,960        838,833         973,046        109,427         150,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5514

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $1,092.00                         STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.26% NET)       6.00% (4.26% NET)       0.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,092        1,147              0         150,838              0         150,785              0         150,733
2              1,092        2,351              0         151,761              0         151,603              0         151,451
3              1,092        3,615            348         152,776             24         152,453              0         152,155
4              1,092        4,942          1,475         153,893            920         153,338            428         152,846
5              1,092        6,336          2,720         155,126          1,852         154,258          1,118         153,524
6              1,092        7,799          4,097         156,489          2,828         155,221          1,796         154,188
7              1,092        9,336          5,615         157,994          3,845         156,224          2,461         154,840
8              1,092       10,949          7,290         159,654          4,905         157,269          3,114         155,478
9              1,092       12,643          9,136         161,485          6,004         158,353          3,750         156,099
10             1,092       14,422         11,170         163,503          7,147         159,480          4,370         156,702
15             1,092       24,742         27,115         177,115         15,745         165,745          9,397         159,397
20             1,092       37,913         49,145         199,145         23,069         173,069         11,426         161,426
Age 60         1,092      103,561        238,951         388,951         51,401         201,401         11,510         161,510
Age 65         1,092      138,509        394,604         544,604         61,373         211,373          7,669         157,669
Age 70         1,092      183,112        648,717         798,717         69,228         219,228              2         150,002

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.26% NET)       6.00% (4.26% NET)       0.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,092        1,147              0         150,815              0         150,762              0         150,710
2              1,092        2,351              0         151,718              0         151,562              0         151,413
3              1,092        3,615            286         152,714              0         152,397              0         152,105
4              1,092        4,942          1,396         153,814            851         153,269            368         152,786
5              1,092        6,336          2,621         155,027          1,770         154,176          1,048         153,454
6              1,092        7,799          3,977         156,369          2,731         155,124          1,717         154,110
7              1,092        9,336          5,469         157,848          3,731         156,110          2,372         154,751
8              1,092       10,949          7,116         159,480          4,774         157,138          3,014         155,378
9              1,092       12,643          8,931         161,280          5,855         158,204          3,640         155,989
10             1,092       14,422         10,931         163,263          6,979         159,311          4,249         156,582
15             1,092       24,742         26,621         176,621         15,450         165,450          9,214         159,214
20             1,092       37,913         48,143         198,143         22,541         172,541         11,116         161,116
Age 60         1,092      103,561        228,695         378,695         46,302         196,302          8,254         158,254
Age 65         1,092      138,509        372,635         522,635         50,651         200,651            887         150,887
Age 70         1,092      183,112        602,624         752,624         47,396         197,396

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5514

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $4,010.00                         STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
     12.00% (10.26% NET)       6.00% (4.26% NET)       00.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
              --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF     TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR      OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------     ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             4,005        4,205           1,436         153,887         1,217         153,668            998         153,449
2             4,005        8,621           5,742         158,183         5,060         157,500          4,404         156,845
3             4,005       13,257          10,511         162,939         9,083         161,512          7,765         160,194
4             4,005       18,125          15,789         168,207        13,295         165,713         11,081         163,499
5             4,005       23,237          21,636         174,042        17,708         170,114         14,356         166,762
6             4,005       28,604          28,112         180,504        22,329         174,722         17,590         169,982
7             4,005       34,239          35,280         187,659        27,166         179,545         20,779         173,158
8             4,005       40,156          43,214         195,578        32,227         184,591         23,923         176,287
9             4,005       46,369          51,992         204,341        37,520         189,869         27,020         179,369
10            4,005       52,893          61,704         214,037        43,054         195,387         30,070         182,402
15            4,005       90,743         130,248         325,620        76,928         226,928         46,790         196,790
20            4,005      139,051         238,576         529,639       116,098         266,098         59,776         209,776
Age 60        4,005      379,819       1,187,730       1,591,558       299,405         449,405         89,109         239,109
Age 65        4,005      507,993       1,978,776       2,414,107       389,972         539,972         93,819         243,819
Age 70        4,005      671,579       3,277,084       3,801,417       499,420         649,420         94,121         244,121

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
     12.00% (10.26% NET)       6.00% (4.26% NET)       00.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                  PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
                --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF       TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY       ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR        OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------       ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1               4,005        4,205           1,412         153,863         1,194         153,645            976         153,427
2               4,005        8,621           5,698         158,139         5,019         157,459          4,366         156,807
3               4,005       13,257          10,448         162,877         9,027         161,455          7,714         160,143
4               4,005       18,125          15,709         168,127        13,226         165,644         11,020         163,438
5               4,005       23,237          21,536         173,942        17,624         170,030         14,286         166,692
6               4,005       28,604          27,990         180,383        22,231         174,623         17,510         169,902
7               4,005       34,239          35,132         187,511        27,050         179,429         20,688         173,067
8               4,005       40,156          43,038         195,402        32,094         184,458         23,822         176,186
9               4,005       46,369          51,784         204,133        37,368         189,717         26,908         179,257
10              4,005       52,893          61,462         213,794        42,883         195,215         29,947         182,280
15              4,005       90,743         129,747         324,366        76,630         226,630         46,604         196,604
20              4,005      139,051         237,465         527,172       115,567         265,567         59,464         209,464
Age 60          4,005      379,819       1,169,398       1,566,993       294,315         444,315         85,855         235,855
Age 65          4,005      507,993       1,936,131       2,362,079       379,288         529,288         87,009         237,009
Age 70          4,005      671,579       3,179,337       3,688,031       477,706         627,706         80,516         230,516

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5514

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $2,904.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
     12.00% (10.26% NET)       6.00% (4.26% NET)       00.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049              0         250,000              0         250,000              0         250,000
2              2,904        6,251              0         250,000              0         250,000              0         250,000
3              2,904        9,613          2,770         250,000          1,811         250,000            925         250,000
4              2,904       13,142          6,209         250,000          4,549         250,000          3,078         250,000
5              2,904       16,849          9,997         250,000          7,393         250,000          5,179         250,000
6              2,904       20,740         14,136         250,000         10,320         250,000          7,203         250,000
7              2,904       24,827         18,680         250,000         13,348         250,000          9,167         250,000
8              2,904       29,117         23,666         250,000         16,469         250,000         11,060         250,000
9              2,904       33,622         29,189         250,000         19,735         250,000         12,927         250,000
10             2,904       38,353         35,269         250,000         23,115         250,000         14,727         250,000
15             2,904       65,797         81,443         250,000         46,894         250,000         27,698         250,000
20             2,904      100,825        149,337         250,000         68,886         250,000         33,317         250,000
Age 60         2,904      100,825        149,337         250,000         68,886         250,000         33,317         250,000
Age 65         2,904      145,529        263,746         321,771         94,880         250,000         36,029         250,000
Age 70         2,904      202,585        452,951         525,423        125,600         250,000         34,248         250,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
     12.00% (10.26% NET)       6.00% (4.26% NET)       00.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049              0         250,000              0         250,000              0         250,000
2              2,904        6,251              0         250,000              0         250,000              0         250,000
3              2,904        9,613          1,938         250,000          1,046         250,000            225         250,000
4              2,904       13,142          4,999         250,000          3,467         250,000          2,113         250,000
5              2,904       16,849          8,335         250,000          5,946         250,000          3,925         250,000
6              2,904       20,740         11,970         250,000          8,485         250,000          5,654         250,000
7              2,904       24,827         15,933         250,000         11,084         250,000          7,303         250,000
8              2,904       29,117         20,257         250,000         13,739         250,000          8,867         250,000
9              2,904       33,622         24,991         250,000         16,456         250,000         10,348         250,000
10             2,904       38,353         30,171         250,000         19,231         250,000         11,739         250,000
15             2,904       65,797         69,319         250,000         38,581         250,000         21,801         250,000
20             2,904      100,825        123,852         250,000         52,713         250,000         22,392         250,000
Age 60         2,904      100,825        123,852         250,000         52,713         250,000         22,392         250,000
Age 65         2,904      145,529        216,014         263,537         65,009         250,000         16,245         250,000
Age 70         2,904      202,585        369,618         428,757         70,864         250,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5514

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $3,840.00                     STATED AMOUNT INCLUDES CASH VALUE

SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
     12.00% (10.26% NET)       6.00% (4.26% NET)       00.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              3,820        4,011              0         250,000              0         250,000              0         250,000
2              3,820        8,223          1,637         250,000          1,008         250,000            404         250,000
3              3,820       12,645          5,954         250,000          4,650         250,000          3,446         250,000
4              3,820       17,288         10,701         250,000          8,429         250,000          6,414         250,000
5              3,820       22,163         15,939         250,000         12,371         250,000          9,330         250,000
6              3,820       27,282         21,690         250,000         16,448         250,000         12,163         250,000
7              3,820       32,658         28,031         250,000         20,687         250,000         14,927         250,000
8              3,820       38,301         35,014         250,000         25,085         250,000         17,611         250,000
9              3,820       44,228         42,755         250,000         29,695         250,000         20,263         250,000
10             3,820       50,450         51,301         250,000         34,488         250,000         22,845         250,000
15             3,820       86,552        114,633         250,000         66,518         250,000         39,652         250,000
20             3,820      132,628        211,949         284,012         99,304         250,000         49,041         250,000
Age 60         3,820      132,628        211,949         284,012         99,304         250,000         49,041         250,000
Age 65         3,820      191,433        373,772         456,001        139,852         250,000         55,650         250,000
Age 70         3,820      266,486        640,450         742,922        190,934         250,000         58,125         250,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
     12.00% (10.26% NET)       6.00% (4.26% NET)       00.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              3,820        4,011              0         250,000              0         250,000              0         250,000
2              3,820        8,223          1,130         250,000            529         250,000              0         250,000
3              3,820       12,645          5,128         250,000          3,891         250,000          2,751         250,000
4              3,820       17,288          9,499         250,000          7,353         250,000          5,454         250,000
5              3,820       22,163         14,293         250,000         10,936         250,000          8,082         250,000
6              3,820       27,282         19,549         250,000         14,634         250,000         10,625         250,000
7              3,820       32,658         25,321         250,000         18,453         250,000         13,081         250,000
8              3,820       38,301         31,665         250,000         22,396         250,000         15,445         250,000
9              3,820       44,228         38,647         250,000         26,474         250,000         17,722         250,000
10             3,820       50,450         46,334         250,000         30,687         250,000         19,906         250,000
15             3,820       86,552        103,166         250,000         58,561         250,000         33,932         250,000
20             3,820      132,628        189,202         253,531         84,293         250,000         38,630         250,000
Age 60         3,820      132,628        189,202         253,531         84,293         250,000         38,630         250,000
Age 65         3,820      191,433        332,876         406,108        113,360         250,000         37,122         250,000
Age 70         3,820      266,486        565,941         656,492        145,784         250,000         24,217         250,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5514

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $2,904.00                         STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
     12.00% (10.26% NET)       6.00% (4.26% NET)       00.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049              0         252,585              0         252,434              0         252,282
2              2,904        6,251              0         255,404              0         254,941              0         254,496
3              2,904        9,613          2,742         258,480          1,786         257,524            904         256,642
4              2,904       13,142          6,158         261,835          4,506         260,183          3,041         258,719
5              2,904       16,849          9,912         265,525          7,325         262,937          5,124         260,736
6              2,904       20,740         14,002         269,547         10,216         265,761          7,122         262,667
7              2,904       24,827         18,478         273,953         13,197         268,672          9,056         264,531
8              2,904       29,117         23,373         278,778         16,259         271,664         10,911         266,316
9              2,904       33,622         28,781         284,111         19,454         274,784         12,735         268,065
10             2,904       38,353         34,710         289,960         22,745         277,995         14,484         269,734
15             2,904       65,797         79,286         329,286         45,740         295,740         27,077         277,077
20             2,904      100,825        142,257         392,257         65,842         315,842         31,982         281,982
Age 60         2,904      100,825        142,257         392,257         65,842         315,842         31,982         281,982
Age 65         2,904      145,529        243,061         493,061         87,567         337,567         33,455         283,455
Age 70         2,904      202,585        404,403         654,403        109,098         359,098         29,735         279,735

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
     12.00% (10.26% NET)       6.00% (4.26% NET)       00.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF      TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR       OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------      ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049              0         252,349              0         252,204              0         252,060
2              2,904        6,251              0         254,887              0         254,452              0         254,036
3              2,904        9,613          1,894         257,632          1,008         256,746            192         255,930
4              2,904       13,142          4,920         260,598          3,401         259,078          2,057         257,735
5              2,904       16,849          8,204         263,816          5,840         261,452          3,840         259,453
6              2,904       20,740         11,765         267,310          8,326         263,871          5,532         261,077
7              2,904       24,827         15,627         271,102         10,856         266,331          7,135         262,610
8              2,904       29,117         19,817         275,222         13,424         268,829          8,644         264,049
9              2,904       33,622         24,374         279,704         16,033         271,363         10,060         265,390
10             2,904       38,353         29,325         284,575         18,674         273,924         11,376         266,626
15             2,904       65,797         65,925         315,925         36,787         286,787         20,854         270,854
20             2,904      100,825        112,357         362,357         47,927         297,927         20,398         270,398
Age 60         2,904      100,825        112,357         362,357         47,927         297,927         20,398         270,398
Age 65         2,904      145,529        180,255         430,255         53,679         303,679         12,782         262,782
Age 70         2,904      202,585        276,721         526,721         46,363         296,363

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5514

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $11,040.00                        STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
     12.00% (10.26% NET)       6.00% (4.26% NET)       00.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
              --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF     TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR      OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------     ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             11,040      11,592           5,245         261,100         4,630          260,485         4,015          259,870
2             11,040      23,764          17,547         273,344        15,620          271,417        13,768          269,565
3             11,040      36,544          31,141         286,878        27,101          282,839        23,367          279,105
4             11,040      49,963          46,162         301,839        39,094          294,772        32,816          288,493
5             11,040      64,053          62,776         318,388        51,636          307,249        42,128          297,740
6             11,040      78,848          81,114         336,659        64,714          320,259        51,268          306,813
7             11,040      94,382         101,379         356,854        78,370          333,845        60,253          315,728
8             11,040     110,693         123,760         379,165        92,614          348,019        69,071          324,476
9             11,040     127,820         148,535         403,865       107,523          362,853        77,770          333,100
10            11,040     145,803         175,914         431,164       123,082          378,332        86,308          341,558
15            11,040     250,139         367,736         617,736       216,690          466,690       131,564          381,564
20            11,040     383,301         676,127         926,127       325,766          575,766       167,073          417,073
Age 60        11,040     383,301         676,127         926,127       325,766          575,766       167,073          417,073
Age 65        11,040     553,253       1,186,494       1,447,523       460,030          710,030       197,574          447,574
Age 70        11,040     770,159       2,028,373       2,352,913       623,395          873,395       221,062          471,062

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.26% NET)       6.00% (4.26% NET)       0.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
              --------------------   ----------------------------   ----------------------------   ----------------------------
   END OF     TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   POLICY     ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
    YEAR      OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
   ------     ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             11,040      11,592           5,008         260,863         4,400          260,255         3,793          259,648
2             11,040      23,764          17,027         272,825        15,130          270,927        13,306          269,104
3             11,040      36,544          30,286         286,024        26,317          282,055        22,650          278,387
4             11,040      49,963          44,910         300,587        37,977          293,654        31,821          287,498
5             11,040      64,053          61,049         316,662        50,136          305,749        40,827          296,439
6             11,040      78,848          78,855         334,400        62,806          318,351        49,657          305,202
7             11,040      94,382          98,499         353,974        76,006          331,481        58,309          313,784
8             11,040     110,693         120,173         375,578        89,753          345,158        66,779          322,184
9             11,040     127,820         144,094         399,424       104,072          359,402        75,067          330,397
10            11,040     145,803         170,493         425,743       118,981          374,231        83,168          338,418
15            11,040     250,139         354,327         604,327       207,705          457,705       125,297          375,297
20            11,040     383,301         646,187         896,187       307,830          557,830       155,451          405,451
Age 60        11,040     383,301         646,187         896,187       307,830          557,830       155,451          405,451
Age 65        11,040     553,253       1,123,765       1,373,765       426,162          676,162       176,852          426,852
Age 70        11,040     770,159       1,900,717       2,204,832       560,803          810,803       184,286          434,286

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5514

                                   PROSPECTUS

                            VARI-VEST ASSET BUILDER
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                        OHIO NATIONAL VARIABLE ACCOUNT R

                               One Financial Way
                             Cincinnati, Ohio 45242
                            Telephone (800) 366-6654

This prospectus describes a flexible premium variable life insurance contract (the "contract") offered through Ohio National Variable Account R ("VAR"), a separate account of ours. We are Ohio National Life Assurance Corporation, a subsidiary of The Ohio National Life Insurance Company ("Ohio National Life").

The contract has a minimum stated amount of $50,000 and a surrender charge which is deducted from accumulation value upon surrender, lapse, partial surrender or a decrease in stated amount during the first fifteen contract years. Because of the substantial nature of the surrender charge, the contract is not suitable for short term investment purposes. The contract generally will not be issued to a person over age 80.

The contract is "flexible" because, subject to certain restrictions, it permits you to:

- adjust the timing and amount of your premium payments,

- direct net premiums to one or more of the subaccounts of the variable account or to the general account,

- choose from two death benefit plans, and

- increase or decrease the level of death benefits under such plans.

The contract is "variable" because the value of the contract will change with the performance of the investments selected. The flexible and variable features of the contract give you the opportunity to meet your changing life insurance needs and to adjust to changing economic conditions within the framework of a single insurance policy. For this reason, it may not be to your advantage to purchase a contract as a means of obtaining additional insurance if you already own another flexible premium variable life insurance policy.

The contract provides life insurance coverage to age 100. You may choose either a level or variable death benefit plan. The level plan provides a fixed benefit (the "stated amount") to be paid on the death of the insured. The level plan contract operates in a manner similar to a whole life insurance policy, except that its accumulation value varies with investment performance. The variable plan contract provides a death benefit equal to the sum of the stated amount and the contract's accumulation value. Accordingly, the variable plan death benefit generally varies dollar for dollar with the contract's accumulation value. Under either plan, we insure the death benefit against adverse investment performance by guaranteeing that the death benefit will never be less than the contract's stated amount, provided you pay the Minimum Premium.

When you purchase a contract, you will be required to pay an initial premium. You must pay the minimum premium described in your contract to keep the death benefit guarantee in effect.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE. IT SHOULD BE ACCOMPANIED BY THE CURRENT FUND PROSPECTUSES.

ATTENTION PENNSYLVANIA RESIDENTS AND CONTRACTHOLDERS, THIS PROSPECTUS MUST BE ACCOMPANIED BY THE PENNSYLVANIA SUPPLEMENT, WHICH IS A DESCRIPTION OF THE DIFFERENT CHARGES APPLICABLE TO CONTRACTS SOLD OR SOLICITED IN PENNSYLVANIA.

                                  MAY 1, 2001

Form 5514

The contract affords you substantial flexibility with your premium payments. You may adopt a planned premium schedule that indicates the level of your intended payments. The planned premium will fall somewhere between the minimum and maximum permitted by the Code. The exact amount of your planned premium will depend upon your objectives and your estimate of long-term investment performance. You will find the minimum and planned premiums on the specification page of your contract. If you do not pay premiums, at least as great as the minimum premium required to keep the death benefit guarantee in effect, the contract will remain in force only as long as the cash surrender value (less any contract indebtedness) will pay the next monthly deduction for contract charges.

You may allocate your contract values among up to 10 of the investment accounts we offer. Each of the variable subaccounts invests in a corresponding Fund. The available Funds are listed below. The Fund portfolios are described in the accompanying Fund prospectuses. Your contract's accumulation value will reflect the investment performance of the subaccounts you select and is not guaranteed.

Should the need arise, you may obtain access to the cash surrender value of your contract after the first contract year through loans or, after the first contract year, partial surrenders, without terminating your insurance coverage. In addition, you may surrender your contract at any time and receive its cash surrender value.

                                AVAILABLE FUNDS

OHIO NATIONAL FUND, INC.                       ADVISER (SUBADVISER)
Equity Portfolio                               (Legg Mason Funds Management, Inc.)
Money Market Portfolio                         Ohio National Investments, Inc.
Bond Portfolio                                 Ohio National Investments, Inc.
Omni Portfolio (a flexible portfolio           Ohio National Investments, Inc.
fund)                                          (Federated Global Investment Management
International Portfolio                        Corp.)
International Small Company Portfolio          (Federated Global Investment Management
Capital Appreciation Portfolio                 Corp.)
Small Cap Portfolio                            (Jennison Associates, LLC)
Aggressive Growth Portfolio                    (Founders Asset Management LLC)
Core Growth Portfolio                          (Janus Capital Corporation)
Growth & Income Portfolio                      (Pilgrim Baxter & Associates, Ltd.)
Capital Growth Portfolio                       (RS Investment Management, Co. LLC)
S&P 500 Index Portfolio                        (RS Investment Management, Co. LLC)
Social Awareness Portfolio                     Ohio National Investments, Inc.
High Income Bond Portfolio                     Ohio National Investments, Inc.
Equity Income Portfolio                        (Federated Investment Counseling)
Blue Chip Portfolio                            (Federated Investment Counseling)
Nasdaq 100 Index Portfolio                     (Federated Investment Counseling)
                                               Ohio National Investments, Inc.

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Goldman Sachs Growth and Income Fund           Goldman Sachs Asset Management
Goldman Sachs CORE U.S. Equity Fund            Goldman Sachs Asset Management
Goldman Sachs Capital Growth Fund              Goldman Sachs Asset Management

JANUS ASPEN SERIES
Growth Portfolio                               Janus Capital Corporation
Worldwide Growth Portfolio                     Janus Capital Corporation
Balanced Portfolio                             Janus Capital Corporation

LAZARD RETIREMENT SERIES, INC.
Small Cap Portfolio                            Lazard Asset Management
Emerging Markets Portfolio                     Lazard Asset Management

Form 5514


STRONG VARIABLE INSURANCE FUNDS, INC.
Strong Mid Cap Growth Fund II                  Strong Capital Management, Inc.
Strong Opportunity Fund II
  (a mid cap/small cap fund)                   Strong Capital Management, Inc.

VARIABLE INSURANCE PRODUCTS FUND SERVICE
CLASS 2 (FIDELITY)
  VIP Contrafund(R) Portfolio                  Fidelity Management & Research Company
  VIP Mid Cap Portfolio                        Fidelity Management & Research Company
  VIP Growth Portfolio                         Fidelity Management & Research Company

PBHG INSURANCE SERIES FUND, INC.
  PBHG Technology & Communications             Pilgrim Baxter & Associates, Ltd.
     Portfolio

Form 5514

                               TABLE OF CONTENTS

Notice to Pennsylvania Contract
  Owners.........................    Supplement
Definitions......................             6
Introduction.....................             8
Assumptions and Scope of
  Prospectus.....................             8
Summary..........................             9
  Ohio National Financial
     Services Group..............             9
  Ohio National Life Assurance
     Corporation.................             9
  The Ohio National Life
     Insurance Company...........             9
  Ohio National Variable Account
     R...........................             9
  The Funds......................             9
  Death Benefits.................             9
  Accumulation Value.............            10
  Premiums.......................            10
  Charges and Deductions.........            11
  Federal Tax Matters............            14
Ohio National Financial Services
  Group..........................            14
  Ohio National Life Assurance
     Corporation.................            14
  The Ohio National Life
     Insurance Company ("Ohio
     National Life").............            14
  Ohio National Variable Account
     R ("VAR")...................            14
  The Funds......................            15
  Mixed and Shared Funding.......            15
Death Benefits...................            15
  Plan A -- Level Benefit........            16
  Plan B -- Variable Benefit.....            17
  Change in Death Benefit Plan...            17
  Death Benefit Guarantee........            18
  Changes in Stated Amount.......            18
Accumulation Value...............            19
  Determination of Variable
     Accumulation Values.........            19
  Accumulation Unit Values.......            20
  Net Investment Factor..........            20
  Loans..........................            20
  Preferred Loans................            21
  Surrender Privileges...........            21
  Maturity.......................            22
Premiums.........................            22
  Purchasing a Contract..........            22
  Payment of Premiums............            23
  Initial Premiums...............            23
  Term Insurance Conversion
     Credit......................            23
  Minimum Premiums...............            24
  Planned Premiums...............            24
  Allocation of Premiums.........            24
  Transfers......................            25
  Dollar Cost Averaging..........            25
  Electronic Access..............            26
  Lapse..........................            26
  Reinstatement..................            26
  Conversion.....................            26
  Free Look......................            27
Charges And Deductions...........            27
  Premium Expense Charge.........            27
  Ohio National Life Employee
     Discount....................            27
  Monthly Deduction..............            28
  Risk Charge....................            28
  Surrender Charge...............            29
  Service Charges................            29
  Other Charges..................            29
General Provisions...............            31
  Voting Rights..................            31
  Additions, Deletions or
     Substitutions of
     Investments.................            31
  Annual Report..................            31
  Limitation on Right to
     Contest.....................            32
  Misstatements..................            32
  Suicide........................            32
  Beneficiaries..................            32
  Postponement of Payments.......            32
  Assignment.....................            33
  Non-Participating Contract.....            33
The General Account..............            33
  General Description............            33
  Accumulation Value.............            33
  Optional Insurance Benefits....            34
  Settlement Options.............            34
Distribution of The Contract.....            34
Management of The Company........            35
Custodian........................            36
State Regulation of The
  Company........................            36
Federal Tax Matters..............            36
  Contract Proceeds..............            36
  Avoiding Modified Endowment
     Contracts...................            37
  Correction of Modified
     Endowment Contract..........            37
  Right to Charge for Company
     Taxes.......................            37
Employee Benefit Plans...........            38
Legal Proceedings................            38
Legal Matters....................            38
Experts..........................            38
Registration Statement...........            38
Financial Statements.............            38
Ohio National Life Assurance
  Corporation Financial
  Statements.....................            39
Ohio National Variable Account R
  Financial Statements...........            58
Appendix A.......................            81
  Hypothetical Historical
     Illustrations...............            81

Form 5514

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE VARIABLE ASPECTS OF THE CONTRACT DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE FUND PROSPECTUSES OR THE STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS.

Form 5514

                                  DEFINITIONS

Accumulation Value -- the sum of the contract's values in the subaccounts, the general account and the loan collateral account.

Age -- the insured's age at his or her nearest birthday.

Attained Age -- the insured's age at the end of the most recent contract year.

Beneficiary -- the beneficiary designated by the contractowner in the application or in the latest notification of change of beneficiary filed with us. If the contractowner is the insured and if no beneficiary survives the insured, the insured's estate will be the beneficiary. If the contractowner is not the insured and no beneficiary survives the insured, the contractowner or his estate will be the beneficiary.

Cash Surrender Value -- the accumulation value less any applicable surrender charges.

Code -- the Internal Revenue Code of 1986, as amended, and all related regulations.

Commission -- the Securities and Exchange Commission.

Contract -- the Vari-Vest Asset Builder flexible premium variable life insurance contract.

Contract Date -- the date as of which insurance coverage and contract charges begin. The contract date is used to determine contract months and years.

Contract Month -- each contract month starts on the same date in each calendar month as the contract date.

Contract Year -- each contract year starts on the same date in each calendar year as the contract date.

Contract Indebtedness -- the total of any unpaid contract loans.

Contractowner -- the person so designated on the specification page of the contract.

Corridor Percentage Test -- a method of determining the minimum death benefit as required by the Code to qualify the contract as a "life insurance contract." The minimum death benefit equals the cash value plus the cash value multiplied by a percentage which varies with age as specified by the Code.

Death Benefit -- the amount payable upon the death of the insured, before deductions for contract indebtedness and unpaid monthly deductions.

Death Benefit Guarantee -- our guarantee that the contract will not lapse if you have met the Minimum Premium requirement during the death benefit guarantee period.

General Account -- our assets other than those allocated to our separate accounts. The General Account may also be called the Guaranteed Account or the Fixed Account.

Guideline Annual Premium -- the level annual premium that would be payable through the contract maturity date for a specified stated amount of coverage if we scheduled premiums as to both timing and amount and such premiums were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at an annual effective rate of 4%, and fees and charges as set forth in the contract. This is the maximum premium permitted under the Code.

Home Office -- our principal executive offices located at One Financial Way, Cincinnati, Ohio 45242.

Initial Premium -- an amount you must pay to begin contract coverage. It must be at least equal to one monthly minimum premium.

Insured -- the person upon whose life the contract is issued.

Issue Date -- the date we approve your application and issue your contract. The issue date will be the same as the contract date except for backdated contracts, for which the contract date will be prior to the issue date.

Loan Collateral Account -- an account to which accumulation value in an amount equal to a contract loan is transferred pro rata from the subaccounts of VAR and the general account.

Loan Value -- the maximum amount that may be borrowed under the contract. The loan value equals the cash surrender value less the cost of insurance charges for the balance of the contract year. The loan value less contract indebtedness equals the amount you may borrow at any time.

Form 5514

Maturity Date -- unless otherwise specified in the contract, the maturity date is the end of the contract year nearest the insured's 100th birthday.

Minimum Premium -- the monthly premium set forth on the contract specification page necessary to maintain the death benefit guarantee. Although the minimum premium is expressed as a monthly amount, you need not pay it each month. Rather, you must pay, cumulatively, premiums which equal or exceed the sum of the minimum premiums required during the applicable time period.

Monthly Deduction -- the monthly charge against cash value which includes the cost of insurance, an administration charge, a risk charge for the death benefit guarantee and the cost of any optional insurance benefits added by rider.

Net Premiums -- the premiums you pay less the premium expense charge.

Planned Premium -- a schedule indicating the contractowner's planned premium payments under the contract. The schedule is a planning device only and need not be adhered to.

Premium Expense Charge -- an amount deducted from gross premiums consisting of a distribution charge and any state premium tax and other state and local taxes applicable to your contract.

Proceeds -- the amount payable on surrender, maturity or death.

Process Day -- the first day of each contract month. Monthly deductions and any credits are made on this day.

Pronouns -- "our", "us" or "we" means Ohio National Life Assurance Corporation. "You", "your" or "yours" means the insured. If the insured is not the contractowner, "you", "your" or "yours" means the contractowner when referring to contract rights, payments and notices.

Receipt -- with respect to transactions requiring valuation of variable account assets, a notice or request is deemed received by us on the date actually received if received on a valuation date prior to 4:00 p.m. Eastern time. If received on a day that is not a valuation date or after 4:00 p.m. Eastern time on a valuation date, it is deemed received on the next valuation date.

Settlement Options -- methods of paying the proceeds other than in a lump sum.

Stated Amount -- the minimum death benefit payable under the contract as long as the contract remains in force and which is set forth on the contract specification page.

Subaccount -- a subdivision of VAR which invests exclusively in the shares of a corresponding portfolio of one of the Funds or of another mutual fund.

Surrender Charge -- a charge assessed in connection with contract surrenders, lapses and decreases in stated amount applicable for 15 years from the contract date with respect to your initial stated amount and from the date of any increase in stated amount with respect to such increase. Surrender charges are based on your age, sex, underwriting classification and length of time you have held your contract. See the specification pages of your policy or the discussion under "Surrender Charges" below for more information.

Valuation Date -- each day on which the net asset value of Fund shares is determined. See the accompanying Fund prospectuses.

Valuation Period -- the period between two successive valuation dates which begins at 4:00 p.m. Eastern time on one valuation date and ends at 4:00 p.m. Eastern time on the next valuation date.

VAR -- Ohio National Variable Account R.

Form 5514

                                  INTRODUCTION

As described on the cover page of this prospectus, the Vari-Vest Asset Builder contract is a flexible premium variable universal life insurance contract which enables you throughout your lifetime to accommodate to your changing insurance needs and to changing economic conditions within the framework of a single insurance policy. The contract provides for death benefits, cash values, loans, a variety of settlement options and other features traditionally associated with life insurance.

The contract is similar to traditional life insurance in a number of respects.

     - You receive insurance coverage to age 100 at least equal to the stated amount as long as the contract has a positive cash surrender value or the death benefit guarantee is in effect.

     - You may surrender the contract at any time and receive its cash surrender value. After the first contract year, you may borrow up to the loan value of the contract.

     - To the extent that you elect to allocate net premiums to the general account, the investment return on the contract is guaranteed.

The contract also has several significant features which differentiate it from traditional life insurance.

     - Within certain limits, you may adjust the timing and amount of your premium payments to suit your individual circumstances.

     - You direct the investment of your net premiums and resulting cash values, which will vary with the investment performance of the variable subaccounts you select.

     - Values are neither guaranteed nor limited to an assumed rate of interest.

     - You may elect a variable death benefit plan as an alternative to a level plan, the latter being similar in many respects to a traditional whole life policy.

Under either death benefit plan you may increase or decrease the stated amount of insurance coverage any time after the first contract year.

                      ASSUMPTIONS AND SCOPE OF PROSPECTUS

This prospectus relates principally to VAR and contains only selected information regarding the general account. For details regarding elements of the contract involving the general account, see your contract.

Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that:

     - "you", the "contractowner" and the "insured" are the same person,

     - the death benefit guarantee is in effect,

     - the cash surrender value of your contract is sufficient to pay the next monthly deduction,

     - there is no outstanding contract indebtedness,

     - the death benefit is not determined by the corridor percentage test,

     - the contract is not backdated,

     - payments under the contract have not been made in a way that would cause the contract to be treated as a modified endowment contract under federal law.

Form 5514

                                    SUMMARY

This summary presents selected information in the same order and uses the same headings as the body of the prospectus. See the table of contents to find fuller discussion of each item. See the "Definitions," above, for the meanings of various terms.

OHIO NATIONAL FINANCIAL SERVICES GROUP:

OHIO NATIONAL LIFE ASSURANCE CORPORATION -- We are a stock life insurance company established under the laws of Ohio on June 26, 1979. We are owned by Ohio National Life.

THE OHIO NATIONAL LIFE INSURANCE COMPANY ("Ohio National Life") -- a stock life insurance company organized in 1909 under the laws of Ohio. It currently has assets in excess of $7.5 billion. Ohio National Life is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc. Ohio National Life continues to control us and the Ohio National Fund. While Ohio National Life's experienced personnel and facilities are available to assist in administering our flexible product program, its assets do not back your contract.

OHIO NATIONAL VARIABLE ACCOUNT R ("VAR") -- established by us on May 6, 1985 as a means of offering the types of contract described in this prospectus. Net premiums allocated to VAR are segregated from our other assets and are protected from claims and liabilities arising from our other lines of business. Our general account assets, however, are available to support benefits under the contract.

There is a separate subaccount within VAR corresponding to each of the Funds listed on pages 2 and 3. The assets of each are invested exclusively in shares of one of the Funds.

THE FUNDS The operations of each Fund, its investment adviser and its investment objectives and policies are described in its prospectus. Net premiums under the contract may be allocated to the subaccounts of the variable account which invest exclusively in Fund shares. Accordingly, the accumulation values you allocate to the subaccounts will vary with the investment performance of the Funds.

The value of each Fund's investments fluctuates daily and is subject to the risk of changing economic conditions as well as the risk inherent in the ability of management to anticipate changes necessary in those investments to meet changes in economic conditions. For additional information concerning each Fund, including their investment objectives, see the accompanying prospectuses. Read the prospectuses carefully before investing.

DEATH BENEFITS You may select one of two death benefit plans -- the level plan (Plan A) or the variable plan (Plan B). With certain limitations, you may also change death benefit plans during the life of the contract. The death benefit under the level plan is the stated amount. The death benefit under the variable plan is the stated amount plus the accumulation value on the date of death. Under either plan, we may be required to increase the death benefit to satisfy the corridor percentage test included in the Code's definition of a "life insurance contract." Generally, favorable investment performance is reflected in increased accumulation value under the level plan and in increased insurance coverage under the variable plan. The death benefit will never be less than the stated amount as long as the contract has a positive cash surrender value or the death benefit guarantee is in force. The death benefit will be paid according to your beneficiary's instructions or, at your option, applied in whole or in part under one or more settlement options.

After the first contract year you may increase your stated amount, or you may decrease your stated amount. You cannot decrease the stated amount below the minimum stated amount shown on the contract specification page. Any increase or decrease in the stated amount must equal at least $5,000 and an increase will require additional evidence of insurability.

Form 5514

The contract includes a death benefit guarantee. Under this provision, we guarantee that the death benefit during the death benefit guarantee period will not be less than the stated amount, provided you pay the minimum premium. Accordingly, adverse subaccount investment performance will not cause the contract to lapse as long as the death benefit guarantee is in effect.

ACCUMULATION VALUE The accumulation value of your contract equals the sum of the accumulation values in the general account, the subaccounts of VAR and the loan collateral account. The general account accumulation value will reflect the amount and timing of net premiums allocated to the general account and interest thereon. The accumulation value in the variable subaccounts will reflect deductions for a risk charge, the amount and timing of net premiums allocated to such subaccounts and their investment experience. Such investment experience is not guaranteed. In addition, the subaccount and the general account accumulation values will be charged pro rata in connection with contract loans, partial surrenders and monthly deductions. The loan collateral account will reflect amounts borrowed against the loan value of the contract.

Loans -- after the first contract year, you may borrow against the loan value of your contract. The loan value will never be less than 90% of your cash surrender value. Loan interest is payable in advance at a rate of 5.0% (an effective compound annual rate of 5.26%). Any outstanding contract indebtedness will be deducted from proceeds payable at the insured's death or upon maturity or surrender.

Loan amounts and any unpaid interest thereon will be withdrawn pro rata from the variable subaccounts and the general account. Accumulation value in each subaccount equal to the contract indebtedness so withdrawn will be transferred to the loan collateral account. If loan interest is not paid when due, it becomes loan principal. Accumulation value held in the loan collateral account earns interest daily at an annual rate guaranteed to be at least 4%.

A loan may be repaid in whole or in part at any time while the contract is in force. When a loan repayment is made, accumulation value securing contract indebtedness in the loan collateral account equal to the loan repayment will be allocated first to the general account until the amount borrowed has been replaced. The balance of the repayment will then be allocated to the general account and the variable subaccounts using the same percentages as then in effect to allocate net premiums.

Preferred Loans -- a preferred loan is available at any time on or after the 10th contract anniversary. In the first contract year in which you take a preferred loan, the maximum preferred loan available is 10% of the gross loan value. The gross loan value is the Cash Surrender Value, minus enough to cover the monthly charges to the next policy anniversary. In later contract years, you may increase your preferred loan by an amount not greater than 10% of the gross loan value. The total amount of the preferred loan amount may never exceed the gross loan value. Loan interest on preferred loans is payable in advance at a rate of 3.846% (an effective compound annual rate of 4%). The interest rate credited to the accumulation value equal to the loaned amount under this preferred loan provision is 4.00%.

Surrender Privileges -- at any time you may surrender your contract in full and receive the proceeds. Your contract also gives you a partial surrender right. At any time after the first contract anniversary from the issue date, you may withdraw part of your cash surrender value. Such withdrawals will reduce your contract's death benefit and may be subject to a surrender charge.

Withholding Payment After Premium Payment -- We may withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

PREMIUMS An initial premium is required to purchase a contract. In addition, you must pay a minimum premium to keep the death benefit guarantee in effect. You must have paid, cumulatively, total premiums that equal or exceed the monthly minimum premium indicated on the contract specification page multiplied by the

Form 5514
number of contract months the contract has been in effect. If you fail to meet this requirement, the death benefit guarantee is no longer in effect and may generally not be reinstated. The monthly minimum premium indicated on the contract specification page will remain a level amount until you reach the end of the death benefit guarantee period shown on the contract specification page. You choose this period from among the available periods. Currently there are 3 different periods available: 5 years; to age 70 (or 10 years, if later); or to maturity. Not all options are available in all states.

We may, at our discretion, refuse to accept a premium payment of less than $25 or one that would cause the contract, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law. Otherwise, the amount and timing of premium payments is left to your discretion.

To aid you in formulating your insurance plan under the contract, you will adopt a planned premium schedule at the time of purchase indicating your intended level of payments. The planned premium will generally be an amount greater than your minimum premium and less than your guideline annual premium. You do not have to follow the planned premium, as it is only a planning device.

Allocation of Premiums -- you may allocate your net premiums among up to 10 of the variable subaccounts and to the general account in any combination of whole percentages. You indicate your initial allocation in the contract application. Thereafter, you may transfer accumulation values and reallocate future premiums.

Transfers -- we allow transfers of accumulation values among the subaccounts of VAR and to the general account at any time. Transfers from the general account to the subaccounts are subject to certain restrictions.

Lapse -- provided you pay the minimum premiums required to maintain the death benefit guarantee, your contract will not lapse during the death benefit guarantee period. If you fail to pay the minimum premiums, the death benefit guarantee expires. Without the death benefit guarantee, the contract will remain in force as long as the cash surrender value less any outstanding contract indebtedness is sufficient to pay the next monthly deduction. When the cash surrender value will not pay the next monthly deduction, you will have a 61 day grace period in which to increase your cash surrender value by paying additional premiums. If you do not pay sufficient additional premiums during the grace period, the contract will lapse and terminate without value.

Reinstatement -- once a contract has lapsed, you may request reinstatement of the contract any time within five years of the lapse. Satisfactory proof of insurability and payment of a reinstatement premium are required for reinstatement.

Free Look -- following the initial purchase of your contract or any subsequent increase in the stated amount, you are entitled to a free look period or the contract value, depending on your state's law. During the free look period, you may cancel the contract or increase, as applicable, and we will refund all the money you have paid. The free look period expires 20 days from your receipt of the contract or increase.

CHARGES AND DEDUCTIONS We make charges against or deductions from premium payments, accumulation values and contract surrenders as follows: (Pennsylvania residents see the Pennsylvania Supplement for differing charges)

(a) from premiums we deduct a premium expense charge in proportion to your current premium allocation choices. The premium expense charge includes:

     - a 2.9% distribution charge from premium payments for 20 years. In years 21 and later, this amount is reduced to 2.0%. This charge compensates us for sales and distribution expenses such as commissions, advertising and printing, and

     - a deduction for the state premium tax and any other state and local taxes applicable to your contract. Currently, state premium taxes vary from 0% to 4%;

Form 5514

(b) against the accumulation value we make a monthly deduction, deducted in proportion to the values in your various subaccounts and the General Account, covering:

     - the cost of insurance, (which is determined based on your age, gender, and rate class and maximum charges will not exceed the charges posted in the 1980 Commissioner's Standard Ordinary Mortality tables).

     - administrative expenses which covers bookkeeping and processing costs
       ($7),

     - the risk of providing the death benefit guarantee ($0.00, $0.01, or $0.03 per thousand of stated amount, depending on the death benefit guarantee period you choose), and the cost of any optional insurance benefit added by rider;

(c) against the assets of the variable subaccounts, and in proportion to the values in your various subaccounts, we assess a daily charge equal to an annualized rate of 0.75% of such assets to compensate us for assuming certain mortality and expense risks. This amount may be reduced based on your contract value. See "Risk Charge" for more detailed information; and

(d) from accumulation value we deduct surrender charges in the event of full surrender, certain partial surrenders and decreases in stated amount. These surrender charges apply during the first 15 contract years following the contract date and the date of any increase in stated amount. Surrender charges vary according to your age, sex, underwriting classification and the length of time you have held your contract. See the specification pages of your policy for more detailed information. Listed below are the maximum surrender charges applicable to the contract.

         MAXIMUM SURRENDER CHARGES PER $1,000 OF STATED AMOUNT
        -------------------------------------------------------
                   MALE                        FEMALE
        --------------------------   --------------------------
 AGE      NONSMOKER       SMOKER       NONSMOKER       SMOKER
 ---    -------------   ----------   -------------   ----------
 0-20       $17.80        $20.00         $16.71        $17.78
21-30        21.32         24.62          19.86         21.51
31-40        27.46         32.89          24.98         27.60
41-50        38.03         46.90          33.36         37.20
51-60        57.28         58.40          48.02         53.32
61-70        58.23         58.12          58.20         58.31
71-80        57.51         57.60          57.62         57.63

(e) against the assets of each fund, the following management fees and other expenses:

                                                                       TOTAL FUND
                                                                        EXPENSES         TOTAL        TOTAL FUND
                                                                         WITHOUT        WAIVERS        EXPENSES
                             MANAGEMENT    DISTRIBUTION     OTHER      WAIVERS OR         AND        WITH WAIVERS
                                FEES       (12B-1) FEES    EXPENSES    REDUCTIONS     REDUCTIONS*    OR REDUCTIONS
                             ----------    ------------    --------    -----------    -----------    -------------
OHIO NATIONAL FUND, INC.:
  Money Market*                 0.30%          0.00%         0.13%         0.43%          0.05%          0.38%
  Equity                        0.80%          0.00%         0.11%         0.91%          0.00%          0.91%
  Bond                          0.60%          0.00%         0.17%         0.77%          0.00%          0.77%
  Omni                          0.55%          0.00%         0.55%         0.67%          0.00%          0.67%
  S&P 500 Index                 0.37%          0.00%         0.13%         0.50%          0.00%          0.50%
  International*                0.91%          0.00%         0.29%         1.20%          0.06%          1.14%
  International Small
     Company                    1.00%          0.00%         0.63%         1.63%          0.00%          1.63%
  Capital Appreciation          0.80%          0.00%         0.16%         0.96%          0.00%          0.96%
  Small Cap                     0.80%          0.00%         0.12%         0.92%          0.00%          0.92%
  Aggressive Growth             0.80%          0.00%         0.18%         0.98%          0.00%          0.98%

Form 5514

                                                                       TOTAL FUND
                                                                        EXPENSES         TOTAL        TOTAL FUND
                                                                         WITHOUT        WAIVERS        EXPENSES
                             MANAGEMENT    DISTRIBUTION     OTHER      WAIVERS OR         AND        WITH WAIVERS
                                FEES       (12B-1) FEES    EXPENSES    REDUCTIONS     REDUCTIONS*    OR REDUCTIONS
                             ----------    ------------    --------    -----------    -----------    -------------
  Core Growth                   0.95%          0.00%         0.14%         1.09%          0.00%          1.09%
  Growth & Income               0.85%          0.00%         0.13%         0.98%          0.00%          0.98%
  Capital Growth                0.90%          0.00%         0.13%         1.03%          0.00%          1.03%
  Social Awareness              0.60%          0.00%         0.50%         1.10%          0.00%          1.10%
  High Income Bond              0.75%          0.00%         0.35%         1.10%          0.00%          1.10%
  Equity Income                 0.75%          0.00%         0.33%         1.08%          0.00%          1.08%
  Blue Chip                     0.90%          0.00%         0.35%         1.25%          0.00%          1.25%
  Nasdaq-100 Index              0.75%          0.00%         0.37%         1.12%          0.00%          1.12%
GOLDMAN SACHS VARIABLE
  INSURANCE TRUST:
  Goldman Sachs Growth and
     Income*                    0.75%          0.00%         0.47%         1.22%          0.22%          1.00%
  Goldman Sachs CORE U.S.
     Equity                     0.70%          0.00%         0.17%         0.87%          0.03%          0.90%
  Goldman Sachs Capital
     Growth*                    0.75%          0.00%         1.09%         1.84%          0.84%          1.00%
JANUS ASPEN SERIES (SERVICE
  SHARES):
  Growth                        0.65%          0.25%         0.02%         0.92%          0.00%          0.95%
  Worldwide Growth              0.65%          0.25%         0.05%         0.95%          0.00%          0.95%
  Balanced                      0.65%          0.25%         0.02%         0.92%          0.00%          0.92%
LAZARD RETIREMENT SERIES,
  INC.:
  Small Cap*                    0.75%          0.25%         1.76%         2.76%          1.51%          1.29%
  Emerging Markets*             1.00%          0.25%         2.90%         4.15%          2.55%          0.90%
PBHG INSURANCE SERIES FUND:
  PBHG Technology &
     Communications             0.85%          0.00%         0.19%         1.04%          0.00%          1.04%
STRONG VARIABLE INSURANCE
  FUNDS, INC.:
  Strong Mid Cap Growth II*     1.00%          0.00%         0.16%         1.16%          0.01%          1.15%
  Strong Opportunity II*        1.00%          0.00%         0.18%         1.18%          0.08%          1.10%
VARIABLE INSURANCE PRODUCTS
  FUND (FIDELITY):
  VIP Contrafund                0.57%          0.25%         0.10%         0.92%          0.00%          0.92%
  VIP Mid Cap                   0.57%          0.25%         0.17%         0.99%          0.00%          0.99%
  VIP Growth                    0.57%          0.25%         0.09%         0.91%          0.00%          0.91%

* The investment advisers of certain Funds are voluntarily waiving part or all of their management fees and/or reimbursing certain Funds in order to reduce total Fund expenses.

The waivers and reductions are voluntary and may be terminated at any time. If such waivers and/or reductions are terminated, the cost of your contract will increase.

In addition to the foregoing charges and deductions, we assess the following three service charges:

     - for partial surrenders the lesser of $25 or 2% of the amount surrendered,

     - up to $15 (currently the charge is $3 and is waived on the first four transfers during any contract year) for transfers of accumulation value among the subaccounts and the general account and,

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     - up to $100 (currently no charge is being made) for any special illustration of contract benefits that you may request.

Currently we impose lesser charges for transfers and illustrations, but we only guarantee that such charges will never exceed the amounts stated above. We also reserve the right to assess the assets of each subaccount for any taxes payable by us on account of such assets. Certain expenses and an investment advisory fee will be assessed against Fund assets, as described in the Fund prospectuses.

FEDERAL TAX MATTERS All death benefits paid under the contract will generally be excludable from the beneficiary's gross income for federal income tax purposes. Under current federal tax law, as long as the contract qualifies as a "life insurance contract", any increases in accumulation value attributable to favorable investment performance should accumulate on a tax deferred basis in the same manner as with traditional whole life insurance. Partial withdrawals and surrenders, however, may result in the taxation of the portion of such withdrawals or surrenders drawn from the increase in accumulation value resulting from favorable investment performance. If payments are made in excess of a rate that would pay up a contract after seven level annual payments, there may be taxation of, including a penalty tax on, portions of the proceeds of loans, withdrawals or surrenders.

                     OHIO NATIONAL FINANCIAL SERVICES GROUP

OHIO NATIONAL LIFE ASSURANCE CORPORATION

We were established on June 26, 1979 under the laws of Ohio to facilitate the issuance of certain nonparticipating insurance policies. We are a wholly-owned stock subsidiary of Ohio National Life. We are licensed to sell life insurance in 47 states, the District of Columbia and Puerto Rico.

THE OHIO NATIONAL LIFE INSURANCE COMPANY ("OHIO NATIONAL LIFE")

Ohio National Life was organized under the laws of Ohio on September 9, 1909 as a stock life insurance company. Ohio National is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc. It writes life, accident and health insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $7.5 billion and equity in excess of $700 million. Ohio National Life provided us with the initial capital to finance our operations. From time to time, Ohio National Life may make additional capital contributions, although it is under no legal obligation to do so and its assets do not support the benefits provided under your contract.

OHIO NATIONAL VARIABLE ACCOUNT R ("VAR")

We established VAR on May 6, 1985 pursuant to the insurance laws of the State of Ohio. VAR is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under Ohio law, VAR's assets are held exclusively for the benefit of contractowners and persons entitled to payments under the contract. VAR's assets are not chargeable with liabilities arising out of our other business.

We keep VAR's assets physically segregated from assets of our general account. We maintain records of all purchases and redemptions of Fund shares by each of VAR's subaccounts.

VAR has subaccounts corresponding to each of the Funds listed on pages 2 and 3. VAR may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each subaccount are

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credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.

THE FUNDS

The Funds are mutual funds registered under the Investment Company Act of 1940. Fund shares are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies and, in some cases, to qualified plans. The value of each Fund's investments fluctuates daily and is subject to the risk that Fund management may not anticipate or make changes necessary in the investments to meet changes in economic conditions.

The Funds receive investment advice from their investment advisers. The Funds pay each of the investment advisers a fee as described in the Fund prospectuses. In some cases, the investment adviser pays part of its fee to a subadviser.

Affiliates of certain Funds may compensate us based upon a percentage of the Fund's average daily net assets that are allocated to VAR. These percentages vary by Fund. This is intended to compensate us for administrative and other services we provide to the Funds and their affiliates.

For additional information concerning the Funds, including their investment objectives, see the Fund prospectuses. Read them carefully before investing. They may contain information about other funds that are not available as investment options for these contracts. You cannot be sure that any Fund will achieve its stated objectives and policies.

The investment policies, objectives and/or names of some of the Funds may be similar to those of other investment companies managed by the same investment adviser or subadviser. However, similar funds often do not have comparable investment performance. The investment results of the Funds may be higher or lower than those of the other funds.

MIXED AND SHARED FUNDING

In addition to being offered to VAR, certain Fund shares are offered to Ohio National Life's separate accounts for variable annuity contracts. Fund shares may also be offered to other insurance company separate accounts and qualified plans. It is conceivable that in the future it may become disadvantageous for one or more of variable life and variable annuity separate accounts, or separate accounts of other life insurance companies, and qualified plans, to invest in Fund shares. Although neither we nor any of the Funds currently foresee any such disadvantage, the Board of Directors or Trustees of each Fund will monitor events to identify any material conflict among different types of owners and to determine if any action should be taken. That could possibly include the withdrawal of VAR's participation in a Fund. Material conflicts could result from such things as:

     - changes in state insurance law;

     - changes in federal income tax law;

     - changes in the investment management of any portfolio of one of the Funds, or

     - differences between voting instructions given by different types of contractowners.

                                 DEATH BENEFITS

As long as the contract remains in force we will, upon receipt of due proof of the insured's death, pay the contract proceeds to the beneficiary. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date. Unless a settlement option is elected, the proceeds will be paid according to your beneficiary's selection from the settlement options

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listed in the contract. We offer both beneficiaries and contractowners a wide variety of settlement options listed in the contract. We offer both beneficiaries and contractowners a wide variety of settlement options.

The contract provides for two death benefit plans: a level plan ("Plan A") and a variable plan ("Plan B"). Generally, you designate the death benefit plan in your contract application. Subject to certain restrictions, you may change the death benefit plan from time to time. As long as the contract remains in force, the death benefit under either plan will never be less than the stated amount of the contract.

PLAN A -- LEVEL BENEFIT

The death benefit is the greater of:

     - the contract's stated amount on the date of death or

     - the death benefit determined by the corridor percentage test.

The death benefit determined by the corridor percentage test equals the accumulation value of the contract on the date of death plus such accumulation value multiplied by the corridor percentage. The corridor percentage varies with attained age, as indicated in the following table:

               CORRIDOR    ATTAINED    CORRIDOR    ATTAINED    CORRIDOR                    CORRIDOR
ATTAINED AGE  PERCENTAGE     AGE      PERCENTAGE     AGE      PERCENTAGE   ATTAINED AGE   PERCENTAGE
------------  ----------   --------   ----------   --------   ----------   ------------   ----------
40 & below       150%       52            71%        64           22%          91             4%
    41           143        53            64         65           20           92             3%
    42           136        54            57         66           19           93             2%
    43           129        55            50         67           18           94             1%
    44           122        56            46         68           17       95 & above         0%
    45           115        57            42         69           16
    46           109        58            38         70           15
    47           103        59            34         71           13
    48            97        60            30         72           11
    49            91        61            28         73            9
    50            85        62            26         74            7
    51            78        63            24       75-90           5

Illustration of Plan A. Assume that the insured's attained age at time of death is 40 and that the stated amount of the contract is $100,000.

Under these circumstances, any time the accumulation value of the contract is less than $40,000, the death benefit will be the stated amount. However, any time the accumulation value exceeds $40,000, the death benefit will be greater than the contract's $100,000 stated amount due to the corridor percentage test. This is because the death benefit for an insured who dies at age 40 must be at least equal to the accumulation value plus 150% of the accumulation value. Consequently, each additional dollar added to accumulation value above $40,000 will increase the death benefit by $2.50. Similarly, to the extent accumulation value exceeds $40,000, each dollar taken out of accumulation value will reduce the death benefit by $2.50. If, for example, the accumulation value is reduced from $48,000 to $40,000, the death benefit will be reduced from $120,000 to $100,000. However, further reductions in the accumulation value below the $40,000 level will not affect the death benefit so long as the reductions are due to performance. Reductions due to surrenders, loans and partial surrenders do affect the death benefit.

In the foregoing example, the breakpoint of $40,000 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000 stated amount by 100% plus 150% (the corridor percentage at age 40, as shown in the table above). For your contract, you may make the corresponding determination by dividing your stated amount by 100% plus the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage

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test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount.

PLAN B -- VARIABLE BENEFIT

The death benefit is equal to the greater of:

     - the stated amount plus the accumulation value on the date of death or

     - the death benefit determined by the corridor percentage as described above and using the foregoing table of corridor percentages.

Illustration of Plan B. Again assume that the insured's attained age at the time of death is 40 and that the stated amount of the contract is $100,000.

Under these circumstances, a contract with accumulation value of $20,000 will have a death benefit of $120,000 ($100,000 + $20,000). An accumulation value of $60,000 will yield a death benefit of $160,000 ($100,000 + $60,000). The death benefit under this illustration, however, must be at least equal to the accumulation value plus 150% of the contract's accumulation value. As a result, if the accumulation value of the contract exceeds $66,667, the death benefit will be greater than the stated amount plus accumulation value. Each additional dollar of accumulation value above $66,667 will increase the death benefit by $2.50. Under this illustration, a contract with an accumulation value of $80,000 will provide a death benefit of $200,000 ($80,000 + 150% (LOGO) $80,000).
Similarly, to the extent that accumulation value exceeds $66,667, each dollar taken out of accumulation value reduces the death benefit by $2.50. If, for example, the accumulation value is reduced from $80,000 to $68,000, the death benefit will be reduced from $200,000 to $170,000.

In the foregoing example, the breakpoint of $66,667 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000 stated amount by 150% (the corridor percentage at age 40, as shown in the table above). For your contract, you may make the corresponding determination by dividing your stated amount by the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount plus your accumulation value.

CHANGE IN DEATH BENEFIT PLAN

Generally, after the second contract year, you may change your death benefit plan on any process day by sending us a written request. Changing death benefit plans from Plan B to Plan A will not require evidence of insurability. Changing death benefit plans from Plan A to Plan B may require evidence of insurability. The effective date of any such change will be the process day on or following the date of receipt of your request.

As a general rule, when you wish to have favorable investment performance reflected in higher accumulation value, you should elect the Plan A death benefit. Conversely, when you wish to have favorable investment performance reflected in increased insurance coverage, you should generally elect the Plan B death benefit.

If you change your death benefit plan from Plan B to Plan A, your stated amount will be increased by the amount of your accumulation value to equal the death benefit which would have been payable under Plan B on the effective date of the change. For example, a Plan B contract with a $100,000 stated amount and $20,000 accumulation value ($120,000 death benefit) would be converted to a Plan A contract with $120,000 stated amount. Again, the death benefit would remain the same on the effective date of the change.

A change in the death benefit option will not alter the amount of the accumulation value or the death benefit payable under the contract on the effective date of the change. However, switching between the variable and the

Form 5514
level plans will alter your insurance program with consequent effects on the level of your future death benefits, accumulation values and premiums. For a given stated amount, the death benefit will be greater under Plan B than under Plan A, but the monthly deduction will be greater under Plan B than under Plan
A. Furthermore, assuming your accumulation value continues to increase, your future cost of insurance charges will be higher after a change from Plan A to Plan B and lower after a change from Plan B to Plan A. If your accumulation value decreases in the future, the opposite will be true. Changes in the cost of insurance charges have no effect on your death benefit under Plan A. Under Plan B, however, increased cost of insurance charges will reduce the future accumulation value and death benefit to less than they otherwise would be.

DEATH BENEFIT GUARANTEE

We guarantee that the contract will not lapse during the death benefit guarantee period provided you pay the minimum premium. (See "Premiums -- Minimum Premiums.") Accordingly, as long as the death benefit guarantee is in effect, the contract will not lapse even if, because of adverse investment performance, the cash surrender value falls below the amount needed to pay the next monthly deduction. A charge per $1,000 of stated amount will be made for each month the death benefit guarantee is in effect. The charge is $0.00 if you choose a 5 year guarantee; $0.01 if you choose the guarantee to the later of age 70 or 10 years, or $0.03 if you choose the guarantee to maturity. (Only the 5 year guarantee is available in Massachusetts and Texas.)

If on any process day the minimum premium requirement is not met, we will send you a notice of the required payment. If we do not receive the required payment within 61 days of the date of the mailing of such notice, the death benefit guarantee will no longer be in effect. Generally, the death benefit guarantee may not be reinstated once it has been lost. However, we may at our discretion permit you to reinstate the death benefit guarantee if you:

     - double your stated amount or

     - increase your stated amount by $100,000 or more.

A new minimum premium will be required to maintain the reinstated death benefit guarantee.

CHANGES IN STATED AMOUNT

Subject to certain limitations, you may at any time after the first contract year increase your contract's stated amount or decrease your stated amount by sending us a written request. We may limit you to two such changes in each contract year. Any change must be of at least $5,000. The effective date of the increase or decrease will be the process day on or following approval of the request. A change in stated amount will affect the monthly insurance charges and surrender charges.

Increases. An increase is treated in a similar manner to the purchase of a new contract. To obtain an increase, you must submit a supplemental application to us with satisfactory proof of insurability. Depending on your accumulation value, you may or may not have to pay additional premiums to obtain an increase. If you must pay an additional premium, we must receive it by the effective date of the increase.

After an increase, a portion of premium payments will be allocated to such increase. The amount so allocated will bear the same relationship to total premium payments as the guideline annual premium for such increase bears to the guideline annual premium for your initial stated amount plus the guideline annual premiums for all increases.

Only the increase in stated amount will be subject to the additional surrender charge.

With respect to premiums allocated to an increase, you will have the same free look and conversion rights with respect to an increase as with the initial purchase of your contract.

Form 5514

Decreases. You may decrease your stated amount after the first contract year from the issue date or the date of any increase, subject to the following limitations:

     - The stated amount after any requested decrease may not be less than the minimum stated amount of $50,000.

     - We will not permit a decrease in stated amount if the contract's cash value is such that reducing the stated amount would cause the death benefit after the decrease to be determined by the corridor percentage test.

     - We will not permit a decrease in stated amount if the decrease would disqualify the contract as life insurance under the Code.

If you decrease your stated amount, we will deduct any applicable surrender charge from your accumulation value. For purposes of calculating the amount of that surrender charge and the cost of insurance charge on your remaining coverage, a decrease in stated amount will reduce your existing stated amount in the following order:

     - the stated amount provided by your most recent increase,

     - your next most recent increases successively, and

     - your initial stated amount.

                               ACCUMULATION VALUE

Your contract provides certain accumulation value benefits. Subject to certain limitations, you may obtain access to the accumulation value of your contract. You may borrow against your contract's loan value and you may surrender your contract in whole or in part.

The accumulation value of your contract is the sum of the accumulation values in the subaccounts, the general account and the loan collateral account. The following discussion relates only to the variable subaccounts of VAR. The general account and the loan collateral account are discussed elsewhere in this prospectus.

DETERMINATION OF VARIABLE ACCUMULATION VALUES

Your accumulation value in VAR may increase or decrease depending on the investment performance of the subaccounts you choose. There is no guaranteed minimum accumulation value in VAR.

The accumulation value of your contract will be calculated initially on the later of the issue date or when we first receive a premium payment. After that, it is calculated on each valuation date. On the initial valuation date, your accumulation value will equal the initial premium paid minus the premium expense charge and the first monthly deduction. On each subsequent valuation date, your accumulation value will be (1) plus any transactions referred to in (2), (3) and
(4) and minus any transactions referred to in (5), (6) and (7) which occur during the current valuation period, where:

     (1) is the sum of each subaccount's accumulation value as of the previous valuation date multiplied by each subaccount's net investment factor for the current valuation period;

     (2) is net premiums allocated to VAR;

     (3) is transfers from the loan collateral account as a result of loan repayments and reallocations of accumulation value from the general account;

     (4) is interest on contract indebtedness credited to the variable subaccounts;

     (5) is transfers to the loan collateral account in connection with contract loans and reallocations of accumulation value to the general account;

     (6) is any partial surrender made (and any surrender charge imposed); and

     (7) is the monthly deduction.

Form 5514

ACCUMULATION UNIT VALUES

We use accumulation units as a measure of value for bookkeeping purposes. When you allocate net premiums to a subaccount, we credit your contract with accumulation units. In addition, other transactions, including loans, partial and full surrenders, transfers, surrender and service charges, and monthly deductions, affect the number of accumulation units credited to your contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected subaccount. We determine the unit value of each subaccount on each valuation date. The number of units so credited or debited will be based on the unit value on the valuation date on which the premium payment or transaction request is received by us at our home office. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each subaccount's units will reflect asset charges and the investment performance of the corresponding portfolio of the Funds.

The accumulation unit value of each subaccount's unit initially was $10. The unit value of a subaccount on any valuation date is calculated by multiplying the subaccount unit value on the previous valuation date by its net investment factor for the current valuation period.

NET INVESTMENT FACTOR

We use a net investment factor to measure investment performance of each subaccount and to determine changes in unit value from one valuation period to the next. The net investment factor for a valuation period is (a) divided by (b) minus (c) where:

     (a) is (i) the value of the assets of the subaccount at the end of the preceding valuation period, plus (ii) the investment income and capital gains, realized or unrealized, credited to the assets of the subaccount during the valuation period for which the net investment factor is being determined, minus, (iii) any amount charged against the subaccount for taxes or any amount set aside during the valuation period by us to provide for taxes we determine are attributable to the operation or maintenance of that subaccount (currently there are no such taxes);

     (b) is the value of the assets of the subaccount at the end of the preceding valuation period; and

     (c) is a charge no greater than 0.0020471% on a daily basis. This corresponds to 0.75% on an annual basis for mortality and expense risks. This amount may be reduced, depending on your contract's cash value. (See "Risk Charge").

LOANS

After the first contract year, you may borrow up to the loan value of your contract. The loan value is the cash surrender value less the cost of insurance charges on your contract to the end of the current contract year. The loan value will never be less than 90% of the cash surrender value. We will generally distribute the loan proceeds to you within seven days from receipt of your request for the loan at our home office, although payment of the proceeds may be postponed under certain circumstances. (See "General Provisions -- Postponement of Payments".) In some circumstances, loans may involve tax liability. (See "Federal Tax Matters".)

When a loan is made, accumulation value in an amount equal to the loan will be taken from the general account and each subaccount in proportion to your accumulation value in the general account and each subaccount. This value is then held in the loan collateral account and earns interest at an effective rate guaranteed to be at least 4% per year. Such interest is credited to the subaccounts and the general account in accordance with the premium allocation then in effect.

We charge you interest on loans you take from your contract values. The rate we deduct from your loan proceeds is 5.0%. This amount is equivalent to an annual rate of 5.26% if the interest was paid at the end of the year.

Form 5514

When we make a loan, we add to the amount of the loan the interest covering the period until the end of the contract year. At the beginning of each subsequent contract year, if you fail to pay the interest in cash, we will transfer sufficient accumulation value from the general account and each subaccount to pay the interest for the following contract year. The allocation will be in proportion to your accumulation value in each subaccount.

You may repay a loan at any time, in whole or in part, before we pay the contract proceeds. When you repay a loan, interest already charged covering any period after the repayment will reduce the amount necessary to repay the loan. Premiums paid in excess of any planned premiums when there is a loan outstanding will be first applied to reduce or repay such loan, unless you request otherwise. Upon repayment of a loan, the loan collateral account will be reduced by the amount of the repayment and the repayment will be allocated first to the general account, until the amount borrowed from the general account has been repaid. Unless we are instructed otherwise, the balance of the repayment will then be applied to the subaccounts and the general account according to the premium allocation then in effect.

Any outstanding contract indebtedness will be subtracted from the proceeds payable at the insured's death and from cash surrender value upon complete surrender or maturity.

A loan, whether or not repaid, will have a permanent effect on a contract's cash surrender value (and the death benefit under Plan B contracts) because the investment results of the subaccounts will apply only to the amount remaining in the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, contract values will be higher than they would have been had no loan been made.

PREFERRED LOANS

A preferred loan is available at any time on or after the 10th contract anniversary. In the first contract year in which you take a preferred loan, the maximum preferred loan available is 10% of the gross loan value. The gross loan value is the Cash Surrender Value minus an amount to cover monthly charges to the next policy anniversary. In later contract years, you may increase your preferred loan by an amount not greater than 10% of the gross loan value. The total amount of the preferred loan amount may never exceed the gross loan value. Loan interest on preferred loans is payable in advance at a rate of 3.846% (an effective compound annual rate of 4%). The interest rate credited to the accumulation value equal to the loaned amount under this preferred loan provision is 4.00%.

Certain policy loans may result in currently taxable income and tax penalties. If you are considering the use of policy loans as retirement income, you should consult your personal tax adviser regarding potential tax consequences that may arise if you do not make necessary payments to keep the policy from lapsing. The amount of the premium payments necessary to keep the policy from lapsing will increase with your age.

SURRENDER PRIVILEGES

As an alternative to obtaining access to your accumulation value by using the loan provisions described above, you may obtain your cash surrender value by exercising your surrender or partial surrender privileges. Surrenders, however, may involve tax liability.

You may surrender your contract in full at any time by sending a written request together with the contract to our home office. The cash surrender value of the contract equals the accumulation value less any applicable surrender charges. Upon surrender, the amount of any outstanding loans will be deducted from the cash surrender value to determine the proceeds. The proceeds will be determined on the valuation date on which the request for a surrender is received. Proceeds will generally be paid within seven days of receipt of a request for surrender.

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After the first year after the issue date, you may obtain a portion of your accumulation value upon partial surrender of the contract. Partial surrenders cannot be made more than twice during any contract year. The amount of any partial surrender may not exceed the cash surrender value, minus:

     - any outstanding contract indebtedness,

     - an amount sufficient to cover the next two monthly deductions and

     - the service charge of $25 or 2% of the amount surrendered, if less.

We will reduce the accumulation value of your contract by the amount of any partial surrender. In doing so, we will deduct the accumulation value taken by a partial surrender from each increase and your initial stated amount in proportion to the amount such increases and initial stated amount bear to the total stated amount.

Under Plan A, a partial surrender reduces your stated amount. Such a surrender will result in a dollar for dollar reduction in the death proceeds except when the death proceeds of your contract are determined by the corridor percentage test. The stated amount remaining after a partial surrender may be no less than the minimum stated amount of $50,000. If increases in stated amount have occurred previously, a partial surrender will first reduce the stated amount of the most recent increase, then the next most recent increases successively, then the initial stated amount.

Under Plan B, a partial surrender reduces your accumulation value. Such a reduction will result in a dollar for dollar reduction in the death proceeds except when the death proceeds are determined by the corridor percentage test. Because the Plan B death benefit is the sum of the accumulation value and stated amount, a partial surrender under Plan B does not reduce your stated amount but instead reduces accumulation value.

If the proceeds payable under either death benefit option both before and after the partial surrender are determined by the corridor percentage test, a partial surrender generally will result in a reduction in proceeds equal to the amount paid upon such surrender plus such amount multiplied by the applicable corridor percentage.

During the first 15 contract years and for 15 years after the effective date of an increase, a partial surrender charge in addition to the service charge of the lesser of $25 or 2% of the amount surrendered will be made on the amount of partial surrenders in any contract year that exceeds 10% of the cash surrender value as of the end of the previous contract year.

MATURITY

We will pay you your accumulation value, reduced by any outstanding contract indebtedness, on the maturity date. The maturity date is listed on the specification page and is generally the end of the contract year nearest your 100th birthday. If we consent, you may instead continue your contract as an extended endowment after the maturity date. In such case, the death benefit after the maturity date will equal your contract's cash surrender value.

                                    PREMIUMS

PURCHASING A CONTRACT

To purchase a contract, you must complete an application and submit it to us at our home office through the agent selling the contract. Generally, we will not issue a contract to a person older than age 80, but we may do so at our sole discretion. Non-smoker rates are available if you are age 18 or over. We will only issue contracts with stated amounts of $50,000 or more. All applications require evidence of insurability. Acceptance of any application is subject to our insurance underwriting rules. The review period for routine applications will generally

Form 5514
last one week. Approval of applications that require supplemental medical information, however, may be delayed six weeks or more while such information is obtained and reviewed.

You must pay an initial premium in order for your contract to take effect. The contract takes effect as of the contract date. However, if you pay the initial premium at the time you submit your application, we will, pursuant to the Limited Temporary Insurance Agreement contained in such application, provide you with insurance coverage equal to your stated amount (up to $1,000,000) for a period of up to 60 days, starting on the later of the date of your application and the date you complete any required medical examination and ending on the date we approve or reject your application. We do not pay interest on initial premiums during the review period.

The contract date will be the same as the issue date, except in the case of a backdated contract where the contract date will be earlier than the issue date. At your request, we will backdate a contract as much as six months where permitted by state law. This procedure may be to your advantage where backdating will lower your age at issue and thereby lower your cost of insurance and surrender charges which are scaled by age. A backdated contract will be treated as though it had been in force since the contract date. Consequently, the initial premium required for a backdated contract will be larger than for a contract which is not backdated because you must pay the minimum premium, pay monthly deductions and pay all other charges associated with the contract for the period between the contract date and the issue date.

On the later of the issue date and the date we receive your initial premium, net premiums are allocated to the Money Market subaccount. On the first process day following the issue date or, if later, when we receive your initial premium, such net premiums will be allocated among the subaccounts and the general account in accordance with your instructions as indicated in your application.

If we reject your application during the review period, we will refund to you all amounts you have paid under the contract. If you choose to cancel your contract during the free look period, we will refund the premiums you have paid, or the contract value, depending on your state's laws.

PAYMENT OF PREMIUMS

We allocate premium payments to the various subaccounts and to the General Account the same day if received by us at our home office before 4:00 p.m. Eastern time. If a premium payment is dishonored, you will be liable to us for any changes in the market value between the date received and the date we are notified that the payment was dishonored. We will deduct any amount due for this reason from your contract value.

Unlike a traditional insurance policy, the contract does not require a fixed schedule of premium payments. Within certain limits, you may determine the amount and timing of your premium payments. As described below, such limits include an initial premium requirement and a minimum premium requirement. Your contract specification page will also include a schedule of planned premiums.

INITIAL PREMIUMS

You must pay an initial premium before we will make your contract effective. This premium may be submitted with your contract application or sent directly to us at our home office. The amount of the initial premium will be at least one monthly minimum premium. The initial premium for a backdated contract may be substantially greater.

TERM INSURANCE CONVERSION CREDIT

We will apply a term insurance conversion credit as premium paid in the first contract year. The conversion credit is based on (but not necessarily equal to) the amount of annual premium for the Ohio National Life Assurance Corporation term life insurance policy being converted to, or exchanged for, the new contract. Consult your agent for details.

Form 5514

MINIMUM PREMIUMS

You must pay the minimum premium to keep the death benefit guarantee in effect. Failure to make premium payments sufficient to maintain the death benefit guarantee will not necessarily cause your contract to lapse. However, once the death benefit guarantee does not apply to your contract, it may not be reinstated. The monthly deduction for the death benefit guarantee will not be imposed on contracts for which the death benefit guarantee is no longer in effect.

To pay the minimum premium, you must have paid at any time cumulative premiums, less any partial surrenders and contract indebtedness, equal to the monthly minimum premium multiplied by the number of contract months the contract has been in effect. The monthly minimum premium indicated on the contract specification page will remain a level amount until the end of the death benefit guarantee period.

PLANNED PREMIUMS

When you purchase a contract, you will be asked to adopt a planned premium schedule. The schedule is a planning device which indicates the level of premiums you intend to pay under the contract. You are not required to adhere to it. You may adopt, in consultation with your agent, any planned premium schedule that you wish. The amount of scheduled payments, however, should generally be set between the minimum premium necessary to keep the death benefit guarantee in effect and the maximum premium permitted for your contract to qualify as life insurance under the Code. The guideline annual premium is a level amount which should provide the benefits under the contract through age 100 and is based on guaranteed assumptions with respect to expenses and cost of insurance charges and investment performance of 4%.

In choosing your planned premium schedule, you will need to make a judgment as to the long-term rate of investment return which you expect under the contract. The higher your assumption as to the long-term rate of investment return, the lower your planned premium needs to be for a given insurance objective, and vice versa. There is no assurance that your planned premiums will provide the death proceeds or other benefits sought under the contract. By definition, the value of such benefits depends on the investment performance of the subaccounts which cannot be predicted. In any event, you may need to pay greater or lesser premiums than are indicated in the planned premium schedule to attain your insurance objectives.

We will furnish you an annual report which will show personalized hypothetical illustrations of your contract values under various performance scenarios and assumed rates of return one year from the date of the report based on planned premiums, guaranteed cost of insurance and guaranteed interest with respect to the general account. We may charge for this report.

As previously indicated, at any time you may pay more or less than the amount indicated in the planned premium schedule. We may at our discretion, however, refuse to accept any premium payment of less than $25 or so large that it would cause the contract, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law.

ALLOCATION OF PREMIUMS

In the contract application, you may direct the allocation of your net premium payments among up to 10 of the subaccounts of VAR and the general account. Your initial allocation will take effect on the first process day following the issue date or, if later, when we receive your initial premium payment. Pending such allocation, net premiums will be held in the Money Market subaccount. If you fail to indicate an allocation in your contract application, we will leave your net premiums in the Money Market subaccount until we receive allocation instructions. The amount allocated to any subaccount or the general account must equal a whole percentage. You may change the allocation of your future net premiums at any time upon written notice to us. Premiums

Form 5514
allocated to an increase will be credited to the subaccounts and the general account in accordance with your premium allocation then in effect on the later of the date of the increase or the date we receive such a premium.

TRANSFERS

You may transfer the accumulation value of your contract among the subaccounts of VAR and to the general account at any time. Each amount transferred must be at least $300 unless a smaller amount constitutes the entire accumulation value of the subaccount from which the transfer is being made, in which case you may only transfer the entire amount. There is a service charge of $3 for each transfer, but we are presently waiving that charge for the first four transfers during a contract year. Such fee is guaranteed not to exceed $15 in the future.

Transfers from the general account to the subaccounts are subject to additional restrictions. No more than 25% of the accumulation value in the general account as of the end of the previous contract year, or $1,000, if greater, may be transferred to one or more of the subaccounts in any contract year.

To the extent that transfers, surrenders and loans from a subaccount exceed net purchase payments and transfers into that subaccount, securities of the corresponding portfolio of the Fund may have to be sold. Excessive sales of a portfolio's securities on short notice could be detrimental to that portfolio and to contractowners with values allocated to the corresponding subaccount. To protect the interests of all contractowners we may limit the number, frequency, method or amount of transfers. Transfers from any Fund on any one day may be limited to 1% of the previous day's total net assets of that Fund if we or the Fund, in our or their discretion, believe that the Fund might otherwise be damaged.

If and when transfers must be so limited, some transfer requests will not be made. In determining which requests will be made, scheduled transfers (pursuant to a preexisting Dollar Cost Averaging program) will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone and facsimile requests in the order received. If your transfer requests are not made, we will notify you. Current rules of the Commission preclude us from processing at a later date those requests that were not made. Accordingly, a new transfer request would have to be submitted in order to make a transfer that was not made because of these limitations.

DOLLAR COST AVERAGING

We administer a Dollar Cost Averaging ("DCA") program enabling you to preauthorize automatic monthly or quarterly transfers of a specified dollar amount:

     - from any variable subaccount to any of the other subaccounts or the general account, or

     - if established at the time the contract is issued and limited to accumulation values attributed to your initial premium payment, from the general account to any other subaccounts.

The DCA program is only available on contracts having a total accumulation value of at least $10,000. Each transfer under the DCA program must be at least $300, and at least 12 transfers must be scheduled. No transfer fee will be charged for DCA transfers. We may discontinue the DCA program at any time.

DCA generally has the effect of reducing the risk of purchasing at the top of a market cycle by reducing the average cost of indirectly purchasing Fund shares through the subaccounts to less than the average price of the shares on the same purchase dates. This is because greater numbers of shares are purchased when the share prices are lower than when prices are higher. However, DCA does not assure you of a profit, nor does it protect against losses in a declining market. In addition, in a rising market, DCA will produce a lower rate of return than will a single up-front investment. Moreover, for transfers from a subaccount not having a stabilized net asset value, DCA will have the effect of reducing the average price of shares being redeemed.

Form 5514

ELECTRONIC ACCESS

If you give us a pre-authorization form, contract and unit values and interest rates can be checked and transfers may be made by telephoning us between 7:00 a.m. and 8:00 p.m. (Eastern time) on days we are open for business, at 1-800-366-6654, #8 or by accessing our website at www.ohionational.com. You may only make one electronic or telephonic transfer (collectively "electronic") per day. We will honor pre-authorized electronic transfer instructions from anyone who provides the requested personal identifying information. We will not honor electronic transfer requests after the contractowner's death. For added security, we send the contractowner a written confirmation of all electronic transfers on the next business day. However, if we cannot complete a transfer as requested, our customer service representative will contact the contractowner in writing sent within 48 hours of the electronic request. YOU MAY THINK THAT YOU HAVE LIMITED THIS ACCESS TO YOURSELF, OR TO YOURSELF AND YOUR REPRESENTATIVE. HOWEVER, ANYONE GIVING US THE NECESSARY IDENTIFYING INFORMATION CAN USE ELECTRONIC ACCESS ONCE YOU AUTHORIZE ITS USE.

LAPSE

Provided you pay the minimum premium and thereby keep the death benefit guarantee in effect, your contract will not lapse during the death benefit guarantee period. If you fail to pay the minimum premium and, as a result, the death benefit guarantee is not in effect, the contract will remain in force as long as the cash surrender value less any contract indebtedness is sufficient to pay the next monthly deduction. If the cash surrender value less any contract indebtedness is insufficient to pay the next monthly deduction, you will be given a 61 day grace period within which to make a premium payment to avoid lapse. The premium required to avoid lapse will be equal to the amount needed to allow the cash surrender value less any contract indebtedness to cover the monthly deduction for two contract months. This required premium will be indicated in a written notice which we will send to you at the beginning of the grace period. The grace period begins when we mail the notice. The contract will continue in force throughout the grace period, but if the required premium is not received, the contract will terminate without value at the end of the grace period. If you die during the grace period, the death benefit will be reduced by the amount of any unpaid monthly deduction. However, the contract will never lapse due to insufficient cash surrender value as long as the death benefit guarantee is in effect.

REINSTATEMENT

If the contract lapses, you may apply for reinstatement anytime within five years. Your contract will be reinstated if you supply proof of insurability and pay the monthly cost of insurance charges from the grace period plus a reinstatement premium. The reinstatement premium, after deduction of the premium expense charge, must be sufficient to cover the monthly deduction for two contract months following the effective date of reinstatement. If a loan was outstanding at the time of lapse, we will require reinstatement or repayment of the loan and accrued interest at 6% per year before permitting reinstatement of the contract.

CONVERSION

Once during the first two years following the issue date and the date of any increase in stated amount, you may convert your contract or increase, as applicable, to a fixed benefit flexible premium policy by transferring all of your accumulation value to the general account. After such a transfer, values and death benefits under your contract will be determinable and guaranteed. Accumulation values will be determined as of the date we receive a conversion request at our home office. There will be no change in stated amount as a result of the conversion and no evidence of insurability is required. Outstanding loans need not be repaid in order to convert your contract. Transfers of accumulation value to the general account in connection with such a conversion will be made without charge.

Form 5514

FREE LOOK

You have a limited right to cancel your contract or any increase in stated amount. We will cancel the contract or increase if you notify us or our agent before 20 days from the date you receive the contract or increase. Within seven days after we receive your notice to cancel, we will return all of the money you paid for the cancelled contract or increase, or the contract value, depending on your state's laws.

                             CHARGES AND DEDUCTIONS

We make charges against or deductions from premium payments, accumulation values and contract surrenders in the manner described below.

PREMIUM EXPENSE CHARGE

Each premium payment is subject to a premium expense charge. The premium expense charge is deducted in proportion to your current premium allocation choices. The premium expense charge has two components:

Distribution Charge. The contract is subject to a charge of 2.9% of premiums paid in the first 20 years reducing to 2.0% in years 21 and later. This charge is intended to help defray the costs attributable to this contract including distribution, printing and advertising.

State Premium Tax. Your premium payments will be subject to the state premium tax and any other state or local taxes applicable to your contract. Currently, most state premium taxes range from 0% to 4%.

OHIO NATIONAL LIFE EMPLOYEE DISCOUNT

Ohio National Life and its affiliated companies offer a credit on the purchase of contracts by any of their employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, covering any of the foregoing or any of their minor children, or any of their children ages 18 to 21 who is either (i) living in the purchaser's household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser's minor grandchildren under the Uniform Gifts to Minors Act. This credit is treated as additional premium under the contract.

The amount of the initial credit equals 45% of the first contract year's maximum commissionable premium or 45% of the maximum commissionable premium of an increase, which is credited to the general account of the employee's contract effective one day after the latest of the following three dates:

     - the policy approval date,

     - the policy effective date, or

     - the date the initial payment is received.

The subsequent credit, which is based on 4.9% of first year premium in excess of the maximum commissionable premium plus 4.9% of premiums paid in contract years two through six, is credited to the general account of the employee's contract at the beginning of the seventh contract year. For any increase that occurs during the first six contract years, the 45% initial credit on the increase described above substitutes for the 4.9% subsequent credit on that portion of the premium attributable to the increase.

If an employee exercises his or her free look right, the full amount of the credit will be deducted when we pay the free look proceeds.

Form 5514

MONTHLY DEDUCTION

As of the contract date and each subsequent process day, we will deduct from the accumulation value of your contract and in proportion to the values in your various subaccounts and the General Account, a monthly deduction to cover certain charges and expenses incurred in connection with the contract.

The monthly deduction consists of:

     - the cost of insurance,

     - an administration charge of $7 for the cost of establishing and maintaining contract records and processing applications and notices,

     - a risk charge for the risk associated with the death benefit guarantee, and

     - the cost of additional insurance benefits provided by rider.

Your cost of insurance is determined on a monthly basis, and is determined separately for your initial stated amount and each subsequent increase in the stated amount. The monthly cost of insurance rate is based on your sex, attained age, and rate class. The cost of insurance is calculated by multiplying (i) by the result of (ii) minus (iii), where:

(i) is the cost of insurance rate as described in the contract. Such actual cost will be based on our expectations as to future mortality experience. It will not, however, be greater than the guaranteed cost of insurance rates set forth in the contract. Such rates for smokers and non-smokers are based on the 1980 Commissioner's Standard Ordinary, Male or Female, Smoker or Nonsmoker, age near birthday mortality table. The cost of insurance charge is guaranteed not to exceed such table rates for the insured's risk class;

(ii) is the death benefit at the beginning of the contract month divided by 1.0032737; and

(iii) is accumulation value at the beginning of the contract month.

In connection with certain employer-related plans, cost of insurance rates may not be based on sex.

The monthly charge for the death benefit guarantee is $0.00, $0.01, or $0.03 per $1,000 of your stated amount, depending upon which death benefit guarantee period you choose.

RISK CHARGE

Your accumulation value in VAR, but not your accumulation value in the general account, will also be subject to a risk charge, deducted in proportion to the values in your various subaccounts, intended to compensate us for assuming certain mortality and expense risks in connection with the contract. Such charge will be assessed at a daily rate of 0.0020471% against each of the variable subaccounts. This corresponds to an annual rate of 0.75%. The risks we assume include the risks of greater than anticipated mortality and expenses.

Your risk charge will be reduced based upon your contract Accumulation value. In the event your contract Accumulation cash value exceeds four times the premium indicated on page 6A of your policy, (hereinafter "indicated premium") then the risk charge will be assessed at a daily rate of 0.0008207% (0.30% annual rate) against each of the variable subaccounts, for the amount in excess of four times the indicated premium. In the event your contract Accumulation value exceeds eight times the indicated premium, the risk charge will be assessed at a daily rate indicated above for the amount up to four times the indicated premium, and at a daily rate of 0.0005474% (0.20% annual rate) against each variable subaccount for the contract amount in excess of eight times the indicated premium. (Pennsylvania residents should consult the Pennsylvania Supplement for differing charges)

Form 5514

SURRENDER CHARGE

After the free look period and during the early years of your contract and following any increase in stated amount, a surrender charge is assessed in connection with all complete surrenders, all lapses, all decreases in stated amount and certain partial surrenders.

If you surrender your contract in full or it lapses when a surrender charge applies, we will deduct the total charge from your accumulation value. If you decrease the stated amount of your contract while a surrender charge applies, your accumulation value will be charged with the portion of the total surrender charge attributable to the stated amount cancelled by the decrease.

The following is a chart showing the maximum surrender charge applicable to the contract. Because the surrender charge is based on your age, sex, rating classification and the length of time you have held your policy, your actual surrender charge may be significantly less.

         MAXIMUM SURRENDER CHARGES PER $1,000 OF STATED AMOUNT
        -------------------------------------------------------
                   MALE                        FEMALE
        --------------------------   --------------------------
 AGE      NONSMOKER       SMOKER       NONSMOKER       SMOKER
 ---    -------------   ----------   -------------   ----------
 0-20       $17.80        $20.00         $16.71        $17.78
21-30        21.32         24.62          19.86         21.51
31-40        27.46         32.89          24.98         27.60
41-50        38.03         46.90          33.36         37.20
51-60        57.28         58.40          48.02         53.32
61-70        58.23         58.12          58.20         58.31
71-80        57.51         57.60          57.62         57.63

Partial surrenders in any contract year totaling 10% or less of the cash surrender value of your contract as of the end of the previous contract year are not subject to any surrender charge. Partial surrenders in any contract year in excess of 10% of the cash surrender value of your contract as of the end of the previous contract year will be subject to that percentage of the total surrender charges that is equal to the percentage of cash surrender value withdrawn minus 10%.

For example, assume a contract which now has, and at the end of the previous contract year had, an accumulation value of $11,100 and a surrender charge of $1,100. The cash surrender value of the contract is therefore $10,000. If you decide to withdraw 25% of such cash surrender value ($2,500), we will impose a charge equal to 15% (25% minus 10%) of the total surrender charge (.15 x $1,100 = $165) and reduce your accumulation value by that amount, as well as by the $2,500 you withdrew.

SERVICE CHARGES

A charge (currently $3 and guaranteed not to exceed $15) will be imposed on each transfer of accumulation values among the subaccounts of the variable account and the general account. Currently, the Company is not assessing this charge on the first four transfers made in any contract year. For partial surrenders, a service fee will be charged equal to the lesser of $25 or 2% of the amount surrendered. A fee, not to exceed $100, is charged for any illustration of benefits and values that you may request after the issue date.

OTHER CHARGES

We may also charge the assets of each subaccount and the general account to provide for any taxes that may become payable by us in respect of such assets. Under current law, no such taxes are anticipated. In addition, the Funds pay certain expenses that affect the value of your contract. The principal expenses at the Fund level are an investment advisory fee and Fund operating expenses. The Funds pay their Advisers annual fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid.

Form 5514

The total expenses of each of the Funds in 2000, as a percent of the Fund's net assets, were:

                                                                       TOTAL FUND
                                                                        EXPENSES         TOTAL        TOTAL FUND
                                                                         WITHOUT        WAIVERS        EXPENSES
                             MANAGEMENT    DISTRIBUTION     OTHER      WAIVERS OR         AND        WITH WAIVERS
                                FEES       (12B-1) FEES    EXPENSES    REDUCTIONS     REDUCTIONS*    OR REDUCTIONS
                             ----------    ------------    --------    -----------    -----------    -------------
OHIO NATIONAL FUND, INC.:
  Money Market*                 0.30%          0.00%         0.13%         0.43%          0.05%          0.38%
  Equity                        0.80%          0.00%         0.11%         0.91%          0.00%          0.91%
  Bond                          0.60%          0.00%         0.17%         0.77%          0.00%          0.77%
  Omni                          0.55%          0.00%         0.55%         0.67%          0.00%          0.67%
  S&P 500 Index                 0.37%          0.00%         0.13%         0.50%          0.00%          0.50%
  International*                0.91%          0.00%         0.29%         1.20%          0.06%          1.14%
  International Small
     Company                    1.00%          0.00%         0.63%         1.63%          0.00%          1.63%
  Capital Appreciation          0.80%          0.00%         0.16%         0.96%          0.00%          0.96%
  Small Cap                     0.80%          0.00%         0.12%         0.92%          0.00%          0.92%
  Aggressive Growth             0.80%          0.00%         0.18%         0.98%          0.00%          0.98%
  Core Growth                   0.95%          0.00%         0.14%         1.09%          0.00%          1.09%
  Growth & Income               0.85%          0.00%         0.13%         0.98%          0.00%          0.98%
  Capital Growth                0.90%          0.00%         0.13%         1.03%          0.00%          1.03%
  Social Awareness              0.60%          0.00%         0.50%         1.10%          0.00%          1.10%
  High Income Bond              0.75%          0.00%         0.35%         1.10%          0.00%          1.10%
  Equity Income                 0.75%          0.00%         0.33%         1.08%          0.00%          1.08%
  Blue Chip                     0.90%          0.00%         0.35%         1.25%          0.00%          1.25%
  Nasdaq-100 Index              0.75%          0.00%         0.37%         1.12%          0.00%          1.12%
GOLDMAN SACHS VARIABLE
  INSURANCE TRUST:
  Goldman Sachs Growth and
     Income*                    0.75%          0.00%         0.47%         1.22%          0.22%          1.00%
  Goldman Sachs CORE U.S.
     Equity                     0.70%          0.00%         0.17%         0.87%          0.03%          0.90%
  Goldman Sachs Capital
     Growth*                    0.75%          0.00%         1.09%         1.84%          0.84%          1.00%
JANUS ASPEN SERIES (SERVICE
  SHARES):
  Growth                        0.65%          0.25%         0.02%         0.92%          0.00%          0.95%
  Worldwide Growth              0.65%          0.25%         0.05%         0.95%          0.00%          0.95%
  Balanced                      0.65%          0.25%         0.02%         0.92%          0.00%          0.92%
LAZARD RETIREMENT SERIES,
  INC.:
  Small Cap*                    0.75%          0.25%         1.76%         2.76%          1.51%          1.29%
  Emerging Markets*             1.00%          0.25%         2.90%         4.15%          2.55%          0.90%
PBHG INSURANCE SERIES FUND:
  PBHG Technology &
     Communications             0.85%          0.00%         0.19%         1.04%          0.00%          1.04%
STRONG VARIABLE INSURANCE
  FUNDS, INC.:
  Strong Mid Cap Growth II*     1.00%          0.00%         0.16%         1.16%          0.01%          1.15%
  Strong Opportunity II*        1.00%          0.00%         0.18%         1.18%          0.08%          1.10%
VARIABLE INSURANCE PRODUCTS
  FUND (FIDELITY):
  VIP Contrafund                0.57%          0.25%         0.10%         0.92%          0.00%          0.92%
  VIP Mid Cap                   0.57%          0.25%         0.17%         0.99%          0.00%          0.99%
  VIP Growth                    0.57%          0.25%         0.09%         0.91%          0.00%          0.91%

Form 5514

* The investment advisers of certain Funds are voluntarily waiving part or all of their management fees and/or reimbursing certain Funds in order to reduce total Fund expenses.

The waivers and reductions may terminate at any time. If such waivers and reductions are terminated, the cost of your contract may increase.

                               GENERAL PROVISIONS

VOTING RIGHTS

We will vote the Fund shares held in the various subaccounts of VAR at Fund shareholder meetings in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your contract's accumulation value in a subaccount by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the Fund meeting. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Fund. We will vote Fund shares attributable to contracts as to which no instructions are received, and any Fund shares held by VAR which are not attributable to contracts, in proportion to the voting instructions which are received with respect to contracts participating in VAR. Each person having a voting interest will receive proxy material, reports and other material relating to the Funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Fund or disapprove an investment advisory contract of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a contractowner in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would be inconsistent with the investment objectives of VAR or would result in the purchase of securities for VAR which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.

ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares held by any subaccount or which any subaccount may purchase. If shares of the Funds should no longer be available for investment or if, in the judgment of management, further investment in shares of the Funds would be inappropriate in view of the purposes of the contract, we may substitute shares of any other investment company for shares already purchased, or to be purchased in the future. No substitution of securities will take place without notice to and the consent of contractowners and without prior approval of the Commission, all to the extent required by the 1940 Act. In addition, the investment policy of VAR will not be changed without the approval of the Ohio Superintendent of Insurance and such approval will be on file with the state insurance regulator of the state where your contract was delivered.

ANNUAL REPORT

Each year we will send you a report which shows the current accumulation value, the cash surrender value, the stated amount, any contract indebtedness, any partial withdrawals since the date of the last report, investment

Form 5514
experience credited since the last report, premiums paid and all charges imposed since the last annual report. We will also send you all reports required by the 1940 Act.

We will also make available an illustration report. This report will be based on planned premiums, guaranteed cost of insurance and guaranteed interest, if any. It will show the estimated accumulation value of your contract one year from the date of the report. Although there is generally no charge, we may charge a fee of not more than $100 for this report and if you ask for more than one annual report.

LIMITATION ON RIGHT TO CONTEST

We will not contest the insurance coverage provided under the contract, except for any subsequent increase in stated amount, after the contract has been in force during your lifetime for a period of two years from the contract date. This provision does not apply to any rider which grants disability or accidental death benefits. Any increase in the stated amount will not be contested after such increase has been in force during your lifetime for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase.

MISSTATEMENTS

If the age or sex of the insured has been misstated in an application, including a reinstatement application, the amount payable under the contract by reason of the death of the insured will be 1.0032737 multiplied by the sum of (i) and (ii) where:

     (i)  is the accumulation value on the date of death; and

     (ii) is the death benefit, less the accumulation value on the date of death, multiplied by the ratio of (a) the cost of insurance actually deducted at the beginning of the contract month in which the death occurs to (b) the cost of insurance that should have been deducted at the insured's true age or sex.

SUICIDE

The contract does not cover the risk of suicide or self-destruction within two years from the contract date or two years from the date of any increase in stated amount with respect to that increase, whether the insured is sane or insane. In the event of suicide within two years of the contract date, we will refund premiums paid, without interest, less any contract indebtedness and less any partial surrender. In the event of suicide within two years of an increase in stated amount, we will refund any premiums allocated to the increase, without interest, less a deduction for a share of any contract indebtedness outstanding and any partial surrenders made since the increase. The share of indebtedness and partial surrenders so deducted will be determined by dividing the total face amount at the time of death by the face amount of the increase.

BENEFICIARIES

The primary and contingent beneficiaries are designated by the contractowner on the application. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with us. If more than one beneficiary survives the insured, the proceeds of the contract will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the contractowner.

POSTPONEMENT OF PAYMENTS

Payment of any amount upon a complete or partial surrender, a contract loan, or benefits payable at death or maturity may be postponed whenever:

     - the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the Exchange is restricted as determined by the Commission;

Form 5514

     - the Commission by order permits postponement for the protection of contractowners; or

     - an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of VAR's net assets.

We may also withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

ASSIGNMENT

The contract may be assigned as collateral security. We must be notified in writing if the contract has been assigned. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of an assignment. The contractowner's rights and the rights of the beneficiary may be affected by an assignment.

NON-PARTICIPATING CONTRACT

The contract does not share in our surplus distributions. No dividends are payable with respect to the contract.

                              THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts.

GENERAL DESCRIPTION

The general account consists of all assets owned by us other than those in the variable account and any other separate accounts we may establish. Subject to applicable law, we have sole discretion over the investment of the assets of the general account. You may elect to allocate net premiums to the general account or to transfer accumulation value to the general account from the subaccounts of the variable account. The allocation or transfer of funds to the general account does not entitle a contractowner to share in the investment experience of the general account. Instead, we guarantee that your accumulation value in the general account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all net premiums only to the general account and make no transfers, partial surrenders, or contract loans, the minimum amount and duration of your death benefit will be determinable and guaranteed. Transfers from the general account to VAR are partially restricted and allocation of substantial sums to the general account reduces the flexibility of the contract.

ACCUMULATION VALUE

The accumulation value in the general account on the later of the issue date or the day we receive your initial premium is equal to the portion of the net premium allocated to the general account, minus a pro rata portion of the first monthly deduction.

Thereafter, until the maturity date, we guarantee that the accumulation value in the general account will not be less than the amount of the net premiums allocated or accumulation value transferred to the general account, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all charges and interest thereon allocable to the general account and any amounts deducted from the general account in connection with partial surrenders and loans and interest thereon or transfers to VAR or the loan collateral account.

We guarantee that interest credited to your accumulation value in the general account will not be less than an effective annual rate of 4% per year. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. The contractowner assumes the risk that interest credited may not exceed the

Form 5514
guaranteed minimum rate of 4% per year. The accumulation value in the general account will be calculated on each valuation date.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more optional insurance benefits may be added to your contract, including riders providing additional term insurance, spouse/additional insured term insurance, family plan/children insurance, a guaranteed purchase option, accidental death, waiver of premium, continuation of coverage, business exchange rider and accelerated death benefit. More detailed information concerning such riders may be obtained from your agent. The cost of any optional insurance benefits will be deducted as part of the monthly deduction.

The accelerated death benefit, also called the Lifetime Advantage Rider, permits you to withdraw up to half the value of your contract in the event you are diagnosed with a terminal disease and not expected to live more than 12 months. There is no charge for this rider and you can select the rider at anytime by contacting us.

SETTLEMENT OPTIONS

In addition to a lump sum payment of benefits under the contract, any proceeds may be paid in any of the five methods described in your contract. The five settlement options are (i) Proceeds at interest (ii) Payment for a period of time (iii) Life Income (iv) Payment of Certain amount or (v) Joint and Survivor life income. For more details, contact your agent. A settlement option may be designated by notifying us in writing at our home office. Any amount left with us for payment under a settlement option will be transferred to the general account. During the life of the insured, the contractowner may select a settlement option. If a settlement option has not been chosen at the insured's death, the beneficiary may choose one. If a beneficiary is changed, the settlement option selection will no longer be in effect unless the contractowner requests that it continue. A settlement option may be elected only if the amount of the proceeds is $5,000 or more. We can change the interval of payments if necessary to increase the payments to at least $25 each.

                          DISTRIBUTION OF THE CONTRACT

The contract is sold by individuals who, in addition to being licensed as life insurance agents, are also registered representatives (a) of The O.N. Equity Sales Company ("ONESCO"), a wholly-owned subsidiary of Ohio National Life, or
(b) of other broker-dealers that have entered into distribution agreements with the principal underwriter of the contracts. ONESCO and the other broker-dealers are responsible for supervising and controlling the conduct of their registered representatives in connection with the offer and sale of the contract. ONESCO and the other broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

Ohio National Equities, Inc. ("ONEQ"), an Ohio corporation and another wholly-owned subsidiary of Ohio National Life, is the principal underwriter of the contracts. Under a distribution and service agreement with ONEQ first executed on May 1, 1997, we reimburse it for any expenses incurred by it in connection with the distribution of the contracts. This agreement may be terminated at any time by either party on 60 days' written notice. During 2000, VAR received $44,516,090 in premium payments for variable life insurance contracts. From this amount, we paid ONEQ $36,595,899 in sales loads.

Form 5514

The officers and directors of ONEQ are:

David B. O'Maley..........................  Director and Chairman
John J. Palmer............................  Director and President
Thomas A. Barefield.......................  Senior Vice President
Trudy K. Backus...........................  Director and Vice President
James I. Miller II........................  Director and Vice President
Ronald L. Benedict........................  Director and Secretary
Barbara A. Turner.........................  Operations Vice President, Treasurer and
                                            Compliance Officer

                           MANAGEMENT OF THE COMPANY

                     NAME                                   RELATIONSHIP WITH COMPANY*
                     ----                                   --------------------------
Trudy K. Backus                                   Vice President, Individual Insurance Services
Thomas A. Barefield                               Senior Vice President, Institutional Sales
Howard C. Becker                                  Senior Vice President, Individual Insurance &
                                                  Corporate Services
Ronald L. Benedict                                Corporate Vice President, Counsel & Secretary
Robert A. Bowen                                   Senior Vice President, Information Systems
Roylene M. Broadwell                              Vice President & Treasurer
Michael A. Boedeker                               Senior Vice President, Investments
Christopher A. Carlson                            Senior Vice President, Investments
David W. Cook                                     Senior Vice President & Actuary
Dennis C. Twarogowski                             Vice President, Career Marketing
Ronald J. Dolan                                   Director and Executive Vice President & Chief
                                                  Financial Officer
John Houser III                                   Vice President, Claims
Thomas O. Olson                                   Vice President, Underwriting
David B. O'Maley                                  Director and Chairman, President & Chief
                                                  Executive Officer
John J. Palmer                                    Director & Executive Vice President, Strategic
                                                  Initiatives
George B. Pearson                                 Vice President, PGA Marketing
D. Gates Smith                                    Executive Vice President, Agency and Group
                                                  Distribution
Michael D. Stohler                                Vice President, Mortgages & Real Estate
Stuart G. Summers                                 Director and Executive Vice President &
                                                  General Counsel

---------------
* The principal occupation of each of the above is an officer of Ohio National Life, with the same title as with us.

The principal business address of each is:

One Financial Way
Cincinnati, Ohio 45242

Our officers, directors and employees who have access to the assets of the variable account are covered by fidelity bonds issued by United States Fidelity & Guaranty Company in the aggregate amount of $3,000,000.

Form 5514

                                   CUSTODIAN

Pursuant to a written agreement, Firstar Bank, NA, 425 Walnut Street, Cincinnati, Ohio, serves as custodian of the assets of VAR. The fee of the custodian for services rendered to VAR is paid by us. The custodian also provides valuation and certain recordkeeping services to VAR, which include, without limitation, maintaining a record of all purchases, redemptions and distributions relating to Fund shares, the amounts thereof and the number of shares from time to time standing to the credit of VAR.

                        STATE REGULATION OF THE COMPANY

We are organized under the laws of the State of Ohio and are subject to regulation by the Superintendent of Insurance of Ohio. An annual statement is filed with the Superintendent on or before March 1 of each year covering the operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Superintendent examines our assets and liabilities and those of VAR and verifies their adequacy. A full examination of our operations is conducted by the National Association of Insurance Commissioners at least every five years.

In addition, we are subject to the insurance laws and regulations of other states in which we are licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

                              FEDERAL TAX MATTERS

The following description is a brief summary of some of the Code provisions which, in our opinion, are currently in effect. This summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent tax advisers should be consulted for more complete information. Tax laws can change, even with respect to contracts that have already been issued. Tax law revisions, with unfavorable consequences to contracts offered by this prospectus, could have retroactive effect on previously issued contracts or on subsequent voluntary transactions in previously issued contracts.

CONTRACT PROCEEDS

The contract contains provisions not found in traditional life insurance contracts providing only for fixed benefits. However, under the Code, as amended by the Tax Reform Act of 1984, the contract should qualify as a life insurance contract for federal income tax purposes as long as certain conditions are met. Consequently, the proceeds of the contract payable to the beneficiary on the death of the insured will generally be excluded from the beneficiary's income for purposes of federal income tax.

Current tax rules and penalties on distributions from life insurance contracts apply to any life insurance contract issued or materially changed on or after June 21, 1988 that is funded more heavily (faster) than a traditional whole life plan designed to be paid-up after the payment of level annual premiums over a seven-year period. Thus, for such a contract (called a "modified endowment contract" in the Code), any distribution, including surrenders, partial surrenders, maturity proceeds, and loans secured by the contract, during the insured's lifetime (but not payments received as an annuity or as a death benefit) would be included in the contractowner's gross income to the extent that the contract's cash surrender value exceeds the owner's investment in the contract. In addition, a ten percent penalty tax applies to any such distribution from such a contract, to the extent includible in gross income, except if made:

     - after the taxpayer's attaining age 59 1/2,

     - as a result of his or her disability or

     - in one of several prescribed forms of annuity payments.

Form 5514

Loans received under the contract will be construed as indebtedness of the contractowner in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the contract is expected to constitute income to the contractowner. Interest payable with respect to such loans is not tax deductible. If the contract is surrendered or lapsed, any policy loan then in effect is treated as taxable income to the extent that the contract's accumulation value (including the loan amount) then exceeds your "basis" in the contract. (Your "basis" equals the total amount of premiums that were paid into the contract less any withdrawals from the contract.)

Federal estate and local estate, inheritance and other tax consequences of contract ownership or receipt of contract proceeds depend upon the circumstances of each contractowner and beneficiary.

AVOIDING MODIFIED ENDOWMENT CONTRACTS

If you have previously authorized Ohio National to do so, we will hold your premium payment for up to ten business days, if applying the premium payment before the due date would cause the contract to be treated as a Modified Endowment Contract (MEC) for federal income tax purposes.

If you have not given Ohio National prior authorization to hold your premium payment and we determine your premium payment will cause your contract to become a MEC, Ohio National will attempt to contact you within two business days to determine your intent regarding the premium payment. If you do not want the contract to be treated as a MEC for tax purposes, Ohio National will refund the premium payment to you within five business days of confirming your intentions. After we return the premium payment to you, you may then resubmit the premium payment once the actual due date is reached to avoid creating a MEC.

Or, at the time we contact you, you may direct us to hold your premium payment for up to ten business days before applying the premium payment if this will not create a MEC. If we are unable to confirm your intentions within two business days of receipt of the premium payment, we will apply the premium payment as of the third Valuation Date, and your contract will be treated as a MEC for federal income tax purposes.

CORRECTION OF MODIFIED ENDOWMENT CONTRACT

If you have made premium payments in excess of the amount that would be permitted without your contract being treated as a modified endowment contract under the Code, you may, upon timely written request, prevent that tax treatment by receiving a refund, without deduction of any charges, of the excess premium paid, plus interest thereon at the rate of 6% per year. Under the Code, such a corrective action must be completed by no later than 60 days after the end of the year following the date the contract became a modified endowment contract.

RIGHT TO CHARGE FOR COMPANY TAXES

We are presently taxed as a life insurance company under the provisions of the Code. The Tax Reform Act of 1984 specifically provides for adjustments in reserves for flexible premium policies, and we will reflect flexible premium life insurance operations in our tax return in accordance with such Act.

Currently, no charge is assessed against VAR for our federal taxes, or provision made for such taxes, that may be attributable to VAR. However, we may in the future charge each subaccount of VAR for its portion of any tax charged to us in respect of that subaccount or its assets. Under present law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, we may decide to assess charges for such taxes, or make provision for such taxes, against VAR. Any such charges against VAR or its subaccounts could have an adverse effect on the investment performance of the subaccounts.

Form 5514

                             EMPLOYEE BENEFIT PLANS

Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a contract in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which VAR is a party or to which the assets of any of the subaccounts thereof are subject. We are not involved in any litigation that is of material importance in relation to our total assets or that relates to VAR.

                                 LEGAL MATTERS

Jones & Blouch, L.L.P., Washington, D.C., has served as special counsel with regard to legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance contract described in this prospectus. All matters of Ohio law pertaining to the contract including the validity of the contract and our right to issue the contract under the Insurance Law of the State of Ohio have been passed upon by Ronald L. Benedict, Corporate Vice President, Counsel and Secretary of Ohio National Life.

                                    EXPERTS

The financial statements of VAR as of December 31, 2000 and for each of the periods indicated herein and the financial statements of the Company as of December 31, 2000 and 1999 and for the periods indicated herein included in this prospectus have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by David W. Cook, FSA, MAAA, as stated in the opinion filed as an exhibit to the registration statement.

                             REGISTRATION STATEMENT

A registration statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the Vari-Vest Asset Builder contract. This prospectus does not contain all the information set forth in the registration statement. Reference is made to such registration statement for further information concerning us, VAR, and the contract. Statements contained in this prospectus as to the contents of the contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

Our financial statements which are included in this prospectus should be considered only as bearing on our ability to meet our obligations under your contract. They should not be considered as bearing on the investment performance of the assets held in VAR.

Form 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                              Financial Statements

                           December 31, 2000 and 1999

                   With Independent Auditors' Report Thereon

Form 5514

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Ohio National Life Assurance Corporation:

We have audited the accompanying balance sheets of Ohio National Life Assurance Corporation (the Company) as of December 31, 2000 and 1999, and the related statements of income, stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ohio National Life Assurance Corporation as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

January 26, 2001

Form 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                                 BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                 2000         1999
                                                              ----------    ---------
ASSETS
Investments (notes 4, 7 and 8):
  Fixed maturities available-for-sale, at fair value          $  707,731      532,963
  Fixed maturities held-to-maturity, at amortized cost            87,019       98,542
  Mortgage loans on real estate, net                             262,049      262,516
  Policy loans                                                    48,767       44,001
  Short-term investments                                          33,966       68,954
                                                              ----------    ---------
          Total investments                                    1,139,532    1,006,976
Cash                                                              16,812        4,166
Accrued investment income                                         13,844       11,515
Deferred policy acquisition costs                                185,628      177,062
Reinsurance recoverables                                         155,026      117,612
Other assets                                                       3,141        3,177
Assets held in Separate Accounts                                 166,950      164,473
                                                              ----------    ---------
          Total assets                                        $1,680,933    1,484,981
                                                              ==========    =========

LIABILITIES AND STOCKHOLDER'S EQUITY
Future policy benefits and claims (note 5)                    $1,203,127    1,081,024
Other policyholder funds                                           1,897        2,300
Accrued Federal income tax (note 6):
  Current                                                          8,461          820
  Deferred                                                         9,889        1,735
Other liabilities                                                 25,436       12,865
Liabilities related to Separate Accounts                         166,950      164,473
                                                              ----------    ---------
          Total liabilities                                   $1,415,760    1,263,217
                                                              ----------    ---------
Stockholder's equity (notes 3 and 9):
  Class A common stock; authorized 10,000 shares of $3,000
     par value; issued and outstanding 3,200 shares                9,600        9,600
  Additional paid-in capital                                      27,025       27,025
  Accumulated other comprehensive income (loss)                    1,770       (7,382)
  Retained earnings                                              226,778      192,521
                                                              ----------    ---------
          Total stockholder's equity                             265,173      221,764
Commitments and contingencies (notes 11 and 12)
                                                              ----------    ---------
          Total liabilities and stockholder's equity          $1,680,933    1,484,981
                                                              ==========    =========

                See accompanying notes to financial statements.

Form 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                              STATEMENTS OF INCOME
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)

                                                                2000       1999       1998
                                                              --------    -------    -------
Revenues (note 11):
  Universal life, annuity and investment product policy
     charges                                                  $ 61,049     66,550     60,609
  Traditional life and accident and health insurance
     premiums                                                    7,800      8,708     10,975
  Net investment income (note 4)                                83,410     76,688     69,547
  Net realized (losses) gains on investments (note 4)           (1,049)    (1,571)       201
                                                              --------    -------    -------
                                                               151,210    150,375    141,332
                                                              --------    -------    -------
Benefits and expenses (notes 10 and 11):
  Benefits and claims                                           73,998     80,794     76,663
  Amortization of deferred policy acquisition costs              3,201      9,131     12,249
  Other operating costs and expenses                            21,307     15,585     12,446
                                                              --------    -------    -------
                                                                98,506    105,510    101,358
                                                              --------    -------    -------
     Income before Federal income tax                           52,704     44,865     39,974
                                                              --------    -------    -------
Federal income tax (note 6):
  Current expense                                               15,616     13,071     16,013
  Deferred tax expense (benefit)                                 2,831      2,632     (1,771)
                                                              --------    -------    -------
                                                                18,447     15,703     14,242
                                                              --------    -------    -------
     Net income                                               $ 34,257     29,162     25,732
                                                              ========    =======    =======

                See accompanying notes to financial statements.

Form 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)

                                                                  ACCUMULATED
                                                   ADDITIONAL        OTHER                        TOTAL
                                        CAPITAL     PAID-IN      COMPREHENSIVE    RETAINED    STOCKHOLDER'S
                                        SHARES      CAPITAL      INCOME (LOSS)    EARNINGS       EQUITY
                                        -------    ----------    -------------    --------    -------------
1998:
  Balance, beginning of year            $9,600       27,025          10,327       137,627        184,579
  Comprehensive income:
     Net income                             --           --              --        25,732         25,732
     Other comprehensive income (note
       13)                                  --           --           1,884            --          1,884
                                                                                                 -------
  Total comprehensive income                                                                      27,616
                                        ------       ------         -------       -------        -------
  Balance, end of year                  $9,600       27,025          12,211       163,359        212,195
                                        ======       ======         =======       =======        =======
1999:
  Balance, beginning of year            $9,600       27,025          12,211       163,359        212,195
  Comprehensive income:
     Net income                             --           --              --        29,162         29,162
     Other comprehensive loss (note
       13)                                  --           --         (19,593)           --        (19,593)
                                                                                                 -------
  Total comprehensive income                                                                       9,569
                                        ------       ------         -------       -------        -------
  Balance, end of year                  $9,600       27,025          (7,382)      192,521        221,764
                                        ======       ======         =======       =======        =======
2000:
  Balance, beginning of year            $9,600       27,025          (7,382)      192,521        221,764
  Comprehensive income:
     Net income                             --           --              --        34,257         34,257
     Other comprehensive income (note
       13)                                  --           --           9,152            --          9,152
                                                                                                 -------
  Total comprehensive income                                                                      43,409
                                        ------       ------         -------       -------        -------
  Balance, end of year                  $9,600       27,025           1,770       226,778        265,173
                                        ======       ======         =======       =======        =======

                See accompanying notes to financial statements.

Form 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF CASH FLOWS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)

                                                                2000         1999        1998
                                                              ---------    --------    --------
Cash flows from operating activities:
  Net income                                                  $  34,257      29,162      25,732
  Adjustments to reconcile net income to net cash provided
     by operating activities:
       Capitalization of deferred policy acquisition costs      (25,852)    (26,790)    (28,516)
       Amortization of deferred policy acquisition costs          3,201       9,131      12,249
       Amortization and depreciation                                522         184         213
       Realized losses (gains) on invested assets, net            1,049       1,571        (201)
       (Decrease) increase in accrued investment income          (2,329)        448      (1,780)
       Increase in reinsurance receivables and other assets     (37,378)    (11,995)    (24,669)
       Increase in policyholder account balances                 35,446      14,650      19,025
       (Decrease) in other policyholder funds                      (403)        (57)       (145)
       Increase (decrease) in current Federal income tax
          payable                                                 7,641        (976)        921
       Increase (decrease) in other liabilities                  12,571      (6,724)      4,831
       Deferred income taxes                                      2,831       2,632      (1,771)
       Other, net                                                    (2)        919        (670)
                                                              ---------    --------    --------
          Net cash provided by operating activities              31,554      12,155       5,219
                                                              ---------    --------    --------
Cash flows from investing activities:
  Proceeds from maturity of fixed maturities
     available-for-sale                                          95,908      32,314      32,256
  Proceeds from maturity of fixed maturities
     held-to-maturity                                            13,417       7,944       7,964
  Proceeds from repayment of mortgage loans on real estate       31,809      22,351      38,862
  Cost of fixed maturities available-for-sale acquired         (243,442)    (14,965)   (123,507)
  Cost of fixed maturities held-to-maturity acquired             (1,600)     (8,079)    (48,181)
  Cost of mortgage loans on real estate acquired                (31,880)    (55,270)    (53,186)
  Change in policy loans, net                                    (4,766)     (3,404)     (2,471)
                                                              ---------    --------    --------
          Net cash used in investing activities                (140,554)    (19,109)   (148,263)
                                                              ---------    --------    --------
Cash flows from financing activities:
  Increase in universal life and investment product account
     balances                                                   252,178     227,664     265,733
  Decrease in universal life and investment product account
     balances                                                  (165,520)   (162,790)   (133,570)
                                                              ---------    --------    --------
          Net cash provided by financing activities              86,658      64,874     132,163
                                                              ---------    --------    --------
Net (decrease) increase in cash and cash equivalents            (22,342)     57,920     (10,881)
Cash and cash equivalents, beginning of year                     73,120      15,200      26,081
                                                              ---------    --------    --------
Cash and cash equivalents, end of year                        $  50,778      73,120      15,200
                                                              =========    ========    ========

                 See accompanying notes to financial statements

Form 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)

(1) ORGANIZATION AND BUSINESS DESCRIPTION

Ohio National Life Assurance Corporation (ONLAC or the Company) is a stock life insurance company, wholly owned by The Ohio National Life Insurance Company (ONLIC), a stock life insurance company. ONLAC is a life and health insurer licensed in 47 states, the District of Columbia and Puerto Rico. The Company offers term life, universal life, disability and annuity products through independent agents and other distribution channels and competes with other insurers throughout the United States. The Company is subject to regulation by the insurance departments of states in which it is licensed and undergoes periodic examinations by those departments.

The following is a description of the most significant risks facing life and health insurers and how the Company mitigates those risks:

     Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives designed to reduce insurer profits, new legal theories or insurance company insolvencies through guaranty fund assessments may create costs for the insurer beyond those recorded in the financial statements. The Company mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

     Credit Risk is the risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

     Interest Rate Risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) which differ from statutory accounting practices prescribed or permitted by regulatory authorities (see note
3).

     (a) Valuation of Investments and Related Gains and Losses

        Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities

Form 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)

        not classified as held-to-maturity are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of other comprehensive income in equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as trading.

        Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired as of the balance sheet date are placed on non-accrual status. Cash receipts on non-accrual status mortgage loans on real estate are included in interest income in the period received.

        Realized gains and losses on the sale of investments are determined on the basis of specific security identification, net of associated deferred acquisition costs and capital gains expenses. Estimates for valuation allowances and other than temporary declines are included in net realized gains and losses on investments.

     (b) Revenues and Benefits

        Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual immediate and deferred annuities. Universal life products include universal life, variable universal life and other interest-sensitive life insurance policies. Revenues for universal life insurance products and investment products consist of net investment income, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policy account balances.

        Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of graded premium life and term life policies. Premiums for traditional non-participating life insurance products are recognized as revenue when due and collected. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

        Accident and Health Insurance Products: Accident and health insurance premiums are recognized as revenue in accordance with the terms of the policies. Policy claims are charged to expense in the period that the claims are incurred.

Form 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)

     (c) Deferred Policy Acquisition Costs

        The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses have been deferred. For traditional non-participating life insurance products, these deferred acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies in proportion to premium revenue. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits. For universal life and investment products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, cost of insurance, policy administration and surrender charges. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale (see note 2(a)).

     (d) Separate Accounts

        Separate Account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the statements of income and cash flows except for the fees the Company receives for administrative services and risks assumed.

     (e) Future Policy Benefits

        Future policy benefits for traditional life insurance policies have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued (see note 5).

        Future policy benefits for investment products in the accumulation phase, universal life and variable universal life insurance policies have been calculated based on participants' contributions plus interest less applicable contract charges.

     (f) Federal Income Tax

        ONLAC is included as part of the consolidated federal income tax return of its ultimate parent, Ohio National Mutual Holdings, Inc. The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

Form 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)

     (g) Reinsurance Ceded

        Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

     (h) Cash Equivalents

        For purposes of the statements of cash flows, the Company considers all short-term investments with original maturities of three months or less to be cash equivalents.

     (i) Use of Estimates

        In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

        The estimates susceptible to significant change are those used in determining deferred policy acquisition costs, the liability for future policy benefits and claims, contingencies, and the valuation allowance for mortgage loans on real estate. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

     (j) Recently Issued Accounting Pronouncements

        In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133). SFAS 133, as amended by SFAS 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133, and SFAS 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," is effective for the Company as of January 1, 2001

        SFAS 133, as amended, establishes accounting and reporting standards for derivative instruments and hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value.

        The Company adopted SFAS 133 as of January 1, 2001. The impact of adoption was not material to the financial position of the Company.

     (k) Reclassifications

        Certain amounts in the 1999 and 1998 financial statements have been reclassified to conform to the 2000 presentation.

(3) BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with GAAP which differs from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for ONLAC filed with

Form 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)

the Department of Insurance of the State of Ohio (Department), are prepared on a basis of accounting practices prescribed or permitted by such regulatory authority. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

The statutory basis capital and surplus of ONLAC as of December 31, 2000 and 1999 was $145,831 and $119,569, respectively. The statutory basis net income of ONLAC for the years ended December 31, 2000, 1999 and 1998 was $26,041, $20,567 and $16,524, respectively.

The NAIC completed a project to codify statutory accounting principles (Codification), which is effective January 1, 2001 for ONLAC. The significant change for ONLAC, as a result of Codification, was the recording of deferred taxes, which were not recorded prior to the adoption of Codification.

(4) INVESTMENTS

An analysis of investment income and realized gains (losses) by investment type follows for the years ended December 31:

                                                                   REALIZED GAINS (LOSSES)
                                        INVESTMENT INCOME              ON INVESTMENTS
                                   ---------------------------    -------------------------
                                    2000       1999      1998      2000       1999     1998
                                   -------    ------    ------    -------    ------    ----
Gross Investment Income:
Fixed maturities
  available-for-sale               $50,143    43,620    40,678    $  (805)   (2,454)    300
Fixed maturities held-to-maturity    7,641     7,779     5,036        294       830       2
Mortgage loans on real estate       21,291    21,608    19,636     (1,908)       98      58
Short-term                           2,261     1,293     1,824         --        --      --
Other                                3,051     3,339     2,898         --        --      --
                                   -------    ------    ------    -------    ------    ----
           Total gross investment
             income                 84,387    77,639    70,072     (2,419)   (1,526)    360
Investment expenses                   (977)     (951)     (525)
DAC amortization due to realized
  gains                                                                --        11    (194)
Change in valuation allowance for
  mortgage loans on real estate                                     1,370       (56)     35
                                   -------    ------    ------    -------    ------    ----
        Net investment income      $83,410    76,688    69,547
                                   =======    ======    ======
  Net realized (losses) gains on
     investments                                                  $(1,049)   (1,571)    201
                                                                  =======    ======    ====

Form 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)

The amortized cost and estimated fair value of securities available-for-sale and fixed maturities held-to- maturity were as follows:

                                                                  DECEMBER 31, 2000
                                                 ---------------------------------------------------
                                                               GROSS         GROSS
                                                 AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
                                                   COST        GAINS         LOSSES       FAIR VALUE
                                                 ---------    ----------    ----------    ----------
Securities available-for-sale:
  Fixed maturities:
     U.S. Treasury securities and obligations
        of U.S. government corporations and
        agencies                                 $ 47,445        6,583            --          54,028
     Obligations of states and political
        subdivisions                                3,924          190           (16)          4,098
     Corporate securities                         447,991       15,004       (18,422)        444,573
     Mortgage-backed securities                   199,147        5,968           (83)        205,032
                                                 --------       ------       -------      ----------
           Total fixed maturities                $698,507       27,745       (18,521)        707,731
                                                 ========       ======       =======      ==========
Fixed maturity securities held-to-maturity:
  Corporate securities                           $ 84,514        2,217        (1,058)         85,763
  Other                                             2,505           53            --           2,558
                                                 --------       ------       -------      ----------
                                                 $ 87,019        2,270        (1,058)         88,321
                                                 ========       ======       =======      ==========

                                                                  DECEMBER 31, 1999
                                                 ---------------------------------------------------
                                                                GROSS         GROSS
                                                 AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
                                                   COST         GAINS         LOSSES      FAIR VALUE
                                                 ---------    ----------    ----------    ----------
Securities available-for-sale:
  Fixed maturities:
     U.S. Treasury securities and obligations
        of U.S. government corporations and
        agencies                                 $ 52,716       1,215           (616)         53,515
     Obligations of states and political
        subdivisions                                4,066          22            (33)          4,055
     Corporate securities                         349,968       3,517        (21,568)        331,917
     Mortgage-backed securities                   145,550         580         (2,454)        143,676
                                                 --------       -----        -------      ----------
           Total fixed maturities                $552,300       5,334        (24,671)        532,963
                                                 ========       =====        =======      ==========
Fixed maturity securities held-to-maturity:
        Corporate securities                     $ 96,007       1,224         (4,380)         92,851
        Other                                       2,535          19             --           2,554
                                                 --------       -----        -------      ----------
                                                 $ 98,542       1,243         (4,380)         95,405
                                                 ========       =====        =======      ==========

Form 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)

The components of unrealized gains (losses) on securities available-for-sale, net, were as follows as of December 31:

                                                               2000      1999
                                                              ------    -------
Gross unrealized gain (loss)                                  $9,224    (19,337)
Adjustment to deferred policy acquisition costs               (5,077)     8,407
Deferred federal income tax                                   (2,377)     3,548
                                                              ------    -------
                                                              $1,770     (7,382)
                                                              ======    =======

An analysis of the change in gross unrealized gains (losses) on securities available-for-sale and fixed maturity securities held-to-maturity follows for the years ended December 31:

                                                        2000       1999      1998
                                                       -------    -------    -----
Securities available-for-sale                          $28,561    (52,248)   3,984
Fixed maturity securities held-to-maturity               4,349    (11,614)   3,173

The amortized cost and estimated fair value of fixed maturity securities available-for-sale and fixed maturity securities held-to-maturity as of December 31, 2000, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              FIXED MATURITY SECURITIES
                                                  --------------------------------------------------
                                                                                        }
                                                    AVAILABLE-FOR-SALE          HELD-TO-MATURITY
                                                  -----------------------    -----------------------
                                                  AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
                                                    COST       FAIR VALUE      COST       FAIR VALUE
                                                  ---------    ----------    ---------    ----------
Due in one year or less                           $ 11,536       11,602          666             675
Due after one year through five years              118,063      120,518       31,606          31,530
Due after five years through ten years             215,304      217,462       23,052          24,102
Due after ten years                                353,604      358,149       31,695          31,924
                                                  --------      -------       ------      ----------
                                                  $698,507      707,731       87,019          88,321
                                                  ========      =======       ======      ==========

Proceeds from the sale of securities available-for-sale (excluding calls) during 2000, 1999 and 1998 were $62,647, $29,040 and $0, respectively. Gross gains of $299 ($155 in 1999 and $0 in 1998) and gross losses of $1,219 ($1,140 in 1999 and $0 in 1998) were realized on those sales.

Investments with an amortized cost of $3,877 and $4,008 as of December 31, 2000 and 1999, respectively, were on deposit with various regulatory agencies as required by law.

The Company generally initiates foreclosure proceedings on all mortgage loans on real estate delinquent sixty days. There were no foreclosures of mortgage loans in either 2000 or 1999.

Form 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)

(5) FUTURE POLICY BENEFITS AND CLAIMS

The liability for future policy benefits for universal life policies and investment contracts (approximately 82% and 86% of the total liability for future policy benefits as of December 31, 2000 and 1999, respectively) has been established based on the aggregate account value without reduction for surrender charges. The average interest rate to be credited on investment product policies was 5.5% and 6.3% as of December 31, 2000 and 1999, respectively.

The liability for future policy benefits for traditional life products are based on the following mortality and interest rate assumptions without consideration for withdrawals. The mortality table and interest assumptions used for the majority of new policies are the 1980 CSO table with 4% to 5% interest. With respect to older policies, the mortality table and interest assumptions used are primarily the 1958 CSO table with 4% interest and the 1980 CSO table with 4%-6% interest.

The liability for future policy benefits for individual accident and health policies includes liabilities for active lives, disabled lives and unearned premiums. The liability for active lives is calculated on a two- year preliminary term basis at 3% to 6% interest, using either the 1964 Commissioner's Disability Table (policies issued prior to 1990) or the 1985 Commissioner's Individual Disability Table A (policies issued after 1989). The liability for disabled lives are calculated using either the 1985 Commissioner's Individual Disability Table A at 5% to 5.5% interest (claims incurred after
1989) or the 1971 modification of the 1964 Commissioner's Disability Table, at 3.5% interest (claims incurred prior to 1990).

(6) FEDERAL INCOME TAX

Prior to 1984, the Life Insurance Company Income Tax Act of 1959, as amended by the Deficit Reduction Act of 1984 (DRA), permitted the deferral from taxation of a portion of statutory income under certain circumstances. In these situations, the deferred income was accumulated in the Policyholders' Surplus Account (PSA). Management considers the likelihood of distributions from the PSA to be remote; therefore, no Federal income tax has been provided for such distributions in the financial statements. The DRA eliminated any additional deferrals to the PSA. Any distributions from the PSA, however, will continue to be taxable at the then current tax rate. The pre-tax balance of the PSA is approximately $5,257 as of December 31, 2000.

Total Federal income tax expense for the years ended December 31, 2000, 1999 and 1998 differs from the amount computed by applying the U.S. Federal income tax rate to income before federal income tax as follows:

                                           2000               1999               1998
                                      ---------------    ---------------    ---------------
                                      AMOUNT      %      AMOUNT      %      AMOUNT      %
                                      -------    ----    -------    ----    -------    ----
Computed (expected) tax expense       $18,447    35.0    $15,703    35.0    $13,991    35.0
Differential earnings                      --      --         --      --       (225)   (0.6)
Tax exempt interest and dividends
  received deduction                     (192)   (0.4)       (87)   (0.6)       (57)   (0.1)
Other, net                                192     0.4         87     0.6        533     1.3
                                      -------    ----    -------    ----    -------    ----
           Total expense and
             effective rate           $18,447    35.0    $15,703    35.0    $14,242    35.6
                                      =======    ====    =======    ====    =======    ====

Form 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)

Total Federal income tax paid during the years ended December 31, 2000, 1999 and 1998 was $7,960, $14,540 and $15,092 (net of refunds of $15, $493 and $1,773), respectively.

The tax effects of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities that give rise to significant components of the net deferred tax liability as of December 31, 2000 and 1999 relate to the following:

                                                         2000       1999
                                                        -------    ------
Deferred tax assets:
  Future policy benefits                                $35,891    28,087
  Mortgage loans and real estate                          1,182       830
  Other                                                      --     5,487
                                                        -------    ------
           Total gross deferred tax assets               37,073    34,404
                                                        -------    ------
Deferred tax liabilities:
  Deferred policy acquisition costs                      44,942    35,236
  Fixed maturities available-for-sale                     1,233       723
  Other                                                     787       180
                                                        -------    ------
           Total gross deferred tax liabilities          46,962    36,139
                                                        -------    ------
           Net deferred tax liability                   $(9,889)   (1,735)
                                                        =======    ======

The Company has determined that a deferred tax asset valuation allowance was not needed as of December 31, 2000 and 1999. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers primarily the scheduled reversal of deferred tax liabilities and tax planning strategies in making this assessment and believes it is more likely than not the Company will realize the benefits of the deductible differences remaining at December 31, 2000.

(7) DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments (SFAS 107) requires disclosure of fair value information about existing on and off-balance sheet financial instruments. SFAS 107 excludes certain assets and liabilities, including insurance contracts, other than policies such as annuities that are classified as investment contracts, from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

The following methods and assumptions were used by the Company in estimating its fair value disclosures:

     Cash, Short-Term Investments, Policy Loans and Other Policyholder Funds -- The carrying amount reported in the balance sheet for these instruments approximate their fair value.

Form 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)

     Investment Securities -- Fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services, or in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and duration of the investments.

     Separate Account Assets and Liabilities -- The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the accumulated contract value in the Separate Account portfolios.

     Mortgage Loans on Real Estate -- The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

     Deferred and Immediate Annuities and Investment Contracts -- Fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

The carrying amount and estimated fair value of financial instruments subject to SFAS 107 disclosure requirements were as follows as of December 31:

                                                             2000                       1999
                                                   ------------------------    ----------------------
                                                    CARRYING     ESTIMATED     CARRYING    ESTIMATED
                                                     AMOUNT      FAIR VALUE     AMOUNT     FAIR VALUE
                                                    --------     ----------    --------    ----------
           ASSETS:
             Investments:
                Fixed maturities
                   available-for-sale               $707,731      707,731      532,963      532,963
                Fixed maturities held-to-maturity     87,019       88,321       98,542       95,405
                Mortgage loans on real estate        262,049      268,182      262,516      256,824
                Policy loans                          48,767       48,767       44,001       44,001
                Short-term investments                33,966       33,966       68,954       68,954
             Cash                                     16,812       16,812        4,166        4,166
             Assets held in Separate Accounts        166,950      166,950      164,473      164,473
           LIABILITIES:
             Deferred and immediate annuity
                contracts                            128,538      127,360      107,777      106,111
             Other policyholder funds                  1,897        1,897        2,300        2,300
             Liabilities related to Separate
                Accounts                             166,950      166,950      164,473      164,473

(8) ADDITIONAL FINANCIAL INSTRUMENTS DISCLOSURE

     SIGNIFICANT CONCENTRATIONS OF CREDIT RISK

Mortgage loans are collateralized by the underlying properties. Collateral must meet or exceed 125% of the loan at the time the loan is made. The Company grants mainly commercial mortgage loans to customers throughout the United States. The Company has a diversified loan portfolio with no exposure greater than 10% in any state

Form 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)

at December 31, 2000. The summary below depicts loan exposure of remaining principal balances by type at December 31:

                                                                          2000       1999
                                                                        --------    -------
           MORTGAGE ASSETS BY TYPE:
             Retail                                                     $ 85,194     85,080
             Office                                                       55,663     56,260
             Apartment                                                    61,141     62,304
             Industrial                                                   42,150     41,588
             Other                                                        18,904     19,657
                                                                        --------    -------
                                                                         263,052    264,889
                      Less valuation allowances                            1,003      2,373
                                                                        --------    -------
                      Total mortgage loans on real estate, net          $262,049    262,516
                                                                        ========    =======

(9) REGULATORY RISK-BASED CAPITAL AND DIVIDEND RESTRICTIONS

ONLAC exceeds all risk-based capital (RBC) requirements as established by the NAIC as of December 31, 2000. Also, the impact of adoption of Codification as of January 1, 2001 (see note 3) did not have a material impact on ONLAC's RBC level.

The payment of dividends by the Company to its parent, ONLIC, is limited by Ohio insurance laws. The maximum dividend that may be paid without prior approval of the Director of Insurance is limited to the greater of the net income of the preceding calendar year or 10% of total equity as of the preceding December 31. Therefore, dividends of approximately $34,257 may be paid in 2001 without prior approval.

(10) RELATED PARTY TRANSACTIONS

The Company shares common facilities and management with ONLIC. A written agreement, which either party may terminate upon thirty days notice, provides that ONLIC furnish personnel, space and supplies, accounting, data processing and related services to ONLAC. This agreement resulted in charges to the Company of approximately $16,600, $14,000 and $12,800 in 2000, 1999 and 1998,
respectively.

Form 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)

(11) REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with its parent, ONLIC, and other insurance companies. Amounts in the accompanying financial statements related to ceded business are as follows:

                                           2000                      1999                      1998
                                  ----------------------    ----------------------    ----------------------
                                                 NON-                      NON-                      NON-
                                  AFFILIATE    AFFILIATE    AFFILIATE    AFFILIATE    AFFILIATE    AFFILIATE
                                  ---------    ---------    ---------    ---------    ---------    ---------
Premiums                           $25,985      29,871       25,495       21,669       25,760       24,316
Benefits incurred                   13,253      16,455       12,943       12,704       12,797        9,707
Commission and expense
  allowances                         1,285       5,893        2,889        2,984        2,987        2,514
Reinsurance recoverable:
Reserves for future policy
  benefits                          74,746      79,223       57,276       57,064       44,773       48,077
Policy and contract claims
  payable                              501         556        1,609        1,663        2,356        3,645

Net traditional life and accident and health premium income in 2000, 1999 and 1998 is summarized as follows:

                                                                2000       1999       1998
                                                               -------    -------    -------
           Direct premiums earned                              $61,514     53,701     58,686
           Reinsurance assumed                                   2,142      2,172      2,365
           Reinsurance ceded                                   (55,856)   (47,165)   (50,076)
                                                               -------    -------    -------
             Net premiums earned                               $ 7,800      8,708     10,975
                                                               =======    =======    =======

Reinsurance does not discharge the Company from its primary liability to policyholders and to the extent that a reinsurer should be unable to meet its obligations, the Company would be liable to policyholders.

(12) CONTINGENCIES

The Company is a defendant in various legal actions arising in the normal course of business. While the outcome of such matters cannot be predicted with certainty, management believes such matters will be resolved without material adverse impact on the financial condition of the Company.

Form 5514

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (A WHOLLY OWNED SUBSIDIARY OF
                   THE OHIO NATIONAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

                        DECEMBER 31, 2000, 1999 AND 1998
                                 (IN THOUSANDS)

(13) OTHER COMPREHENSIVE INCOME

Other Comprehensive Income includes net income as well as certain items that are reported directly within the separate components of stockholder's equity that bypass net income. The related before and after federal tax amounts for the years ended December 31, 2000, 1999 and 1998 were as follows:

                                               2000       1999       1998
                                              -------    -------    ------
Unrealized gains (losses) on securities
  available-for-sale arising during the
  period:
        Net of adjustment to deferred policy
           acquisition costs                  $12,994    (26,481)    3,358
        Related Federal tax (expense)
           benefit                             (5,196)    10,500    (1,131)
                                              -------    -------    ------
           Net                                  7,798    (15,981)    2,227
                                              -------    -------    ------
Less:
  Reclassification adjustment for net
     (losses) gains on securities
     available-for-sale realized during the
     period:
           Gross                               (2,083)     5,557       527
           Related federal tax benefit
             (expense)                            729     (1,945)     (184)
                                              -------    -------    ------
           Net                                 (1,354)     3,612       343
                                              -------    -------    ------
           Total other comprehensive income
             (loss)                           $ 9,152    (19,593)    1,884
                                              =======    =======    ======

Form 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF ASSETS AND CONTRACT OWNERS' EQUITY

                                                               December 31, 2000

                                                        MONEY                                                       CAPITAL
                                        EQUITY          MARKET         BOND          OMNI        INTERNATIONAL    APPRECIATION
                                      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                    --------------    ----------    ----------    -----------    -------------    ------------
Assets -- Investments at market
  value (note 2)..................   $33,528,167      $4,623,149    $2,341,267    $ 9,248,783     $18,306,110      $9,071,117
                                     ===========      ==========    ==========    ===========     ===========      ==========
Contract owners' equity
  Contracts in accumulation period
     (note 3).....................   $33,528,167      $4,623,149    $2,341,267    $ 9,248,783     $18,306,110      $9,071,117
                                     ===========      ==========    ==========    ===========     ===========      ==========


                                      SMALL CAP
                                     SUBACCOUNT
                                    -------------
Assets -- Investments at market
  value (note 2)..................   $20,544,786
                                     ===========
Contract owners' equity
  Contracts in accumulation period
     (note 3).....................   $20,544,786
                                     ===========

                                    INTERNATIONAL
                                        SMALL         AGGRESSIVE       CORE        GROWTH &         S&P 500          SOCIAL
                                       COMPANY          GROWTH        GROWTH        INCOME           INDEX         AWARENESS
                                      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                    --------------    ----------    ----------    -----------    -------------    ------------
Assets -- Investments at market
  value (note 2)..................   $ 4,072,131      $3,639,493    $4,225,295    $13,327,314     $18,400,789      $  368,413
                                     ===========      ==========    ==========    ===========     ===========      ==========
Contract owners' equity
  Contracts in accumulation period
     (note 3).....................   $ 4,072,131      $3,639,493    $4,225,295    $13,327,314     $18,400,789      $  368,413
                                     ===========      ==========    ==========    ===========     ===========      ==========


                                      BLUE CHIP
                                     SUBACCOUNT
                                    -------------
Assets -- Investments at market
  value (note 2)..................   $   351,877
                                     ===========
Contract owners' equity
  Contracts in accumulation period
     (note 3).....................   $   351,877
                                     ===========

                                                         HIGH
                                        EQUITY          INCOME       CAPITAL        NASDAQ
                                        INCOME           BOND         GROWTH          100
                                      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                    --------------    ----------    ----------    -----------
Assets -- Investments at market
  value (note 2)..................   $    55,578      $   61,549    $1,963,311    $    21,628
                                     ===========      ==========    ==========    ===========
Contract owners' equity
  Contracts in accumulation period
     (note 3).....................   $    55,578      $   61,549    $1,963,311    $    21,628
                                     ===========      ==========    ==========    ===========

                                       JANUS ASPEN SERIES INSTITUTIONAL SHARES
                                    ----------------------------------------------
                                                      WORLDWIDE
                                       GROWTH           GROWTH         BALANCED
                                     SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                    -------------    ------------    -------------
Assets -- Investments at market
  value (note 2)..................   $ 8,693,414      $6,803,937      $ 2,116,973
                                     ===========      ==========      ===========
Contract owners' equity
  Contracts in accumulation period
     (note 3).....................   $ 8,693,414      $6,803,937      $ 2,116,973
                                     ===========      ==========      ===========

   The accompanying notes are an integral part of these financial statements.

Form 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF ASSETS AND CONTRACT OWNERS' EQUITY

                                                               December 31, 2000

                                                                                         MORGAN
                                                   STRONG VARIABLE FUNDS                STANLEY      GOLDMAN SACHS
                                         ------------------------------------------    ----------    -------------
                                                            SCHAFER       MID-CAP       US REAL       VIT GROWTH
                                         OPPORTUNITY II     VALUE II       GROWTH        ESTATE        & INCOME
                                           SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                         --------------    ----------    ----------    ----------    -------------
Assets -- Investments at market value
  (note 2).............................     $493,631        $235,319     $1,754,028     $316,589       $921,253
                                            ========        ========     ==========     ========       ========
Contract owners' equity
  Contracts in accumulation period
     (note 3)..........................     $493,631        $235,319     $1,754,028..   $316,589       $921,253
                                            ========        ========     ==========     ========       ========


                                               GOLDMAN SACHS
                                         -----------------------------
                                           VIT CORE       VIT CAPITAL
                                          US EQUITY         GROWTH
                                          SUBACCOUNT      SUBACCOUNT
                                         ------------    -------------
Assets -- Investments at market value
  (note 2).............................    $96,094         $176,440
                                           =======         ========
Contract owners' equity
  Contracts in accumulation period
     (note 3)..........................    $96,094         $176,440
                                           =======         ========

                                              LAZARD RETIREMENT             PBHG                FIDELITY VIP SERVICE CL2
                                         ----------------------------    ----------    -------------------------------------------
                                            EMERGING         SMALL         TECH &       MID-CAP
                                             MARKET           CAP           COMM          III        CONTRAFUND II       GROWTH
                                           SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
                                         --------------    ----------    ----------    ----------    -------------    ------------
Assets -- Investments at market value
  (note 2).............................     $553,666        $259,560     $   10,727     $ 10,123       $ 13,206         $ 9,517
                                            ========        ========     ==========     ========       ========         =======
Contract owners' equity
  Contracts in accumulation period
     (note 3)..........................     $553,666        $259,560     $   10,727     $ 10,123       $ 13,206         $ 9,517
                                            ========        ========     ==========     ========       ========         =======


Assets -- Investments at market value
  (note 2).............................
Contract owners' equity
  Contracts in accumulation period
     (note 3)..........................

                                             JANUS ASPEN SERIES SERVICE SHARES
                                         ------------------------------------------
                                                           WORLDWIDE
                                             GROWTH          GROWTH       BALANCED
                                           SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                         --------------    ----------    ----------
Assets -- Investments at market value
  (note 2).............................     $153,486        $100,674     $   80,195
                                            ========        ========     ==========
Contract owners' equity
  Contracts in accumulation period
     (note 3)..........................     $153,486        $100,674     $   80,195
                                            ========        ========     ==========


Assets -- Investments at market value
  (note 2).............................
Contract owners' equity
  Contracts in accumulation period
     (note 3)..........................

   The accompanying notes are an integral part of these financial statements.

Form 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS

                                           For the Three Years Ended December 31

                                                            EQUITY                                     MONEY MARKET
                                                          SUBACCOUNT                                    SUBACCOUNT
                                          ------------------------------------------     ----------------------------------------
                                             2000            1999            1998           2000            1999          1998
                                          -----------     -----------     ----------     -----------     ----------     ---------
Investment activity:
  Reinvested dividends..................  $ 1,875,070     $   103,759     $  374,943     $   219,131     $  157,294     $  92,380
  Risk & administrative expense (note
     4).................................     (254,104)       (236,084)      (222,953)        (26,525)       (23,933)      (13,276)
                                          -----------     -----------     ----------     -----------     ----------     ---------
       Net investment activity..........    1,620,966        (132,325)       151,990         192,606        133,361        79,104
                                          -----------     -----------     ----------     -----------     ----------     ---------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains...........      115,765      13,411,033        582,686               0              0             0
     Realized gain (loss)...............     (207,654)      1,165,160        433,578           7,486        (31,917)       (1,729)
     Unrealized gain (loss).............   (4,169,717)     (8,842,357)       276,272               0              0             0
                                          -----------     -----------     ----------     -----------     ----------     ---------
       Net gain (loss) on investments...   (4,261,606)      5,733,836      1,292,536           7,486        (31,917)       (1,729)
                                          -----------     -----------     ----------     -----------     ----------     ---------
          Net increase (decrease) in
            contract owners' equity from
            operations..................  $(2,640,640)    $ 5,601,511     $1,444,526     $   200,092     $  101,444     $  77,375
                                          ===========     ===========     ==========     ===========     ==========     =========

                                                              BOND                                         OMNI
                                                           SUBACCOUNT                                   SUBACCOUNT
                                            ----------------------------------------     ----------------------------------------
                                               2000           1999           1998           2000            1999          1998
                                            -----------     ---------     ----------     -----------     ----------     ---------
Investment activity:
  Reinvested dividends....................  $   146,697     $ 120,071     $   83,140     $   130,299     $  259,003     $ 301,587
  Risk & administrative expense (note
     4)...................................      (15,841)      (13,410)        (9,252)        (82,486)       (89,113)      (83,337)
                                            -----------     ---------     ----------     -----------     ----------     ---------
       Net investment activity............      130,856       106,661         73,888          47,813        169,890       218,250
                                            -----------     ---------     ----------     -----------     ----------     ---------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains.............            0             0              0       1,735,033        411,548         1,760
     Realized gain (loss).................      (14,604)       (6,506)         2,811         232,416        431,731       332,951
     Unrealized gain (loss)...............       (6,663)     (103,003)       (21,734)     (3,721,000)       164,688      (101,784)
                                            -----------     ---------     ----------     -----------     ----------     ---------
       Net gain (loss) on investments.....      (21,267)     (109,509)       (18,923)     (1,753,551)     1,007,967       232,927
                                            -----------     ---------     ----------     -----------     ----------     ---------
          Net increase (decrease) in
            contract owners' equity from
            operations....................  $   109,589     $  (2,848)    $   54,965     $(1,705,738)    $1,177,857     $ 451,177
                                            ===========     =========     ==========     ===========     ==========     =========

   The accompanying notes are an integral part of these financial statements.

Form 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS

                                           For the Three Years Ended December 31

                                                        INTERNATIONAL                              CAPITAL APPRECIATION
                                                         SUBACCOUNT                                     SUBACCOUNT
                                         -------------------------------------------     ----------------------------------------
                                             2000            1999            1998           2000            1999          1998
                                         ------------     -----------     ----------     -----------     ----------     ---------
Investment activity:
  Reinvested dividends.................  $  3,899,826     $         0     $  630,410     $ 1,108,205     $  181,793     $ 155,395
  Risk & administrative expense (note
     4)................................      (165,974)       (125,913)      (124,053)        (56,248)       (56,169)      (45,565)
                                         ------------     -----------     ----------     -----------     ----------     ---------
       Net investment activity.........     3,733,852        (125,913)       506,357       1,051,957        125,624       109,830
                                         ------------     -----------     ----------     -----------     ----------     ---------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains..........     1,504,779               0        695,117           8,097        700,498       539,044
     Realized gain (loss)..............       772,321         (55,726)       (45,820)        (51,838)        36,655        33,861
     Unrealized gain (loss)............   (11,248,050)     10,000,013       (670,437)      1,086,250       (450,311)     (390,779)
                                         ------------     -----------     ----------     -----------     ----------     ---------
       Net gain (loss) on
          investments..................    (8,970,950)      9,944,287        (21,140)      1,042,509        286,842       182,126
                                         ------------     -----------     ----------     -----------     ----------     ---------
          Net increase (decrease) in
            contract owners' equity
            from operations............  $ (5,237,098)    $ 9,818,374     $  485,217     $ 2,094,466     $  412,466     $ 291,956
                                         ============     ===========     ==========     ===========     ==========     =========

                                                          SMALL CAP                            INTERNATIONAL SMALL COMPANY
                                                         SUBACCOUNT                                     SUBACCOUNT
                                         -------------------------------------------     ----------------------------------------
                                             2000            1999            1998           2000            1999          1998
                                         ------------     -----------     ----------     -----------     ----------     ---------
Investment activity:
  Reinvested dividends.................  $  1,697,800     $         0     $        0     $         0     $        0     $  54,153
  Risk & administrative expense (note
     4)................................      (183,660)       (100,544)       (54,057)        (37,705)       (20,937)      (13,819)
                                         ------------     -----------     ----------     -----------     ----------     ---------
       Net investment activity.........     1,514,140        (100,544)       (54,057)        (37,705)       (20,937)       40,334
                                         ------------     -----------     ----------     -----------     ----------     ---------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains..........     2,858,005       5,797,375            107         245,250        479,458       180,539
     Realized gain (loss)..............       707,796         307,091         57,223         141,064        202,058         8,238
     Unrealized gain (loss                 (7,883,839)      5,205,819        930,451      (2,137,347)     1,832,353      (187,295)
                                         ------------     -----------     ----------     -----------     ----------     ---------
       Net gain (loss) on
          investments..................    (4,318,038)     11,310,285        987,781      (1,751,033)     2,513,869         1,482
                                         ------------     -----------     ----------     -----------     ----------     ---------
          Net increase (decrease) in
            contract owners' equity
            from operations............  $ (2,803,898)    $11,209,741     $  933,724     $(1,788,738)    $2,492,932     $  41,816
                                         ============     ===========     ==========     ===========     ==========     =========

   The accompanying notes are an integral part of these financial statements.

Form 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS

                                           For the Three Years Ended December 31

                                                           AGGRESSIVE GROWTH                            CORE GROWTH
                                                              SUBACCOUNT                                SUBACCOUNT
                                                 -------------------------------------    ---------------------------------------
                                                    2000           1999         1998         2000           1999          1998
                                                 -----------    ----------    --------    -----------    ----------    ----------
Investment activity:
  Reinvested dividends.........................  $         0    $        0    $      0    $   474,511    $        0    $        0
  Risk & administrative expense (note 4).......      (31,124)      (26,551)    (23,847)       (36,095)      (14,942)       (7,627)
                                                 -----------    ----------    --------    -----------    ----------    ----------
       Net investment activity.................      (31,124)      (26,551)    (23,847)       438,416       (14,942)       (7,627)
                                                 -----------    ----------    --------    -----------    ----------    ----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains..................            0             0     258,472        235,726       763,382             0
     Realized gain (loss)......................       20,259       (41,002)     22,270        147,702       115,808         1,725
     Unrealized gain (loss)....................   (1,336,236)      248,666      (6,276)    (1,923,525)      875,700       101,913
                                                 -----------    ----------    --------    -----------    ----------    ----------
       Net gain (loss) on investments..........   (1,315,977)      207,664     274,466     (1,540,097)    1,754,890       103,638
                                                 -----------    ----------    --------    -----------    ----------    ----------
          Net increase (decrease) in contract
            owners' equity from operations.....  $(1,347,101)   $  181,113    $250,619    $(1,101,681)   $1,739,948    $   96,011
                                                 ===========    ==========    ========    ===========    ==========    ==========

                                                            GROWTH & INCOME                            S&P 500 INDEX
                                                              SUBACCOUNT                                SUBACCOUNT
                                                 -------------------------------------    ---------------------------------------
                                                    2000           1999         1998         2000           1999          1998
                                                 -----------    ----------    --------    -----------    ----------    ----------
Investment activity:
  Reinvested dividends.........................  $ 1,439,314    $   17,648    $ 40,476    $   586,350    $  355,574    $  108,830
  Risk & administrative expense (note 4).......     (102,079)      (60,687)    (27,216)      (138,866)     (103,243)      (26,947)
                                                 -----------    ----------    --------    -----------    ----------    ----------
       Net investment activity.................    1,337,235       (43,039)     13,260        447,484       252,331        81,883
                                                 -----------    ----------    --------    -----------    ----------    ----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains..................      389,114     1,905,785           0        153,012     1,388,105       328,825
     Realized gain (loss)......................      396,768        74,709      10,734        184,103       199,621        20,356
     Unrealized gain (loss)....................   (3,347,968)    2,666,425     252,938     (2,865,408)    1,477,659       619,923
                                                 -----------    ----------    --------    -----------    ----------    ----------
       Net gain (loss) on investments..........   (2,562,086)    4,646,919     263,672     (2,528,293)    3,065,385       969,104
                                                 -----------    ----------    --------    -----------    ----------    ----------
          Net increase (decrease) in contract
            owners' equity from operations.....  $(1,224,851)   $4,603,880    $276,932    $(2,080,809)   $3,317,716    $1,050,987
                                                 ===========    ==========    ========    ===========    ==========    ==========

   The accompanying notes are an integral part of these financial statements.

Form 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS

                                           For the Three Years Ended December 31

                                                                                                                         EQUITY
                                                                 SOCIAL AWARENESS                   BLUE CHIP            INCOME
                                                                    SUBACCOUNT                     SUBACCOUNT          SUBACCOUNT
                                                         ---------------------------------    ---------------------    ----------
                                                           2000        1999        1998        2000       1999(b)       2000(b)
                                                         --------    --------    ---------    -------    ----------    ----------
Investment activity:
  Reinvested dividends.................................  $      0    $  2,088    $   2,652    $ 1,372       $ 0         $   450
  Risk & administrative expense (note 4)...............    (3,192)     (3,374)      (3,609)    (1,135)        0            (201)
                                                         --------    --------    ---------    -------       ---         -------
       Net investment activity.........................    (3,192)     (1,286)        (957)       237         0             249
                                                         --------    --------    ---------    -------       ---         -------
  Realized & unrealized gain (loss) on investments:
     Reinvested capital gains..........................         0           0            0         36         1               0
     Realized gain (loss)..............................    18,177     (62,411)     (31,042)       314         0             104
     Unrealized gain (loss)............................   (57,196)    131,316     (102,278)    12,621        10          (7,151)
                                                         --------    --------    ---------    -------       ---         -------
       Net gain (loss) on investments..................   (39,019)     68,905     (133,320)    12,971        11          (7,047)
                                                         --------    --------    ---------    -------       ---         -------
          Net increase (decrease) in contract owners'
            equity from operations.....................  $(42,211)   $ 67,619    $(134,277)   $13,208       $11         $(6,798)
                                                         ========    ========    =========    =======       ===         =======

                                                                 HIGH                  CAPITAL                           NASDAQ
                                                                INCOME                  GROWTH                            100
                                                              SUBACCOUNT              SUBACCOUNT                       SUBACCOUNT
                                                         --------------------    --------------------                  ----------
                                                           2000      1999(b)       2000       1999(b)                   2000(a)
                                                         --------    --------    ---------    -------                  ----------
Investment activity:
  Reinvested dividends.................................  $  2,352    $    526    $       0    $     0                   $     0
  Risk & administrative expense (note 4)...............      (243)        (17)     (14,838)       (84)                      (10)
                                                         --------    --------    ---------    -------                   -------
       Net investment activity.........................     2,109         509      (14,838)       (84)                      (10)
                                                         --------    --------    ---------    -------                   -------
  Realized & unrealized gain (loss) on investments:
     Reinvested capital gains..........................         0           0        1,346     25,879                         0
     Realized gain (loss)..............................    (3,189)          1     (108,562)       776                       (66)
     Unrealized gain (loss)............................    (3,154)       (347)    (872,475)    (6,339)                   (3,269)
                                                         --------    --------    ---------    -------                   -------
       Net gain (loss) on investments..................    (6,343)       (346)    (979,691)    20,316                    (3,335)
                                                         --------    --------    ---------    -------                   -------
          Net increase (decrease) in contract owners'
            equity from operations.....................  $ (4,234)   $    163    $(994,529)   $20,232                   $(3,345)
                                                         ========    ========    =========    =======                   =======

---------------

(a) Period from May 3, 1999, date of commencement of operations.

(b) Period from November 1, 1999, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

Form 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS

                                           For the Three Years Ended December 31

                                                                       JANUS ASPEN SERIES INSTITUTIONAL SHARES
                                                     ----------------------------------------------------------------------------
                                                              GROWTH                 WORLDWIDE GROWTH              BALANCE
                                                            SUBACCOUNT                  SUBACCOUNT                SUBACCOUNT
                                                     -------------------------    -----------------------    --------------------
                                                        2000         1999(a)         2000        1999(a)       2000       1999(b)
                                                     -----------    ----------    -----------    --------    ---------    -------
Investment activity:
  Reinvested dividends.............................  $   210,081    $    6,902    $   132,452    $  1,005    $  95,360    $   583
  Risk & administrative expense (note 4)...........      (63,219)      (14,713)       (47,124)     (6,966)      (9,300)       (18)
                                                     -----------    ----------    -----------    --------    ---------    -------
       Net investment activity.....................      146,862        (7,811)        85,328      (5,961)      86,060        565
                                                     -----------    ----------    -----------    --------    ---------    -------
  Realized & unrealized gain (loss) on investments:
     Reinvested capital gains......................      495,036         6,806        428,233           0       89,771          0
     Realized gain (loss)..........................       59,863         9,588         11,864       3,506       (3,530)       191
     Unrealized gain (loss)........................   (2,302,389)    1,075,487     (1,892,917)    954,815     (217,507)     1,157
                                                     -----------    ----------    -----------    --------    ---------    -------
       Net gain (loss) on investments..............   (1,747,490)    1,091,881     (1,452,820)    958,321     (131,266)     1,348
                                                     -----------    ----------    -----------    --------    ---------    -------
          Net increase (decrease) in contract
            owners' equity from operations.........  $(1,600,628)   $1,084,070    $(1,367,492)   $952,360    $ (45,206)   $ 1,913
                                                     ===========    ==========    ===========    ========    =========    =======

                                                                            STRONG VARIABLE ANNUITY FUNDS
                                                     ----------------------------------------------------------------------------
                                                          OPPORTUNITY II               SCHAFER VALUE            MID-CAP GROWTH
                                                            SUBACCOUNT                  SUBACCOUNT                SUBACCOUNT
                                                     -------------------------    -----------------------    --------------------
                                                        2000         1999(b)         2000        1999(b)       2000       1999(b)
                                                     -----------    ----------    -----------    --------    ---------    -------
Investment activity:
  Reinvested dividends.............................  $     1,087    $        0    $     1,025    $     20    $       0    $     0
  Risk & administrative expense (note 4)...........       (1,814)           (3)        (1,385)         (3)      (9,537)      (107)
                                                     -----------    ----------    -----------    --------    ---------    -------
       Net investment activity.....................         (727)           (3)          (360)         17       (9,537)      (107)
                                                     -----------    ----------    -----------    --------    ---------    -------
  Realized & unrealized gain (loss) on investments:
     Reinvested capital gains......................       57,424             0              0          91      128,565          0
     Realized gain (loss)..........................        1,395             0          5,741          36      (44,438)       453
     Unrealized gain (loss)........................      (56,037)          246          3,339        (122)    (512,724)    25,711
                                                     -----------    ----------    -----------    --------    ---------    -------
       Net gain (loss) on investments..............        2,782           246          9,080           5     (428,597)    26,164
                                                     -----------    ----------    -----------    --------    ---------    -------
          Net increase (decrease) in contract
            owners' equity from operations.........  $     2,055    $      243    $     8,720    $     22    $(438,134)   $26,057
                                                     ===========    ==========    ===========    ========    =========    =======

---------------

(a) Period from May 3, 1999, date of commencement of operations.

(b) Period from November 1, 1999, date of commencement of operations.
   The accompanying notes are an integral part of these financial statements.

Form 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS

                                           For the Three Years Ended December 31

                                                                                      GOLDMAN SACHS
                                                         ------------------------------------------------------------------------
                                                           VIT GROWTH & INCOME      VIT CORE US EQUITY       VIT CAPITAL GROWTH
                                                               SUBACCOUNT               SUBACCOUNT               SUBACCOUNT
                                                         -----------------------    -------------------    ----------------------
                                                            2000        1999(a)       2000      1999(b)      2000       1999(b)
                                                         ----------    ---------    --------    -------    --------    ----------
Investment activity:
  Reinvested dividends.................................   $  3,377     $   7,699    $    597    $    25    $    352     $    18
  Risk & administrative expense (note 4)...............     (6,515)       (1,357)       (295)        (4)     (1,062)        (12)
                                                          --------     ---------    --------    -------    --------     -------
       Net investment activity.........................     (3,138)        6,342         302         21        (710)          6
                                                          --------     ---------    --------    -------    --------     -------
  Realized & unrealized gain (loss) on investments:
     Reinvested capital gains..........................          0             0         532         88      18,774         521
     Realized gain (loss)..............................        621        (1,291)     (2,349)       (15)    (19,834)        415
     Unrealized gain (loss)............................    (43,928)        5,904      (7,110)       283     (12,242)        472
                                                          --------     ---------    --------    -------    --------     -------
       Net gain (loss) on investments..................    (43,307)        4,613      (8,927)       356     (13,302)      1,408
                                                          --------     ---------    --------    -------    --------     -------
          Net increase (decrease) in contract owners'
            equity from operations.....................   $(46,445)    $  10,955    $ (8,625)   $   377    $(14,012)    $ 1,414
                                                          ========     =========    ========    =======    ========     =======

                                                           MORGAN
                                                          STANLEY                                                         PBHG
                                                         ----------                 LAZARD RETIREMENT                  ----------
                                                          US REAL      --------------------------------------------      TECH &
                                                           ESTATE         EMERGING MARKET            SMALL CAP            COMM
                                                         SUBACCOUNT         SUBACCOUNT              SUBACCOUNT         SUBACCOUNT
                                                         ----------    ---------------------    -------------------    ----------
                                                          2000(b)        2000       1999(b)      2000      1999(b)      2000(c)
                                                         ----------    ---------    --------    -------    --------    ----------
Investment activity:
  Reinvested dividends.................................   $  5,701     $   1,042    $  1,046    $   565    $      3     $     0
  Risk & administrative expense (note 4)...............     (2,007)       (4,427)       (606)    (1,132)         (5)         (3)
                                                          --------     ---------    --------    -------    --------     -------
       Net investment activity.........................      3,694        (3,385)        440       (567)         (2)         (3)
                                                          --------     ---------    --------    -------    --------     -------
  Realized & unrealized gain (loss) on investments:
     Reinvested capital gains..........................      1,579        22,252           0      2,158          37           0
     Realized gain (loss)..............................     14,632         7,737       5,449      3,588           0        (138)
     Unrealized gain (loss)............................     19,989      (226,158)    107,388     22,274         536      (1,276)
                                                          --------     ---------    --------    -------    --------     -------
       Net gain (loss) on investments..................     36,200      (196,169)    112,837     28,020         573      (1,414)
                                                          --------     ---------    --------    -------    --------     -------
          Net increase (decrease) in contract owners'
            equity from operations.....................   $ 39,894     $(199,554)   $113,277    $27,453    $    571     $(1,417)
                                                          ========     =========    ========    =======    ========     =======

---------------

(a) Period from May 3, 1999, date of commencement of operations.

(b) Period from November 1, 1999, date of commencement of operations.

(c) Period from May 1, 2000, date of commencement of operations.
   The accompanying notes are an integral part of these financial statements.

Form 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS

                                           For the Three Years Ended December 31

                                                                                             JANUS ASPEN SERIES SERVICE SHARES
                                                     FIDELITY VIP SERVICE CL 2             --------------------------------------
                                             ------------------------------------------                  WORLDWIDE
                                             MID-CAP III    CONTRAFUND II      GROWTH        GROWTH        GROWTH        GROWTH
                                             SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                             -----------    -------------    ----------    ----------    ----------    ----------
                                               2000(a)         2000(a)        2000(a)       2000(a)       2000(a)       2000(a)
                                             -----------    -------------    ----------    ----------    ----------    ----------
Investment activity:
  Reinvested dividends.....................     $ 30            $  0           $   0        $     0       $    26         $408
  Risk & administrative expense (note 4)...       (3)            (11)            (13)           (52)          (41)         (42)
                                                ----            ----           -----        -------       -------         ----
       Net investment activity.............       27             (11)            (13)           (52)          (15)         366
                                                ----            ----           -----        -------       -------         ----
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains..............        0               0               0              0             0            0
     Realized gain (loss)..................        4              (2)           (208)          (225)          133          (72)
     Unrealized gain (loss)................      214             (70)           (546)        (6,790)       (3,273)         309
                                                ----            ----           -----        -------       -------         ----
       Net gain (loss) on investments......      218             (72)           (754)        (7,015)       (3,140)         237
                                                ----            ----           -----        -------       -------         ----
          Net increase (decrease) in
            contract owners' equity from
            operations.....................     $245            $(83)          $(767)       $(7,067)      $(3,155)        $603
                                                ====            ====           =====        =======       =======         ====

---------------

(a) Period from May 1, 2000, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

Form 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                           For the Three Years Ended December 31

                                                        EQUITY                                 MONEY MARKET
                                                      SUBACCOUNT                                SUBACCOUNT
                                        ---------------------------------------   ---------------------------------------
                                           2000          1999          1998          2000          1999          1998
                                        -----------   -----------   -----------   -----------   -----------   -----------
Increase (decrease) in contract
  owners' equity from operations:
  Net investment activity.............  $ 1,620,966   $  (132,325)  $   151,990   $   192,606   $   133,361   $    79,104
  Reinvested capital gains............      115,765    13,411,033       582,686             0             0             0
  Realized gain (loss)................     (207,654)    1,165,160       433,578         7,486       (31,917)       (1,729)
  Unrealized gain (loss)..............   (4,169,717)   (8,842,357)      276,272             0             0             0
                                        -----------   -----------   -----------   -----------   -----------   -----------
      Net increase (decrease) in
         contract owners' equity from
         operations...................   (2,640,640)    5,601,511     1,444,526       200,092       101,444        77,375
                                        -----------   -----------   -----------   -----------   -----------   -----------
Equity transactions:
  Sales:
    Contract purchase payments........    4,670,530     5,012,273     5,167,419    13,710,439     6,289,867     9,924,762
    Transfers from fixed & other
      subaccounts.....................    4,078,552     2,442,831     1,599,312     4,708,475     5,592,228     2,863,761
                                        -----------   -----------   -----------   -----------   -----------   -----------
                                          8,749,082     7,455,104     6,766,731    18,418,914    11,882,095    12,788,523
                                        -----------   -----------   -----------   -----------   -----------   -----------
  Redemptions:
    Withdrawals, surrenders & contract
      charges (note 5)................    1,045,421     1,283,863       975,495       470,954        22,532        48,825
    Transfers to fixed & other
      subaccounts.....................    4,454,560     6,010,815     2,231,174    17,491,135    11,367,686     9,721,391
    Cost of insurance & administrative
      fee (note 5)....................    1,947,740     2,060,563     2,044,300       411,763       283,708       257,277
                                        -----------   -----------   -----------   -----------   -----------   -----------
                                          7,447,721     9,355,241     5,250,969    18,373,852    11,673,926    10,027,493
                                        -----------   -----------   -----------   -----------   -----------   -----------
      Net equity transactions.........    1,301,361    (1,900,137)    1,515,762        45,062       208,169     2,761,030
                                        -----------   -----------   -----------   -----------   -----------   -----------
         Net change in contract
           owners' equity.............   (1,339,279)    3,701,374     2,960,288       245,154       309,613     2,838,405
Contract owners' equity:
  Beginning of period.................   34,867,446    31,166,072    28,205,784     4,377,995     4,068,382     1,229,977
                                        -----------   -----------   -----------   -----------   -----------   -----------
  End of period.......................  $33,528,167   $34,867,446   $31,166,072   $ 4,623,149   $ 4,377,995   $ 4,068,382
                                        ===========   ===========   ===========   ===========   ===========   ===========

                                                        BOND
                                                     SUBACCOUNT
                                        ------------------------------------
                                           2000         1999         1998
                                        ----------   ----------   ----------
Increase (decrease) in contract
  owners' equity from operations:
  Net investment activity.............  $  130,856   $  106,661   $   73,888
  Reinvested capital gains............           0            0            0
  Realized gain (loss)................     (14,604)      (6,506)       2,811
  Unrealized gain (loss)..............      (6,663)    (103,003)     (21,734)
                                        ----------   ----------   ----------
      Net increase (decrease) in
         contract owners' equity from
         operations...................     109,589       (2,848)      54,965
                                        ----------   ----------   ----------
Equity transactions:
  Sales:
    Contract purchase payments........     382,750      419,790      345,106
    Transfers from fixed & other
      subaccounts.....................     890,077      256,378      567,357
                                        ----------   ----------   ----------
                                         1,272,827      676,168      912,463
                                        ----------   ----------   ----------
  Redemptions:
    Withdrawals, surrenders & contract
      charges (note 5)................     112,895      103,237       13,218
    Transfers to fixed & other
      subaccounts.....................     695,738      243,107      129,183
    Cost of insurance & administrative
      fee (note 5)....................     111,329      122,471      100,579
                                        ----------   ----------   ----------
                                           919,962      468,815      242,980
                                        ----------   ----------   ----------
      Net equity transactions.........     352,865      207,353      669,483
                                        ----------   ----------   ----------
         Net change in contract
           owners' equity.............     462,454      204,505      724,448
Contract owners' equity:
  Beginning of period.................   1,878,813    1,674,308      949,860
                                        ----------   ----------   ----------
  End of period.......................  $2,341,267   $1,878,813   $1,674,308
                                        ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

Form 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                           For the Three Years Ended December 31

                                                         OMNI                                  INTERNATIONAL
                                                      SUBACCOUNT                                 SUBACCOUNT
                                        ---------------------------------------   ----------------------------------------
                                           2000          1999          1998           2000          1999          1998
                                        -----------   -----------   -----------   ------------   -----------   -----------
Increase (decrease) in contract
  owners' equity from operations:
  Net investment activity.............  $    47,813   $   169,890   $   218,250   $  3,733,852   $  (125,913)  $   506,357
  Reinvested capital gains............    1,735,033       411,548         1,760      1,504,779             0       695,117
  Realized gain (loss)................      232,416       431,731       332,951        772,321       (55,726)      (45,820)
  Unrealized gain (loss)..............   (3,721,000)      164,688      (101,784)   (11,248,050)   10,000,013      (670,437)
                                        -----------   -----------   -----------   ------------   -----------   -----------
      Net increase (decrease) in
         contract owners' equity from
         operations...................   (1,705,738)    1,177,857       451,177     (5,237,098)    9,818,374       485,217
                                        -----------   -----------   -----------   ------------   -----------   -----------
Equity transactions:
  Sales:
    Contract purchase payments........    1,603,215     2,179,009     2,470,020      2,835,534     3,266,962     4,027,966
    Transfers from fixed & other
      subaccounts.....................      472,834       934,257     2,614,095      1,586,999       954,384       965,930
                                        -----------   -----------   -----------   ------------   -----------   -----------
                                          2,076,049     3,113,266     5,084,115      4,422,533     4,221,346     4,993,896
                                        -----------   -----------   -----------   ------------   -----------   -----------
  Redemptions:
    Withdrawals, surrenders & contract
      charges (note 5)................      485,938       600,731       705,842        811,388       881,527       618,889
    Transfers to fixed & other
      subaccounts.....................    1,769,697     2,971,645     2,318,267      3,003,437     4,697,047     2,112,568
    Cost of insurance & administrative
      fee (note 5)....................      674,733       841,801       802,634      1,184,763     1,206,179     1,348,113
                                        -----------   -----------   -----------   ------------   -----------   -----------
                                          2,930,368     4,414,177     3,826,743      4,999,588     6,784,753     4,079,570
                                        -----------   -----------   -----------   ------------   -----------   -----------
      Net equity transactions.........     (854,319)   (1,300,911)    1,257,372       (577,055)   (2,563,407)      914,326
                                        -----------   -----------   -----------   ------------   -----------   -----------
         Net change in contract
           owners' equity.............   (2,560,057)     (123,054)    1,708,549     (5,814,153)    7,254,967     1,399,543
Contract owners' equity:
  Beginning of period.................   11,808,840    11,931,894    10,223,345     24,120,263    16,865,296    15,465,753
                                        -----------   -----------   -----------   ------------   -----------   -----------
  End of period.......................  $ 9,248,783   $11,808,840   $11,931,894   $ 18,306,110   $24,120,263   $16,865,296
                                        ===========   ===========   ===========   ============   ===========   ===========

                                                CAPITAL APPRECIATION
                                                     SUBACCOUNT
                                        ------------------------------------
                                           2000         1999         1998
                                        ----------   ----------   ----------
Increase (decrease) in contract
  owners' equity from operations:
  Net investment activity.............  $1,051,957   $  125,624   $  109,830
  Reinvested capital gains............       8,097      700,498      539,044
  Realized gain (loss)................     (51,838)      36,655       33,861
  Unrealized gain (loss)..............   1,086,250     (450,311)    (390,779)
                                        ----------   ----------   ----------
      Net increase (decrease) in
         contract owners' equity from
         operations...................   2,094,466      412,466      291,956
                                        ----------   ----------   ----------
Equity transactions:
  Sales:
    Contract purchase payments........   1,419,211    1,870,385    2,206,184
    Transfers from fixed & other
      subaccounts.....................   1,234,985      851,618      951,520
                                        ----------   ----------   ----------
                                         2,654,196    2,722,003    3,157,704
                                        ----------   ----------   ----------
  Redemptions:
    Withdrawals, surrenders & contract
      charges (note 5)................     240,255      262,934      170,616
    Transfers to fixed & other
      subaccounts.....................   2,558,696    1,789,041      518,403
    Cost of insurance & administrative
      fee (note 5)....................     466,538      574,371      548,283
                                        ----------   ----------   ----------
                                         3,265,489    2,626,346    1,237,302
                                        ----------   ----------   ----------
      Net equity transactions.........    (611,293)      95,657    1,920,402
                                        ----------   ----------   ----------
         Net change in contract
           owners' equity.............   1,483,173      508,123    2,212,358
Contract owners' equity:
  Beginning of period.................   7,587,944    7,079,821    4,867,463
                                        ----------   ----------   ----------
  End of period.......................  $9,071,117   $7,587,944   $7,079,821
                                        ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

Form 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                           For the Three Years Ended December 31

                                                         SMALL CAP                       INTERNATIONAL SMALL COMPANY
                                                         SUBACCOUNT                              SUBACCOUNT
                                           --------------------------------------   -------------------------------------
                                              2000          1999          1998         2000          1999         1998
                                           -----------   -----------   ----------   -----------   ----------   ----------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity................  $ 1,514,140   $  (100,544)  $  (54,057)  $   (37,705)  $  (20,937)  $   40,334
  Reinvested capital gains...............    2,858,005     5,797,375          107       245,250      479,458      180,539
  Realized gain (loss)...................      707,796       307,091       57,223       141,064      202,058        8,238
  Unrealized gain (loss).................   (7,883,839)    5,205,819      930,451    (2,137,347)   1,832,353     (187,295)
                                           -----------   -----------   ----------   -----------   ----------   ----------
      Net increase (decrease) in contract
         owners' equity from
         operations......................   (2,803,898)   11,209,741      933,724    (1,788,738)   2,492,932       41,816
                                           -----------   -----------   ----------   -----------   ----------   ----------
Equity transactions:
  Sales:
    Contract purchase payments...........    3,193,041     2,645,343    2,614,149       777,303      603,036      666,312
    Transfers from fixed & other
      subaccounts........................    4,154,635     3,174,822    1,096,254     1,404,836    1,743,233      218,614
                                           -----------   -----------   ----------   -----------   ----------   ----------
                                             7,347,676     5,820,165    3,710,403     2,182,139    2,346,269      884,926
                                           -----------   -----------   ----------   -----------   ----------   ----------
  Redemptions:
    Withdrawals, surrenders & contract
      charges (note 5)...................      745,585       515,999      258,338       102,112      109,397       56,018
    Transfers to fixed & other
      subaccounts........................    4,614,163     2,004,103      795,000     1,004,126    1,506,122      219,547
    Cost of insurance & administrative
      fee (note 5).......................    1,380,374     1,018,712      705,650       275,798      207,469      178,599
                                           -----------   -----------   ----------   -----------   ----------   ----------
                                             6,740,122     3,538,814    1,758,988     1,382,036    1,822,988      454,164
                                           -----------   -----------   ----------   -----------   ----------   ----------
      Net equity transactions............      607,554     2,281,351    1,951,415       800,103      523,281      430,762
                                           -----------   -----------   ----------   -----------   ----------   ----------
         Net change in contract owners'
           equity........................   (2,196,344)   13,491,092    2,885,139      (988,635)   3,016,213      472,578
Contract owners' equity:
  Beginning of period....................   22,741,130     9,250,038    6,364,899     5,060,766    2,044,553    1,571,975
                                           -----------   -----------   ----------   -----------   ----------   ----------
  End of period..........................  $20,544,786   $22,741,130   $9,250,038   $ 4,072,131   $5,060,766   $2,044,553
                                           ===========   ===========   ==========   ===========   ==========   ==========

                                                     AGGRESSIVE GROWTH
                                                        SUBACCOUNT
                                           -------------------------------------
                                              2000          1999         1998
                                           -----------   ----------   ----------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity................  $   (31,124)  $  (26,551)  $  (23,847)
  Reinvested capital gains...............           --            0      258,472
  Realized gain (loss)...................       20,259      (41,002)      22,270
  Unrealized gain (loss).................   (1,336,236)     248,666       (6,276)
                                           -----------   ----------   ----------
      Net increase (decrease) in contract
         owners' equity from
         operations......................   (1,347,101)     181,113      250,619
                                           -----------   ----------   ----------
Equity transactions:
  Sales:
    Contract purchase payments...........    1,065,456    1,136,033    1,348,654
    Transfers from fixed & other
      subaccounts........................      807,385      499,516      423,659
                                           -----------   ----------   ----------
                                             1,872,841    1,635,549    1,772,313
                                           -----------   ----------   ----------
  Redemptions:
    Withdrawals, surrenders & contract
      charges (note 5)...................       99,671      182,042       86,262
    Transfers to fixed & other
      subaccounts........................      480,461    1,139,574      460,387
    Cost of insurance & administrative
      fee (note 5).......................      296,749      338,621      347,236
                                           -----------   ----------   ----------
                                               876,881    1,660,237      893,885
                                           -----------   ----------   ----------
      Net equity transactions............      995,960      (24,688)     878,428
                                           -----------   ----------   ----------
         Net change in contract owners'
           equity........................     (351,141)     156,425    1,129,047
Contract owners' equity:
  Beginning of period....................    3,990,634    3,834,209    2,705,162
                                           -----------   ----------   ----------
  End of period..........................  $ 3,639,493   $3,990,634   $3,834,209
                                           ===========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

Form 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                           For the Three Years Ended December 31

                                                      CORE GROWTH                           GROWTH & INCOME
                                                      SUBACCOUNT                               SUBACCOUNT
                                         -------------------------------------   --------------------------------------
                                            2000          1999         1998         2000          1999          1998
                                         -----------   ----------   ----------   -----------   -----------   ----------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity..............  $   438,416   $  (14,942)  $   (7,627)  $ 1,337,235   $   (43,039)  $   13,260
  Reinvested capital gains.............      235,726      763,382            0       389,114     1,905,785            0
  Realized gain (loss).................      147,702      115,808        1,725       396,768        74,709       10,734
  Unrealized gain (loss)...............   (1,923,525)     875,700      101,913    (3,347,968)    2,666,425      252,938
                                         -----------   ----------   ----------   -----------   -----------   ----------
      Net increase (decrease) in
         contract owners' equity from
         operations....................   (1,101,681)   1,739,948       96,011    (1,224,851)    4,603,880      276,932
                                         -----------   ----------   ----------   -----------   -----------   ----------
Equity transactions:
  Sales:
    Contract purchase payments.........      781,387      438,214      459,093     2,767,462     2,601,488    2,034,257
    Transfers from fixed & other
      subaccounts......................    2,115,317    1,317,575      378,819     2,055,031     2,589,201    2,464,502
                                         -----------   ----------   ----------   -----------   -----------   ----------
                                           2,896,704    1,755,789      837,912     4,822,493     5,190,689    4,498,759
                                         -----------   ----------   ----------   -----------   -----------   ----------
  Redemptions:
    Withdrawals, surrenders & contract
      charges (note 5).................      146,070       82,138       16,609       217,604       263,243       37,971
    Transfers to fixed & other
      subaccounts......................      831,867      853,515      327,440     2,487,842     1,254,948      582,153
    Cost of insurance & administrative
      fee (note 5).....................      281,960      166,365      117,857       818,039       645,343      376,090
                                         -----------   ----------   ----------   -----------   -----------   ----------
                                           1,259,897    1,102,018      461,906     3,523,485     2,163,534      996,214
                                         -----------   ----------   ----------   -----------   -----------   ----------
      Net equity transactions..........    1,636,807      653,771      376,006     1,299,008     3,027,155    3,502,545
                                         -----------   ----------   ----------   -----------   -----------   ----------
         Net change in contract owners'
           equity......................      535,126    2,393,719      472,017        74,157     7,631,035    3,779,477
Contract owners' equity:
  Beginning of period..................    3,690,169    1,296,450      824,433    13,253,157     5,622,122    1,842,645
                                         -----------   ----------   ----------   -----------   -----------   ----------
  End of period........................  $ 4,225,295   $3,690,169   $1,296,450   $13,327,314   $13,253,157   $5,622,122
                                         ===========   ==========   ==========   ===========   ===========   ==========

                                                     S&P 500 INDEX
                                                       SUBACCOUNT
                                         --------------------------------------
                                            2000          1999          1998
                                         -----------   -----------   ----------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity..............  $   447,484   $   252,331   $   81,883
  Reinvested capital gains.............      153,012     1,388,105      328,825
  Realized gain (loss).................      184,103       199,621       20,356
  Unrealized gain (loss)...............   (2,865,408)    1,477,659      619,923
                                         -----------   -----------   ----------
      Net increase (decrease) in
         contract owners' equity from
         operations....................   (2,080,809)    3,317,716    1,050,987
                                         -----------   -----------   ----------
Equity transactions:
  Sales:
    Contract purchase payments.........    4,645,540     5,028,217    2,194,159
    Transfers from fixed & other
      subaccounts......................    3,634,503     7,673,684    4,432,311
                                         -----------   -----------   ----------
                                           8,280,043    12,701,901    6,626,470
                                         -----------   -----------   ----------
  Redemptions:
    Withdrawals, surrenders & contract
      charges (note 5).................      559,946       491,958      110,446
    Transfers to fixed & other
      subaccounts......................    4,573,493     3,445,258      714,255
    Cost of insurance & administrative
      fee (note 5).....................    1,338,769     1,121,691      407,189
                                         -----------   -----------   ----------
                                           6,472,208     5,058,907    1,231,890
                                         -----------   -----------   ----------
      Net equity transactions..........    1,807,835     7,642,994    5,394,580
                                         -----------   -----------   ----------
         Net change in contract owners'
           equity......................     (272,974)   10,960,710    6,445,567
Contract owners' equity:
  Beginning of period..................   18,673,763     7,713,053    1,267,486
                                         -----------   -----------   ----------
  End of period........................  $18,400,789   $18,673,763   $7,713,053
                                         ===========   ===========   ==========

   The accompanying notes are an integral part of these financial statements.

Form 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                           For the Three Years Ended December 31

                                                                                                     EQUITY
                                                   SOCIAL AWARENESS               BLUE CHIP          INCOME        HIGH INCOME
                                                      SUBACCOUNT                  SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                           --------------------------------   ------------------   ----------   -----------------
                                             2000       1999        1998        2000     1999(b)    2000(b)      2000     1999(b)
                                           --------   ---------   ---------   --------   -------   ----------   -------   -------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity................  $ (3,192)  $  (1,286)  $    (957)  $    237    $  0      $   249     $ 2,109   $   509
  Reinvested capital gains...............        --           0           0         36       1            0           0         0
  Realized gain (loss)...................    18,177     (62,411)    (31,042)       314       0          104      (3,189)        1
  Unrealized gain (loss).................   (57,196)    131,316    (102,278)    12,621      10       (7,151)     (3,154)     (347)
                                           --------   ---------   ---------   --------    ----      -------     -------   -------
      Net increase (decrease) in contract
         owners' equity from operations..   (42,211)     67,619    (134,277)    13,208      11       (6,798)     (4,234)      163
                                           --------   ---------   ---------   --------    ----      -------     -------   -------
Equity transactions:
  Sales:
    Contract purchase payments...........   119,062     158,628     292,044     43,866       0       10,616      16,548         0
    Transfers from fixed & other
      subaccounts........................    42,430     116,135     229,481    574,678     462       64,053      71,928    58,507
                                           --------   ---------   ---------   --------    ----      -------     -------   -------
                                            161,492     274,763     521,525    618,544     462       74,669      88,476    58,507
                                           --------   ---------   ---------   --------    ----      -------     -------   -------
  Redemptions:
    Withdrawals, surrenders & contract
      charges (note 5)...................    11,651       6,911       7,059          0       0            0         544       171
    Transfers to fixed & other
      subaccounts........................   176,361     363,431     148,460    270,311       0        9,767      77,466         0
    Cost of insurance & administrative
      fee (note 5).......................    28,181      36,077      37,586     10,032       5        2,526       3,120        62
                                           --------   ---------   ---------   --------    ----      -------     -------   -------
                                            216,193     406,419     193,105    280,343       5       12,293      81,130       233
                                           --------   ---------   ---------   --------    ----      -------     -------   -------
      Net equity transactions............   (54,701)   (131,656)    328,420    338,201     457       62,376       7,346    58,274
                                           --------   ---------   ---------   --------    ----      -------     -------   -------
         Net change in contract owners'
           equity........................   (96,912)    (64,037)    194,143    351,409     468       55,578       3,112    58,437
Contract owners' equity:
  Beginning of period....................   465,325     529,362     335,219        468       0            0      58,437         0
                                           --------   ---------   ---------   --------    ----      -------     -------   -------
  End of period..........................  $368,413   $ 465,325   $ 529,362   $351,877    $468      $55,578     $61,549   $58,437
                                           ========   =========   =========   ========    ====      =======     =======   =======

---------------

(b) Period from November 1, 1999, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

Form 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                           For the Three Years Ended December 31

                                                                           NASDAQ
                                                    CAPITAL GROWTH          100
                                                      SUBACCOUNT         SUBACCOUNT
                                                 ---------------------   ----------
                                                    2000      1999(a)     2000(b)
                                                 ----------   --------   ----------
Increase (decrease) in contract owners' equity
  from operations:
  Net investment activity......................  $  (14,838)  $    (84)   $   (10)
  Reinvested capital gains.....................       1,346     25,879          0
  Realized gain (loss).........................    (108,562)       776        (66)
  Unrealized gain (loss).......................    (872,475)    (6,339)    (3,269)
                                                 ----------   --------    -------
      Net increase (decrease) in contract
         owners' equity from operations........    (994,529)    20,232     (3,345)
                                                 ----------   --------    -------
Equity transactions:
  Sales:
    Contract purchase payments.................     741,707     16,540        256
    Transfers from fixed & other subaccounts...   3,086,418    284,457     25,254
                                                 ----------   --------    -------
                                                  3,828,125    300,997     25,510
                                                 ----------   --------    -------
  Redemptions:
    Withdrawals, surrenders & contract charges
      (note 5).................................      46,486        261          0
    Transfers to fixed & other subaccounts.....   1,014,430     22,030        291
    Cost of insurance & administrative fee
      (note 5).................................     107,687        620        246
                                                 ----------   --------    -------
                                                  1,168,603     22,911        537
                                                 ----------   --------    -------
      Net equity transactions..................   2,659,522    278,086     24,973
                                                 ----------   --------    -------
         Net change in contract owners'
           equity..............................   1,664,993    298,318     21,628
Contract owners' equity:
  Beginning of period..........................     298,318          0          0
                                                 ----------   --------    -------
  End of period................................  $1,963,311   $298,318    $21,628
                                                 ==========   ========    =======

                                                                      JANUS ASPEN INSTITUTIONAL SHARES
                                                 --------------------------------------------------------------------------
                                                          GROWTH                WORLDWIDE GROWTH             BALANCE
                                                        SUBACCOUNT                 SUBACCOUNT               SUBACCOUNT
                                                 ------------------------   ------------------------   --------------------
                                                    2000        1999(a)        2000        1999(a)        2000      1999(a)
                                                 -----------   ----------   -----------   ----------   ----------   -------
Increase (decrease) in contract owners' equity
  from operations:
  Net investment activity......................  $   146,862   $   (7,811)  $    85,328   $   (5,961)  $   86,060   $   565
  Reinvested capital gains.....................      495,036        6,806       428,233            0       89,771         0
  Realized gain (loss).........................       59,863        9,588        11,864        3,506       (3,530)      191
  Unrealized gain (loss).......................   (2,302,389)   1,075,487    (1,892,917)     954,815     (217,507)    1,157
                                                 -----------   ----------   -----------   ----------   ----------   -------
      Net increase (decrease) in contract
         owners' equity from operations........   (1,600,628)   1,084,070    (1,367,492)     952,360      (45,206)    1,913
                                                 -----------   ----------   -----------   ----------   ----------   -------
Equity transactions:
  Sales:
    Contract purchase payments.................    2,551,945    1,227,956     1,773,660      447,177      331,533       950
    Transfers from fixed & other subaccounts...    3,877,486    4,493,684     3,882,468    2,495,368    2,897,065    69,482
                                                 -----------   ----------   -----------   ----------   ----------   -------
                                                   6,429,431    5,721,640     5,656,128    2,942,545    3,228,598    70,432
                                                 -----------   ----------   -----------   ----------   ----------   -------
  Redemptions:
    Withdrawals, surrenders & contract charges
      (note 5).................................      120,779       69,942        54,225       18,171       32,186         0
    Transfers to fixed & other subaccounts.....    1,629,753      388,605       703,431      119,927    1,018,062         0
    Cost of insurance & administrative fee
      (note 5).................................      584,235      147,785       413,670       70,180       88,356       160
                                                 -----------   ----------   -----------   ----------   ----------   -------
                                                   2,334,767      606,332     1,171,326      208,278    1,138,604       160
                                                 -----------   ----------   -----------   ----------   ----------   -------
      Net equity transactions..................    4,094,664    5,115,308     4,484,802    2,734,267    2,089,994    70,272
                                                 -----------   ----------   -----------   ----------   ----------   -------
         Net change in contract owners'
           equity..............................    2,494,036    6,199,378     3,117,310    3,686,627    2,044,788    72,185
Contract owners' equity:
  Beginning of period..........................    6,199,378            0     3,686,627            0       72,185         0
                                                 -----------   ----------   -----------   ----------   ----------   -------
  End of period................................  $ 8,693,414   $6,199,378   $ 6,803,937   $3,686,627   $2,116,973   $72,185
                                                 ===========   ==========   ===========   ==========   ==========   =======

---------------

(a) Period from November 1, 1999, date of commencement of operations.

(b)Period from October 16, 1999, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

Form 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                           For the Three Years Ended December 31

                                                                  STRONG VARIABLE ANNUITY FUNDS                        MORGAN
                                                 ---------------------------------------------------------------      STANLEY
                                                   OPPORTUNITY II       SCHAFER VALUE         MID-CAP GROWTH       US REAL ESTATE
                                                     SUBACCOUNT           SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                 ------------------   ------------------   ---------------------   --------------
                                                   2000     1999(a)     2000     1999(a)      2000      1999(a)       2000(a)
                                                 --------   -------   --------   -------   ----------   --------   --------------
Increase (decrease) in contract owners' equity
  from operations:
  Net investment activity......................  $   (727)  $   (3)   $   (360)  $   17    $   (9,537)  $   (107)     $  3,694
  Reinvested capital gains.....................    57,424        0           0       91       128,565          0         1,579
  Realized gain (loss).........................     1,395        0       5,741       36       (44,438)       453        14,632
  Unrealized gain (loss).......................   (56,037)     246       3,339     (122)     (512,724)    25,711        19,989
                                                 --------   ------    --------   ------    ----------   --------      --------
      Net increase (decrease) in contract
         owners' equity from operations........     2,055      243       8,720       22      (438,134)    26,057        39,894
                                                 --------   ------    --------   ------    ----------   --------      --------
Equity transactions:
  Sales:
    Contract purchase payments.................    37,104       27      14,030       69       377,416      4,910        41,735
    Transfers from fixed & other subaccounts...   958,375    3,529     471,607    8,647     2,075,912    277,711       855,067
                                                 --------   ------    --------   ------    ----------   --------      --------
                                                  995,479    3,556     485,637    8,716     2,453,328    282,621       896,802
                                                 --------   ------    --------   ------    ----------   --------      --------
  Redemptions:
    Withdrawals, surrenders & contract charges
      (note 5).................................       (73)       0           0        0        39,626          0             0
    Transfers to fixed & other subaccounts.....   493,700      795     260,292        0       427,194     15,869       609,947
    Cost of insurance & administrative fee
      (note 5).................................    13,246       34       7,471       13        86,420        735        10,160
                                                 --------   ------    --------   ------    ----------   --------      --------
                                                  506,873      829     267,763       13       553,240     16,604       620,107
                                                 --------   ------    --------   ------    ----------   --------      --------
      Net equity transactions..................   488,606    2,727     217,874    8,703     1,900,088    266,017       276,695
                                                 --------   ------    --------   ------    ----------   --------      --------
         Net change in contract owners'
           equity..............................   490,661    2,970     226,594    8,725     1,461,954    292,074       316,589
Contract owners' equity:
  Beginning of period..........................     2,970        0       8,725        0       292,074          0             0
                                                 --------   ------    --------   ------    ----------   --------      --------
  End of period................................  $493,631   $2,970    $235,319   $8,725    $1,754,028   $292,074      $316,589
                                                 ========   ======    ========   ======    ==========   ========      ========

(a)Period from November 1, 1999, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

Form 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                           For the Three Years Ended December 31

                                                                     GOLDMAN SACHS                            LAZARD RETIREMENT
                                             -------------------------------------------------------------   --------------------
                                             VIT GROWTH & INCOME   VIT CORE US EQUITY   VIT CAPITAL GROWTH     EMERGING MARKET
                                                 SUBACCOUNT            SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                             -------------------   ------------------   ------------------   --------------------
                                               2000     1999(a)      2000     1999(b)     2000     1999(b)     2000      1999(b)
                                             --------   --------   --------   -------   --------   -------   ---------   --------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity..................  $ (3,138)  $  6,342   $    302   $    21   $   (710)  $     6   $  (3,385)  $    440
  Reinvested capital gains.................         0          0        532        88     18,774       521      22,252          0
  Realized gain (loss).....................       621     (1,291)    (2,349)      (15)   (19,834)      415       7,737      5,449
  Unrealized gain (loss)...................   (43,928)     5,904     (7,110)      283    (12,242)      472    (226,158)   107,388
                                             --------   --------   --------   -------   --------   -------   ---------   --------
      Net increase (decrease) in contract
         owners' equity from operations....   (46,445)    10,955     (8,625)      377    (14,012)    1,414    (199,554)   113,277
                                             --------   --------   --------   -------   --------   -------   ---------   --------
Equity transactions:
  Sales:
    Contract purchase payments.............   253,791    224,791     15,510        27     84,246       506     184,715     22,776
    Transfers from fixed & other
      subaccounts..........................   269,811    587,752     92,863    11,931    448,729    27,948     124,287    563,737
                                             --------   --------   --------   -------   --------   -------   ---------   --------
                                              523,602    812,543    108,373    11,958    532,975    28,454     309,002    586,513
                                             --------   --------   --------   -------   --------   -------   ---------   --------
  Redemptions:
    Withdrawals, surrenders & contract
      charges (note 5).....................    20,900       (148)         0         0          0         0       9,069        536
    Transfers to fixed & other
      subaccounts..........................   161,300    121,177      7,457     4,541    343,858    15,776      87,386    108,799
    Cost of insurance & administrative fee
      (note 5).............................    61,304     14,869      3,969        22     12,671        86      43,168      6,614
                                             --------   --------   --------   -------   --------   -------   ---------   --------
                                              243,504    135,898     11,426     4,563    356,529    15,862     139,623    115,949
                                             --------   --------   --------   -------   --------   -------   ---------   --------
      Net equity transactions..............   280,098    676,645     96,947     7,395    176,446    12,592     169,379    470,564
                                             --------   --------   --------   -------   --------   -------   ---------   --------
         Net change in contract owners'
           equity..........................   233,653    687,600     88,322     7,772    162,434    14,006     (30,175)   583,841
Contract owners' equity:
  Beginning of period......................   687,600          0      7,772         0     14,006         0     583,841          0
                                             --------   --------   --------   -------   --------   -------   ---------   --------
  End of period............................  $921,253   $687,600   $ 96,094   $ 7,772   $176,440   $14,006   $ 553,666   $583,841
                                             ========   ========   ========   =======   ========   =======   =========   ========

---------------

(a) Period from May 3, 1999, date of commencement of operations.

(b) Period from November 1, 1999, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

Form 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                           For the Three Years Ended December 31

                                                 LAZARD RETIREMENT       PBHG              FIDELITY VIP SERVICE CL 2
                                                 ------------------   -----------   ----------------------------------------
                                                     SMALL CAP        TECH & COMM   MID-CAP III   CONTRAFUND II     GROWTH
                                                     SUBACCOUNT       SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 ------------------   -----------   -----------   -------------   ----------
                                                   2000     1999(b)     2000(c)       2000(c)        2000(c)       2000(c)
                                                 --------   -------   -----------   -----------   -------------   ----------
Increase (decrease) in contract owners' equity
  from operations:
  Net investment activity......................  $   (567)  $    (2)    $    (3)      $    27        $   (11)      $   (13)
  Reinvested capital gains.....................     2,158        37           0             0              0             0
  Realized gain (loss).........................     3,588         0        (138)            4             (2)         (208)
  Unrealized gain (loss).......................    22,274       536      (1,276)          214            (70)         (546)
                                                 --------   -------     -------       -------        -------       -------
      Net increase (decrease) in contract
         owners' equity from operations........    27,453       571      (1,417)          245            (83)         (767)
                                                 --------   -------     -------       -------        -------       -------
Equity transactions:
  Sales:
    Contract purchase payments.................    38,598       106         197           237              0           128
    Transfers from fixed & other subaccounts...   249,063    42,908      12,211         9,797         13,406        10,340
                                                 --------   -------     -------       -------        -------       -------
                                                  287,661    43,014      12,408        10,034         13,406        10,468
                                                 --------   -------     -------       -------        -------       -------
  Redemptions:
    Withdrawals surrenders & contract charges
      (note 5).................................     1,347         0           0             0              0             0
    Transfers to fixed & other subaccounts.....    88,946         0         194            16              0             0
    Cost of insurance & administrative fee
      (note 5).................................     8,783        63          70           140            117           184
                                                 --------   -------     -------       -------        -------       -------
                                                   99,076        63         264           156            117           184
                                                 --------   -------     -------       -------        -------       -------
      Net equity transactions..................   188,585    42,951      12,144         9,878         13,289        10,284
                                                 --------   -------     -------       -------        -------       -------
         Net change in contract owners'
           equity..............................   216,038    43,522      10,727        10,123         13,206         9,517
Contract owners' equity:
  Beginning of period..........................    43,522         0           0             0              0             0
                                                 --------   -------     -------       -------        -------       -------
  End of period................................  $259,560   $43,522     $10,727       $10,123        $13,206       $ 9,517
                                                 ========   =======     =======       =======        =======       =======

                                                      JANUS ASPEN SERVICE SHARES
                                                 ------------------------------------
                                                              WORLDWIDE
                                                   GROWTH       GROWTH      BALANCED
                                                 SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                 ----------   ----------   ----------
                                                  2000(c)      2000(c)      2000(c)
                                                 ----------   ----------   ----------
Increase (decrease) in contract owners' equity
  from operations:
  Net investment activity......................   $    (52)    $    (15)    $   366
  Reinvested capital gains.....................          0            0           0
  Realized gain (loss).........................       (225)         133         (72)
  Unrealized gain (loss).......................     (6,790)      (3,273)        309
                                                  --------     --------     -------
      Net increase (decrease) in contract
         owners' equity from operations........     (7,067)      (3,155)        603
                                                  --------     --------     -------
Equity transactions:
  Sales:
    Contract purchase payments.................     11,332       10,181       5,761
    Transfers from fixed & other subaccounts...    171,658      100,459      74,679
                                                  --------     --------     -------
                                                   182,990      110,640      80,440
                                                  --------     --------     -------
  Redemptions:
    Withdrawals surrenders & contract charges
      (note 5).................................          0            0           0
    Transfers to fixed & other subaccounts.....     20,934        5,037           0
    Cost of insurance & administrative fee
      (note 5).................................      1,503        1,774         848
                                                  --------     --------     -------
                                                    22,437        6,811         848
                                                  --------     --------     -------
      Net equity transactions..................    160,553      103,829      79,592
                                                  --------     --------     -------
         Net change in contract owners'
           equity..............................    153,486      100,674      80,195
Contract owners' equity:
  Beginning of period..........................          0            0           0
                                                  --------     --------     -------
  End of period................................   $153,486     $100,674     $80,195
                                                  ========     ========     =======

---------------

(b) Period from November 1, 1999, date of commencement of operations.

(c) Period from October 16, 2000, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

Form 5514

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS

(1) BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Ohio National Variable Account R (the Account) is a separate account of The Ohio National Life Assurance Corporation (ONLAC). All obligations arising under variable life insurance contracts are general corporate obligations of ONLAC. ONLAC is a wholly-owned subsidiary of The Ohio National Life Insurance Company. The account has been registered as a unit investment trust under the Investment Company Act of 1940.

   Assets of the Account are invested in portfolio shares of Ohio National Fund, Inc., Janus Aspen Series, Strong Variable Insurance Funds, Inc., Morgan Stanley Universal Funds, Goldman Sachs Variable Insurance Trust, Lazard Retirement Funds and Fidelity VIP Service CL 2 (collectively the Funds). The Funds are diversified open-end management investment companies. The Funds' investments are subject to varying degrees of market, interest and financial risks; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

   Investments are valued at the net asset value of fund shares held at December 31, 2000. Share transactions are recorded on the trade date. Income and capital gain distributions are recorded on the ex-dividend date. Net realized capital gains and losses are determined on the basis of average cost.

   ONLAC performs investment advisory services on behalf of the Ohio National Fund, Inc. and the Dow Target Fund, in which the Account invests. For these services, the Company receives fees from the mutual funds. These fees are paid to an affiliate of the Company.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) INVESTMENTS

   At December 31, 2000 the aggregate cost and number of shares of the underlying funds owned by the respective subaccounts were:

                                                  MONEY                                                        CAPITAL
                                  EQUITY         MARKET          BOND           OMNI        INTERNATIONAL    APPRECIATION
                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                -----------    -----------    ----------    ------------    -------------    ------------
Aggregate Cost................  $38,781,262    $4,623,149     $2,456,799    $10,895,986      $21,146,462      $8,430,668
Number of Shares..............    1,440,461       462,315        238,055        598,859        1,546,124         645,815


                                 SMALL CAP
                                SUBACCOUNT
                                -----------
Aggregate Cost................  $21,536,473
Number of Shares..............      927,823

                                INTERNATIONAL
                                    SMALL        AGGRESSIVE        CORE         GROWTH &        S&P 500        SOCIAL
                                   COMPANY         GROWTH         GROWTH         INCOME          INDEX        AWARENESS
                                 SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                -------------    -----------    ----------    ------------    -----------    -----------
Aggregate Cost................   $ 4,550,457     $4,600,593     $5,174,246    $13,661,911     $19,221,611    $  428,376
Number of Shares..............       306,360        424,827        355,186        891,996       1,310,318        40,980


                                 BLUE CHIP
                                SUBACCOUNT
                                -----------
Aggregate Cost................  $   339,246
Number of Shares..............       33,000

                                                                     (continued)

Form 5514

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                                              JANUS ASPEN
                                                                                             JANUS ASPEN     INSTITUTIONAL
                                                                                            INSTITUTIONAL       SHARES
                                  EQUITY       HIGH INCOME     CAPITAL         NASDAQ          SHARES          WORLDWIDE
                                  INCOME          BOND          GROWTH          100            GROWTH           GROWTH
                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                -----------    -----------    ----------    ------------    -------------    -------------
Aggregate Cost................  $    62,729    $   65,050     $2,842,125    $    24,897      $ 9,920,316       $7,742,039
Number of Shares..............        5,191         7,678         94,773          3,552          328,301          183,990


                                 JANUS ASPEN
                                INSTITUTIONAL
                                   SHARES
                                  BALANCED
                                 SUBACCOUNT
                                -------------
Aggregate Cost................   $ 2,333,324
Number of Shares..............        87,082

                                                                                                 GOLDMAN        GOLDMAN
                                                    STRONG         STRONG         MORGAN        SACHS VIT      SACHS VIT
                                    STRONG          SCHAFER       MID-CAP       STANLEY US      GROWTH &        CORE US
                                OPPORTUNITY II     VALUE II      GROWTH II     REAL ESTATE       INCOME         EQUITY
                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                --------------    -----------    ----------    ------------    -----------    -----------
Aggregate Cost................   $   549,422      $  232,102     $2,241,041    $   296,600     $   959,277    $  102,921
Number of Shares..............        20,620          24,037         74,135         27,506          89,096         7,700

                                  GOLDMAN
                                 SACHS VIT
                                  CAPITAL
                                  GROWTH
                                SUBACCOUNT
                                -----------
Aggregate Cost................  $   188,210
Number of Shares..............       14,594

                                  LAZARD                                    FIDELITY VIP    FIDELITY VIP     FIDELITY
                                RETIREMENT       LAZARD          PBHG         SERVICE         SERVICE       VIP SERVICE
                                 EMERGING      RETIREMENT       TECH &          CL 2            CL 2           CL 2
                                  MARKET        SMALL CAP        COMM         MID-CAP        CONTRAFUND       GROWTH
                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                -----------    -----------    ----------    ------------    ------------    -----------
Aggregate Cost................  $   672,435    $  236,750     $   12,003    $     9,909     $    13,276     $   10,063
Number of Shares..............       72,947        22,090            433            501             559            219

                                JANUS ASPEN
                                  SERVICE
                                  SHARES
                                  GROWTH
                                SUBACCOUNT
                                -----------
Aggregate Cost................  $   160,276
Number of Shares..............        5,823

                            JANUS ASPEN
                              SERVICE      JANUS ASPEN
                              SHARES         SERVICE
                             WORLDWIDE       SHARES
                              GROWTH        BALANCED
                            SUBACCOUNT     SUBACCOUNT
                            -----------    -----------
Aggregate Cost............  $   103,947    $   79,886
Number of Shares..........        2,738         3,217

(3) CONTRACTS IN ACCUMULATION PERIOD

   At December 31, 2000 the accumulation units and value per unit of the respective subaccounts and products were:

                                                       ACCUMULATION UNITS    VALUE PER UNIT       VALUE
                                                       ------------------    --------------    -----------
EQUITY SUBACCOUNT....................................      992,624.6611         33.777286      $33,528,167
MONEY MARKET SUBACCOUNT..............................      241,942.2027         19.108485      $ 4,623,149
BOND SUBACCOUNT......................................      107,022.8419         21.876334      $ 2,341,267
OMNI SUBACCOUNT......................................      352,905.7882         26.207514      $ 9,248,783
INTERNATIONAL SUBACCOUNT.............................      809,614.0253         22.610910      $18,306,110
CAPITAL APPRECIATION SUBACCOUNT......................      393,331.8507         23.062248      $ 9,071,117
SMALL CAP SUBACCOUNT.................................      606,631.8021         33.866978      $20,544,786
INTERNATIONAL SMALL COMPANY SUBACCOUNT...............      207,194.5817         19.653655      $ 4,072,131
AGGRESSIVE GROWTH SUBACCOUNT.........................      318,529.6915         11.425914      $ 3,639,493
CORE GROWTH SUBACCOUNT...............................      242,290.2647         17.438980      $ 4,225,295
GROWTH & INCOME SUBACCOUNT...........................      631,006.8719         21.120711      $13,327,314
S&P 500 INDEX SUBACCOUNT.............................      975,221.8612         18.868311      $18,400,789
SOCIAL AWARENESS SUBACCOUNT..........................       37,936.5279          9.711308      $   368,413
BLUE CHIP SUBACCOUNT.................................       33,840.7895         10.398014      $   351,877
EQUITY INCOME SUBACCOUNT.............................        5,859.9265          9.484445      $    55,578

                                                                     (continued)

Form 5514

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                       ACCUMULATION UNITS    VALUE PER UNIT       VALUE
                                                       ------------------    --------------    -----------
HIGH INCOME BOND SUBACCOUNT..........................        6,486.1165          9.489367      $    61,549
CAPITAL GROWTH SUBACCOUNT............................      188,205.8963         10.431717      $ 1,963,311
NASDAQ 100 SUBACCOUNT................................        2,980.4133          7.256762      $    21,628
JANUS ASPEN GROWTH INSTITUTIONAL SUBACCOUNT..........      797,787.0853         10.896910      $ 8,693,414
JANUS ASPEN WORLDWIDE GROWTH INSTITUTIONAL
  SUBACCOUNT.........................................      539,951.7735         12.601009      $ 6,803,937
JANUS ASPEN BALANCED INSTITUTIONAL SUBACCOUNT........      197,829.2480         10.701013      $ 2,116,973
STRONG OPPORTUNITY II SUBACCOUNT.....................       41,787.3830         11.812926      $   493,631
STRONG SCHAFER VALUE II SUBACCOUNT...................       21,367.4061         11.013003      $   235,319
STRONG MID-CAP GROWTH II SUBACCOUNT..................      160,557.2018         10.924629      $ 1,754,028
MORGAN STANLEY US REAL ESTATE SUBACCOUNT.............       24,303.6288         13.026396      $   316,589
GOLDMAN SACHS GROWTH & INCOME SUBACCOUNT.............      101,634.3434          9.064387      $   921,253
GOLDMAN SACHS CORE US EQUITY SUBACCOUNT..............        9,798.9644          9.806522      $    96,094
GOLDMAN SACHS CAPITAL GROWTH SUBACCOUNT..............       17,270.3267         10.216351      $   176,440
LAZARD RETIREMENT EMERGING MARKET SUBACCOUNT.........       61,946.9304          8.937743      $   553,666
LAZARD RETIREMENT SMALL CAP SUBACCOUNT...............       20,488.3797         12.668639      $   259,560
PBHG TECH & COMM SUBACCOUNT..........................        1,976.4468          5.427213      $    10,727
FIDELITY VIP SERVICE CL 2 MID-CAP III SUBACCOUNT.....          961.7973         10.525174      $    10,123
FIDELITY VIP SERVICE CL 2 CONTRAFUND II SUBACCOUNT...        1,352.7881          9.761880      $    13,206
FIDELITY VIP SERVICE CL 2 GROWTH SUBACCOUNT..........        1,040.8791          9.142770      $     9,517
JANUS ASPEN GROWTH SERVICE SUBACCOUNT................       17,290.5114          8.876902      $   153,486
JANUS ASPEN WORLDWIDE GROWTH SERVICE SUBACCOUNT......       11,009.2816          9.144478      $   100,674
JANUS ASPEN BALANCED SERVICE SUBACCOUNT..............        8,038.2602          9.976617      $    80,195

(4) RISK AND ADMINISTRATIVE EXPENSE

   Although variable life payments differ according to the investment performance of the Accounts, they are not affected by mortality or expense experience because ONLAC assumes the expense risk and the mortality risk under the contracts. ONLAC charges the Accounts' assets for assuming those risks. Such charge will be assessed at a daily rate of 0.0020471% which corresponds to an annual rate of .75% of the contract value.

(5) CONTRACT CHARGES

   Each premium payment is subject to a premium expense charge. The premium expense charge has two components: (a) Sales Load. Each contract is subject to a level sales load of all premiums paid of 4%. (b) State Premium Tax. Premium payments will be subject to the state premium tax and any other state or local taxes that currently range from 2% to 4%.

   Total premium expense charges in the Account amounted to approximately $2,000,000 during 2000.

   A surrender charge is assessed in connection with all complete surrenders, all decreases in stated amount and certain partial surrenders consisting of two components: (1) a contingent deferred sales charge, and (2) a contingent deferred insurance underwriting charge.

   The contingent deferred sales charge is a percentage of premiums paid in the first two contract years. The contingent deferred sales charge percentages are scaled by age at issue or increase. The contingent deferred insurance underwriting charge varies with age at issue or increase.

                                                                     (continued)

Form 5514

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   A service charge is imposed on each transfer of cash values among the subaccounts. Currently, ONLAC is not assessing this charge on the first four transfers made in any contract year. For partial surrenders, a service fee is charged.

   ONLAC charges a monthly deduction from the contract value for the cost of insurance, a $5.00 or $7.00 record keeping and processing charge, a risk charge of $.01 per $1,000 of the stated amount for the risk associated with the death benefit guarantee, and the cost of additional insurance benefits provided by rider.

(6) FEDERAL INCOME TAXES

   Operations of the Account form a part of, and are taxed with, operations of ONLAC which is taxed as a life insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon termination or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account on redemption of the Fund shares.

(7) NEW ACCOUNTING PRONOUNCEMENTS

   In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires Separate Accounts presenting financial statements in conformity with accounting principles generally accepted in the United States of America to disclose financial highlights which include expense ratios and total return. Pursuant to the effective date of the Guide, the Account will present such financial highlights in 2001. The adoption of the guide will have no financial impact on the Account.

Form 5514

OHIO NATIONAL VARIABLE ACCOUNT R

 INDEPENDENT AUDITORS' REPORT

The Board of Directors of
The Ohio National Life Insurance Company and Contract Owners of Ohio National
Variable Account R:

We have audited the accompanying statements of assets and contract owners' equity of Ohio National Variable Account R (comprised of the sub-accounts listed in note 2) (collectively, "the Account") as of December 31, 2000 and the related statements of operations and changes in contract owners' equity for each of the periods indicated herein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2000, and the results of its operations and its changes in contract owners' equity for each of the years indicated herein in conformity with accounting principles generally accepted in the United States of America.

Columbus, Ohio
February 16, 2001

Form 5514

                                                                      APPENDIX A

                    ILLUSTRATIONS OF CASH SURRENDER VALUES,
                    DEATH BENEFITS AND ACCUMULATED PREMIUMS.

The following tables help to show how contract values change with investment performance. The tables illustrate how the death benefit of a contract of an insured of a given age and the cash surrender value (reflecting the deduction of sales load) would vary over time if the return on the assets held in the Funds was a constant, gross, after-tax, annual rate of 0%, 6% or 12%. Because of compounding, the death benefits and cash surrender values would be different from those shown if the returns averaged 0%, 6%, or 12%, but fluctuated over and under those averages throughout the years.

The amounts shown for the death benefit and cash surrender value as of each contract year show that the net investment return on the assets held in the subaccounts is lower than the gross, after-tax returns on Fund assets. This is because certain fees and charges are deducted from the gross return. They are the daily investment management fees incurred by the Funds and the other expenses of operating the funds. These are currently equivalent to an average rate of 0.99% of the value of the average daily net assets of the Funds to which contract values may be allocated. This average takes into account the waivers and reimbursements detailed in the Charges and Deductions section of the prospectus. These waivers and reductions may be terminated in future years. If the waivers and/or reductions are terminated, the average fund expenses may increase, as may the underlying cost of the contract. The daily charge to VAR for assuming mortality and expense risks is equivalent to an annual charge of 0.75%. Based on your contract cash value, your charges may be less. Gross annual rates of return of 0%, 6%, and 12% produce average net annual rates of return for all Funds of approximately -1.74%, 4.26%, and 10.26%.

Each page of illustrations includes two tables. The top table shows the death benefits and cash surrender values assuming we assess current contract charges ("current tables"). Current charges are not guaranteed and may be changed. The lower table shows the death benefits and cash surrender values assuming we assess the maximum contract charges allowable.

The tables assume a premium tax deduction of 1.84% (the charge deducted from your contract will reflect premium taxes in your jurisdiction), that no portion of your net premiums have been allocated to the general account and that planned premiums are paid on the first day of each contract year. The tables also assume that you have made no transfers, partial surrenders, loans, changes in death benefit option or changes in stated amount. Additionally, the tables assume that there are no optional insurance benefits and the current tables assume that our current cost of insurance charges will not be changed. Finally, the tables reflect the fact that no charges for federal, state or local taxes are made now against VAR. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

Below is a list of the sample illustrations presented on the following pages of this prospectus. Upon request, we will furnish a comparable illustration based on your age, sex, risk class, death benefit plan, stated amount and planned premium.

                            VARI-VEST ASSET BUILDER

AGE   DEATH BENEFIT PLAN    PLANNED PREMIUM    STATED AMOUNT       RISK CLASS        PAGE
---   ------------------    ---------------    -------------       ----------        ----
25          Plan A           1,092  (Minimum)    $ 150,000          Nonsmoker         82
25          Plan A           1,270                 150,000          Nonsmoker         83
25          Plan B           1,092  (Minimum)      150,000          Nonsmoker         84
25          Plan B           4,005                 150,000          Nonsmoker         85
40          Plan A           2,904  (Minimum)      250,000     Preferred Nonsmoker    86
40          Plan A           3,820                 250,000     Preferred Nonsmoker    87
40          Plan B           2,904  (Minimum)      250,000     Preferred Nonsmoker    88
40          Plan B          11,040                 250,000     Preferred Nonsmoker    89

HYPOTHETICAL HISTORICAL ILLUSTRATIONS

We may produce hypothetical illustrations of the contract (such as those listed above) based upon the actual historical investment performance (total return) of the Funds from the inception of each Fund or one-, five- and ten-year periods. Such illustrations reflect all contract and subsequent charges, including the cost of insurance (specific to the age, sex, stated amount, risk classification and type of death benefit), planned premium, premium tax, risk charge, sales load, administration charge and surrender charge for the contract being illustrated. We will also provide individualized illustrations upon request. Being based upon past performance, neither hypothetical illustrations nor other performance data indicate future performance.

Form 5514

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $1,092.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.26% NET)       6.00% (4.26% NET)       0.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,092        1,147              0         150,000              0         150,000              0         150,000
2              1,092        2,351              0         150,000              0         150,000              0         150,000
3              1,092        3,615              0         150,000              0         150,000              0         150,000
4              1,092        4,942          1,103         150,000            540         150,000             42         150,000
5              1,092        6,336          2,381         150,000          1,500         150,000            754         150,000
6              1,092        7,799          3,799         150,000          2,509         150,000          1,458         150,000
7              1,092        9,336          5,367         150,000          3,563         150,000          2,152         150,000
8              1,092       10,949          7,099         150,000          4,662         150,000          2,833         150,000
9              1,092       12,643          9,014         150,000          5,809         150,000          3,501         150,000
10             1,092       14,422         11,129         150,000          7,004         150,000          4,155         150,000
15             1,092       24,742         28,069         150,000         16,272         150,000          9,691         150,000
20             1,092       37,913         51,662         150,000         24,180         150,000         11,934         150,000
Age 60         1,092      103,561        265,090         355,220         58,907         150,000         13,222         150,000
Age 65         1,092      138,509        444,609         542,423         75,189         150,000          9,994         150,000
Age 70         1,092      183,112        740,734         859,252         94,846         150,000          2,774         150,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.26 NET)       6.00% (4.26% NET)       0.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,092        1,147               0         150,000             0        150,000               0         150,000
2              1,092        2,351               0         150,000             0        150,000               0         150,000
3              1,092        3,615               0         150,000             0        150,000               0         150,000
4              1,092        4,942           1,024         150,000           471        150,000               0         150,000
5              1,092        6,336           2,283         150,000         1,418        150,000             685         150,000
6              1,092        7,799           3,680         150,000         2,412        150,000           1,380         150,000
7              1,092        9,336           5,222         150,000         3,450        150,000           2,063         150,000
8              1,092       10,949           6,927         150,000         4,532        150,000           2,734         150,000
9              1,092       12,643           8,811         150,000         5,661        150,000           3,392         150,000
10             1,092       14,422          10,893         150,000         6,837        150,000           4,036         150,000
15             1,092       24,742          27,587         150,000        15,983        150,000           9,510         150,000
20             1,092       37,913          50,711         150,000        23,674        150,000          11,633         150,000
Age 60         1,092      103,561         257,676         345,286        54,796        150,000          10,106         150,000
Age 65         1,092      138,509         429,584         524,092        67,118        150,000           3,235         150,000
Age 70         1,092      183,112         709,746         823,305        79,371        150,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5514

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $1,275.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.26% NET)       6.00% (4.26% NET)       0.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,270        1,334              0          150,000             0         150,000              0         150,000
2              1,270        2,734              0          150,000             0         150,000              0         150,000
3              1,270        4,204            568          150,000           174         150,000              0         150,000
4              1,270        5,748          1,979          150,000         1,296         150,000            694         150,000
5              1,270        7,368          3,540          150,000         2,471         150,000          1,563         150,000
6              1,270        9,070          5,273          150,000         3,705         150,000          2,425         150,000
7              1,270       10,857          7,191          150,000         4,995         150,000          3,275         150,000
8              1,270       12,734          9,312          150,000         6,342         150,000          4,111         150,000
9              1,270       14,704         11,659          150,000         7,750         150,000          4,932         150,000
10             1,270       16,773         14,255          150,000         9,220         150,000          5,737         150,000
15             1,270       28,775         34,527          150,000        20,088         150,000         12,014         150,000
20             1,270       44,093         63,790          150,000        30,060         150,000         14,972         150,000
Age 60         1,270      120,442        326,405          437,383        75,806         150,000         18,401         150,000
Age 65         1,270      161,086        547,127          667,495        98,757         150,000         15,985         150,000
Age 70         1,270      212,960        911,217        1,057,012       128,235         150,000          9,746         150,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.26% NET)       6.00% (4.26% NET)       0.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,270        1,334               0         150,000             0        150,000               0         150,000
2              1,270        2,734               0         150,000             0        150,000               0         150,000
3              1,270        4,204             507         150,000           119        150,000               0         150,000
4              1,270        5,748           1,900         150,000         1,228        150,000             634         150,000
5              1,270        7,368           3,442         150,000         2,389        150,000           1,494         150,000
6              1,270        9,070           5,154         150,000         3,608        150,000           2,347         150,000
7              1,270       10,857           7,046         150,000         4,882        150,000           3,186         150,000
8              1,270       12,734           9,140         150,000         6,212        150,000           4,012         150,000
9              1,270       14,704          11,457         150,000         7,602        150,000           4,823         150,000
10             1,270       16,773          14,019         150,000         9,053        150,000           5,618         150,000
15             1,270       28,775          34,048         150,000        19,802        150,000          11,835         150,000
20             1,270       44,093          62,858         150,000        29,561        150,000          14,675         150,000
Age 60         1,270      120,442         318,553         426,861        72,058        150,000          15,385         150,000
Age 65         1,270      161,086         530,723         647,483        91,792        150,000           9,468         150,000
Age 70         1,270      212,960         876,501       1,016,741       116,043        150,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5514

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $1,092.00                         STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.26% NET)       6.00% (4.26% NET)       0.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,092        1,147              0         150,842              0         150,789              0         150,736
2              1,092        2,351              0         151,771              0         151,612              0         151,459
3              1,092        3,615              0         152,795              0         152,470              0         152,170
4              1,092        4,942          1,088         153,924            527         153,364             32         152,868
5              1,092        6,336          2,357         155,172          1,481         154,296            739         153,554
6              1,092        7,799          3,763         156,555          2,481         155,273          1,437         154,229
7              1,092        9,336          5,316         158,083          3,525         156,292          2,124         154,891
8              1,092       10,949          7,028         159,771          4,612         157,355          2,797         155,541
9              1,092       12,643          8,917         161,635          5,743         158,461          3,457         156,175
10             1,092       14,422         11,001         163,692          6,920         159,611          4,100         156,791
15             1,092       24,742         27,616         177,616         16,030         166,030          9,562         159,562
20             1,092       37,913         50,280         200,280         23,588         173,588         11,674         161,674
Age 60         1,092      103,561        248,196         398,196         53,414         203,414         12,010         162,010
Age 65         1,092      138,509        412,146         562,146         64,291         214,291          8,231         158,231
Age 70         1,092      183,112        681,455         831,455         73,345         223,345            575         150,575

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.26% NET)       6.00% (4.26% NET)       0.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              1,092        1,147               0         150,819             0        150,766               0         150,714
2              1,092        2,351               0         151,728             0        151,571               0         151,421
3              1,092        3,615               0         152,733             0        152,413               0         152,119
4              1,092        4,942           1,008         153,845           458        153,294               0         152,808
5              1,092        6,336           2,258         155,073         1,398        154,213             669         153,485
6              1,092        7,799           3,643         156,434         2,383        155,175           1,358         154,150
7              1,092        9,336           5,169         157,937         3,410        156,178           2,034         154,802
8              1,092       10,949           6,853         159,596         4,480        157,223           2,697         155,440
9              1,092       12,643           8,711         161,429         5,592        158,310           3,346         156,064
10             1,092       14,422          10,760         163,451         6,749        159,440           3,979         156,670
15             1,092       24,742          27,116         177,116        15,732        165,732           9,377         159,377
20             1,092       37,913          49,264         199,264        23,054        173,054          11,361         161,361
Age 60         1,092      103,561         237,768         387,768        48,263        198,263           8,733         158,733
Age 65         1,092      138,509         389,792         539,792        53,462        203,462           1,392         151,392
Age 70         1,092      183,112         634,515         784,515        51,293        201,293

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5514

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $4,010                            STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.26% NET)       6.00% (4.26% NET)       0.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                PLANNED PREMIUMS                CURRENT                        CURRENT                        CURRENT
              ---------------------   ----------------------------   ----------------------------   ----------------------------
              TOTAL     ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF     ANNUAL       AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR   OUTLAY     INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------   ------    -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             4,005         4,205           1,004         153,902           784         153,682            565         153,463
2             4,005         8,621           5,343         158,221         4,657         157,536          3,999         156,877
3             4,005        13,257          10,152         163,009         8,717         161,574          7,391         160,249
4             4,005        18,125          15,481         168,317        12,971         165,808         10,744         163,580
5             4,005        23,237          21,387         174,202        17,431         170,246         14,056         166,872
6             4,005        28,604          27,935         180,727        22,108         174,899         17,332         170,124
7             4,005        34,239          35,189         187,957        27,007         179,774         20,566         173,333
8             4,005        40,156          43,225         195,968        32,136         184,880         23,757         176,500
9             4,005        46,369          52,124         204,842        37,507         190,225         26,904         179,622
10            4,005        52,893          61,980         214,671        43,128         195,819         30,006         182,697
15            4,005        90,743         132,002         330,004        77,899         227,899         47,333         197,333
20            4,005       139,051         242,706         538,808       117,951         267,951         60,619         210,619
Age 60        4,005       379,819       1,224,001       1,640,161       307,597         457,597         91,069         241,069
Age 65        4,005       507,993       2,048,732       2,499,453       402,365         552,365         96,183         246,183
Age 70        4,005       671,579       3,409,161       3,954,627       517,698         667,698         96,880         246,880

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.26% NET)       6.00% (4.26% NET)       0.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                PLANNED PREMIUMS               GUARANTEED                     GUARANTEED                     GUARANTEED
              ---------------------   ----------------------------   ----------------------------   ----------------------------
              TOTAL     ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF     ANNUAL       AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR   OUTLAY     INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------   ------    -----------   --------------   -----------   --------------   -----------   --------------   -----------
1             4,005         4,205             980         153,878           761         153,659            542         153,440
2             4,005         8,621           5,299         158,178         4,616         157,495          3,960         156,839
3             4,005        13,257          10,089         162,946         8,660         161,518          7,340         160,198
4             4,005        18,125          15,400         168,237        12,901         165,738         10,683         163,519
5             4,005        23,237          21,286         174,102        17,347         170,162         13,986         166,801
6             4,005        28,604          27,813         180,604        22,009         174,800         17,252         170,043
7             4,005        34,239          35,041         187,809        26,890         179,658         20,475         173,242
8             4,005        40,156          43,048         195,791        32,002         184,746         23,655         176,399
9             4,005        46,369          51,915         204,633        37,354         190,072         26,792         179,510
10            4,005        52,893          61,736         214,427        42,956         195,647         29,883         182,574
15            4,005        90,743         131,495         328,738        77,599         227,599         47,146         197,146
20            4,005       139,051         241,577         536,301       117,413         267,413         60,305         210,305
Age 60        4,005       379,819       1,205,099       1,614,833       302,463         452,463         87,795         237,795
Age 65        4,005       507,993       2,004,552       2,445,553       391,584         541,584         89,333         239,333
Age 70        4,005       671,579       3,307,414       3,836,601       495,779         645,779         83,189         233,189

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5514

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $2,904.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
        12.00% (10.26% NET)     6.00% (4.26% NET)     0.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049              0         250,000              0         250,000              0         250,000
2              2,904        6,251              0         250,000              0         250,000              0         250,000
3              2,904        9,613          1,879         250,000            913         250,000             22         250,000
4              2,904       13,142          5,389         250,000          3,715         250,000          2,231         250,000
5              2,904       16,849          9,254         250,000          6,626         250,000          4,391         250,000
6              2,904       20,740         13,482         250,000          9,626         250,000          6,476         250,000
7              2,904       24,827         18,127         250,000         12,733         250,000          8,505         250,000
8              2,904       29,117         23,229         250,000         15,943         250,000         10,467         250,000
9              2,904       33,622         28,884         250,000         19,305         250,000         12,405         250,000
10             2,904       38,353         35,108         250,000         22,783         250,000         14,274         250,000
15             2,904       65,797         82,919         250,000         47,729         250,000         28,177         250,000
20             2,904      100,825        152,756         250,000         70,431         250,000         34,047         250,000
Age 60         2,904      100,825        152,756         250,000         70,431         250,000         34,047         250,000
Age 65         2,904      145,529        270,979         330,594         97,516         250,000         37,033         250,000
Age 70         2,904      202,585        467,335         542,109        129,915         250,000         35,548         250,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
        12.00% (10.26% NET)     6.00% (4.26% NET)     0.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049               0         250,000             0        250,000               0         250,000
2              2,904        6,251               0         250,000             0        250,000               0         250,000
3              2,904        9,613           1,044         250,000           146        250,000               0         250,000
4              2,904       13,142           4,174         250,000         2,629        250,000           1,263         250,000
5              2,904       16,849           7,585         250,000         5,173        250,000           3,132         250,000
6              2,904       20,740          11,305         250,000         7,782        250,000           4,920         250,000
7              2,904       24,827          15,364         250,000        10,457        250,000           6,630         250,000
8              2,904       29,117          19,801         250,000        13,197        250,000           8,261         250,000
9              2,904       33,622          24,660         250,000        16,006        250,000           9,811         250,000
10             2,904       38,353          29,978         250,000        18,874        250,000          11,267         250,000
15             2,904       65,797          70,703         250,000        39,361        250,000          22,240         250,000
20             2,904      100,825         127,065         250,000        54,150        250,000          23,055         250,000
Age 60         2,904      100,825         127,065         250,000        54,150        250,000          23,055         250,000
Age 65         2,904      145,529         222,998         272,057        67,465        250,000          17,135         250,000
Age 70         2,904      202,585         383,025         444,310        74,971        250,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5514

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $3,840.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.26% NET)       6.00% (4.26% NET)       0.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              3,820        4,011              0         250,000              0         250,000              0         250,000
2              3,820        8,223            698         250,000             65         250,000              0         250,000
3              3,820       12,645          5,082         250,000          3,769         250,000          2,557         250,000
4              3,820       17,288          9,910         250,000          7,620         250,000          5,589         250,000
5              3,820       22,163         15,239         250,000         11,639         250,000          8,572         250,000
6              3,820       27,282         21,095         250,000         15,802         250,000         11,475         250,000
7              3,820       32,658         27,555         250,000         20,134         250,000         14,312         250,000
8              3,820       38,301         34,677         250,000         24,636         250,000         17,076         250,000
9              3,820       44,228         42,576         250,000         29,357         250,000         19,811         250,000
10             3,820       50,450         51,297         250,000         34,266         250,000         22,472         250,000
15             3,820       86,552        116,542         250,000         67,591         250,000         40,269         250,000
20             3,820      132,628        216,379         289,948        101,310         250,000         49,980         250,000
Age 60         3,820      132,628        216,379         289,948        101,310         250,000         49,980         250,000
Age 65         3,820      191,433        383,115         467,400        143,318         250,000         56,956         250,000
Age 70         3,820      266,486        659,276         764,760        196,692         250,000         59,844         250,000

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.26% NET)       6.00% (4.26% NET)       0.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              3,820        4,011               0         250,000             0        250,000               0         250,000
2              3,820        8,223             189         250,000             0        250,000               0         250,000
3              3,820       12,645           4,254         250,000         3,008        250,000           1,860         250,000
4              3,820       17,288           8,703         250,000         6,541        250,000           4,627         250,000
5              3,820       22,163          13,586         250,000        10,199        250,000           7,319         250,000
6              3,820       27,282          18,945         250,000        13,980        250,000           9,930         250,000
7              3,820       32,658          24,834         250,000        17,890        250,000          12,458         250,000
8              3,820       38,301          31,311         250,000        21,934        250,000          14,900         250,000
9              3,820       44,228          38,446         250,000        26,121        250,000          17,257         250,000
10             3,820       50,450          46,303         250,000        30,446        250,000          19,518         250,000
15             3,820       86,552         105,001         250,000        59,590        250,000          34,521         250,000
20             3,820      132,628         193,519         259,316        86,218        250,000          39,521         250,000
Age 60         3,820      132,628         193,519         259,316        86,218        250,000          39,521         250,000
Age 65         3,820      191,433         341,753         416,939       116,727        250,000          38,356         250,000
Age 70         3,820      266,486         583,437         676,787       151,578        250,000          25,842         250,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5514

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $2,904.00                         STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.26% NET)       6.00% (4.26% NET)       0.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049              0         252,596              0         252,444              0         252,292
2              2,904        6,251              0         255,433              0         254,966              0         254,519
3              2,904        9,613          1,851         258,534            889         257,571              1         256,683
4              2,904       13,142          5,337         261,924          3,671         260,258          2,195         258,782
5              2,904       16,849          9,168         265,658          6,557         263,047          4,335         260,825
6              2,904       20,740         13,346         269,736          9,520         265,910          6,395         262,785
7              2,904       24,827         17,923         274,211         12,581         268,869          8,392         264,680
8              2,904       29,117         22,934         279,116         15,731         271,913         10,315         266,498
9              2,904       33,622         28,471         284,544         19,021         275,093         12,210         268,283
10             2,904       38,353         34,541         290,504         22,408         278,371         14,028         269,990
15             2,904       65,797         80,723         330,723         46,554         296,554         27,546         277,546
20             2,904      100,825        145,513         395,513         67,319         317,319         32,683         282,683
Age 60         2,904      100,825        145,513         395,513         67,319         317,319         32,683         282,683
Age 65         2,904      145,529        249,883         499,883         90,003         340,003         34,390         284,390
Age 70         2,904      202,585        418,030         668,030        112,873         362,873         30,888         280,888

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.26% NET)       6.00% (4.26% NET)       0.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              2,904        3,049               0         252,360             0        252,214               0         252,070
2              2,904        6,251               0         254,914             0        254,477               0         254,059
3              2,904        9,613           1,001         257,683           108        256,791               0         255,969
4              2,904       13,142           4,094         260,681         2,562        259,149           1,207         257,794
5              2,904       16,849           7,452         263,942         5,065        261,555           3,046         259,536
6              2,904       20,740          11,097         267,487         7,621        264,011           4,796         261,186
7              2,904       24,827          15,055         271,342        10,226        266,514           6,460         262,748
8              2,904       29,117          19,355         275,538        12,879        269,061           8,035         264,217
9              2,904       33,622          24,035         280,107        15,577        271,650           9,519         265,591
10             2,904       38,353          29,119         285,082        18,310        274,272          10,898         266,860
15             2,904       65,797          67,244         317,244        37,531        287,531          21,273         271,273
20             2,904      100,825         115,286         365,286        49,244        299,244          21,007         271,007
Age 60         2,904      100,825         115,286         365,286        49,244        299,244          21,007         271,007
Age 65         2,904      145,529         186,248         436,248        55,773        305,773          13,541         263,541
Age 70         2,904      202,585         288,379         538,379        49,446        299,446

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5514

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: PREFERRED NONSMOKER     DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $11,040.00                        STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.26% NET)       6.00% (4.26% NET)       0.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS               CURRENT                        CURRENT                        CURRENT
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              11,040      11,592           4,277         261,142         3,659         260,524          3,042         259,907
2              11,040      23,764          16,677         273,452        14,741         271,516         12,880         269,655
3              11,040      36,544          30,391         287,073        26,329         283,012         22,576         279,258
4              11,040      49,963          45,558         302,146        38,447         295,035         32,131         288,719
5              11,040      64,053          62,345         318,835        51,129         307,619         41,556         298,046
6              11,040      78,848          80,890         337,280        64,364         320,754         50,817         307,207
7              11,040      94,382         101,399         357,687        78,197         334,485         59,931         316,219
8              11,040     110,693         124,074         380,256        92,642         348,825         68,888         325,070
9              11,040     127,820         149,196         405,268       107,775         363,848         77,734         333,806
10             11,040     145,803         176,978         432,940       123,579         379,541         86,420         342,383
15             11,040     250,139         372,682         622,682       219,409         469,409        133,082         383,082
20             11,040     383,301         687,942         937,942       330,953         580,953        169,429         419,429
Age 60         11,040     383,301         687,942         937,942       330,953         580,953        169,429         419,429
Age 65         11,040     553,253       1,212,357       1,479,075       469,027         719,027        200,880         450,880
Age 70         11,040     770,159       2,081,599       2,414,654       638,057         888,057        225,395         475,395

              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
      12.00% (10.26% NET)       6.00% (4.26% NET)       0.00% (-1.74% NET)
                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

                 PLANNED PREMIUMS              GUARANTEED                     GUARANTEED                     GUARANTEED
               --------------------   ----------------------------   ----------------------------   ----------------------------
               TOTAL    ACCUMULATED    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR    END OF YEAR     END OF YEAR
   END OF      ANNUAL      AT 5%      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH      CASH SURRENDER      DEATH
POLICY YEAR    OUTLAY    INTEREST         VALUE          BENEFIT         VALUE          BENEFIT         VALUE          BENEFIT
-----------    ------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
1              11,040      11,592           4,040         260,905         3,430        260,295           2,820         259,685
2              11,040      23,764          16,157         272,932        14,250        271,025          12,418         269,193
3              11,040      36,544          29,535         286,217        25,544        282,226          21,857         278,539
4              11,040      49,963          44,303         300,891        37,327        293,915          31,134         287,722
5              11,040      64,053          60,613         317,103        49,625        306,115          40,252         296,742
6              11,040      78,848          78,622         335,012        62,451        318,841          49,202         305,592
7              11,040      94,382          98,509         354,797        75,825        332,113          57,981         314,269
8              11,040     110,693         120,472         376,654        89,770        345,953          66,588         322,770
9              11,040     127,820         144,734         400,806       104,310        360,382          75,020         331,093
10             11,040     145,803         171,528         427,490       119,458        375,420          83,267         339,229
15             11,040     250,139         359,169         609,169       210,366        460,366         126,781         376,781
20             11,040     383,301         657,698         907,698       312,870        562,870         157,732         407,732
Age 60         11,040     383,301         657,698         907,698       312,870        562,870         157,732         407,732
Age 65         11,040     553,253       1,148,877       1,401,629       434,836        684,836         180,012         430,012
Age 70         11,040     770,159       1,951,740       2,264,019       574,798        824,798         188,348         438,348

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

Form 5514